FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-199921-03

The Information contained herein (the "Information") is preliminary and subject to change.  The information will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series CSAIL 2015-C3 (the "Offering Document").  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the Information is subject to the same limitations and qualifications contained in the Offering Document.  The Information does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The Information contained herein will be more fully described elsewhere in the Offering Document.  The Information should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. The privately offered securities described in the Offering Document as to which the Information relates have not been and will not be registered under the United States Securities Act of 1933, as amended. This material should be not construed as an effort to sell or the solicitation of any offer to buy any security in any jurisdiction where such offer of solicitation would be illegal.

For investor in publicly offered securities as to which the Information relates: The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-199921) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

The information in this file (the “File”) is an electronic copy of the information set forth in the Appendix titled “Statistical Characteristics of the Mortgage Loans” to the free writing prospectus and/or prospectus. This File does not contain all information that is required to be included in the base prospectus and the prospectus supplement. This File should be reviewed only in conjunction with the entire free writing prospectus and/or prospectus. Prospective investors are advised to read carefully, and should rely on, the free writing prospectus and/or prospectus relating to the Certificates referred to herein in making their investment decision.

The information in this File may be amended and/or supplemented prior to the time of sale. The information in this File supersedes any contrary information contained in any prior File relating to the subject securities and will be superseded by any contrary information contained in any subsequent File prior to the time of sale.

Methodologies used in deriving certain information contained in this File are more fully described elsewhere in the free writing prospectus and/or prospectus. The information in this File should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Mortgage Loan Originator	Mortgage Loan Seller(1)	Original Balance(2)	Cut-off Date Balance(2)(3)	Maturity/ARD Balance(2)	Cut-off Date Balance per SF/ Units/Rooms/Pads(2)	Loan Purpose	Sponsor(4)
1		Loan	Charles River Plaza North	9.2%	UBS Real Estate Securities Inc.	UBSRES	$130,000,000	$130,000,000	$96,185,840	$595	Refinance	Jonathan G. Davis; Paul R. Marcus
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	Column Financial, Inc.	Column	$105,000,000	$105,000,000	$100,122,133	$32,755	Acquisition	SOF-IX U.S. Holdings, L.P.
2.01		Property	Crestwood Suites Denver - Aurora	0.3%	Column Financial, Inc.	Column	$4,627,237	$4,627,237	$4,412,274	$32,755
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%	Column Financial, Inc.	Column	$4,314,115	$4,314,115	$4,113,699	$32,755
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%	Column Financial, Inc.	Column	$3,896,620	$3,896,620	$3,715,599	$32,755
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%	Column Financial, Inc.	Column	$3,757,455	$3,757,455	$3,582,899	$32,755
2.05		Property	Sun Suites Plano	0.3%	Column Financial, Inc.	Column	$3,618,290	$3,618,290	$3,450,199	$32,755
2.06		Property	Sun Suites Westchase	0.3%	Column Financial, Inc.	Column	$3,583,499	$3,583,499	$3,417,024	$32,755
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%	Column Financial, Inc.	Column	$3,096,421	$3,096,421	$2,952,574	$32,755
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%	Column Financial, Inc.	Column	$2,922,465	$2,922,465	$2,786,700	$32,755
2.09		Property	Sun Suites Raleigh	0.2%	Column Financial, Inc.	Column	$2,783,300	$2,783,300	$2,654,000	$32,755
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%	Column Financial, Inc.	Column	$2,783,300	$2,783,300	$2,654,000	$32,755
2.11		Property	Crestwood Suites Nashville Madison	0.2%	Column Financial, Inc.	Column	$2,748,509	$2,748,509	$2,620,825	$32,755
2.12		Property	Sun Suites Cumming	0.2%	Column Financial, Inc.	Column	$2,748,509	$2,748,509	$2,620,825	$32,755
2.13		Property	Crestwood Suites Murfreesboro	0.2%	Column Financial, Inc.	Column	$2,574,553	$2,574,553	$2,454,950	$32,755
2.14		Property	Sun Suites Smyrna	0.2%	Column Financial, Inc.	Column	$2,470,179	$2,470,179	$2,355,425	$32,755
2.15		Property	Sun Suites Dallas - Garland	0.2%	Column Financial, Inc.	Column	$2,470,179	$2,470,179	$2,355,425	$32,755
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%	Column Financial, Inc.	Column	$2,470,179	$2,470,179	$2,355,425	$32,755
2.17		Property	Sun Suites Charlotte - Matthews	0.2%	Column Financial, Inc.	Column	$2,400,596	$2,400,596	$2,289,075	$32,755
2.18		Property	Crestwood Suites Disney Orlando	0.2%	Column Financial, Inc.	Column	$2,365,805	$2,365,805	$2,255,900	$32,755
2.19		Property	Crestwood Suites Orlando UCF	0.2%	Column Financial, Inc.	Column	$2,365,805	$2,365,805	$2,255,900	$32,755
2.20		Property	Crestwood Suites Snellville	0.2%	Column Financial, Inc.	Column	$2,331,014	$2,331,014	$2,222,725	$32,755
2.21		Property	Sun Suites Suwanee	0.2%	Column Financial, Inc.	Column	$2,296,223	$2,296,223	$2,189,550	$32,755
2.22		Property	Home Towne Suites Kannapolis	0.2%	Column Financial, Inc.	Column	$2,296,223	$2,296,223	$2,189,550	$32,755
2.23		Property	Sun Suites Corpus Christi	0.1%	Column Financial, Inc.	Column	$2,052,684	$2,052,684	$1,957,325	$32,755
2.24		Property	Home Towne Suites Tuscaloosa	0.1%	Column Financial, Inc.	Column	$2,052,684	$2,052,684	$1,957,325	$32,755
2.25		Property	Sun Suites Jacksonville	0.1%	Column Financial, Inc.	Column	$2,017,893	$2,017,893	$1,924,150	$32,755
2.26		Property	Sun Suites Chesapeake	0.1%	Column Financial, Inc.	Column	$2,017,893	$2,017,893	$1,924,150	$32,755
2.27		Property	Crestwood Suites Fort Myers	0.1%	Column Financial, Inc.	Column	$1,983,101	$1,983,101	$1,890,975	$32,755
2.28		Property	Crestwood Suites Greensboro Airport	0.1%	Column Financial, Inc.	Column	$1,983,101	$1,983,101	$1,890,975	$32,755
2.29		Property	Crestwood Suites Austin	0.1%	Column Financial, Inc.	Column	$1,913,519	$1,913,519	$1,824,625	$32,755
2.30		Property	Sun Suites Gwinnett	0.1%	Column Financial, Inc.	Column	$1,913,519	$1,913,519	$1,824,625	$32,755
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%	Column Financial, Inc.	Column	$1,843,936	$1,843,936	$1,758,275	$32,755
2.32		Property	Crestwood Suites Baton Rouge	0.1%	Column Financial, Inc.	Column	$1,774,354	$1,774,354	$1,691,925	$32,755
2.33		Property	Home Towne Suites Columbus	0.1%	Column Financial, Inc.	Column	$1,704,771	$1,704,771	$1,625,575	$32,755
2.34		Property	Crestwood Suites NW Houston	0.1%	Column Financial, Inc.	Column	$1,669,980	$1,669,980	$1,592,400	$32,755
2.35		Property	Home Towne Suites Auburn	0.1%	Column Financial, Inc.	Column	$1,669,980	$1,669,980	$1,592,400	$32,755
2.36		Property	Sun Suites Stockbridge	0.1%	Column Financial, Inc.	Column	$1,565,606	$1,565,606	$1,492,875	$32,755
2.37		Property	Home Towne Suites Anderson	0.1%	Column Financial, Inc.	Column	$1,461,233	$1,461,233	$1,393,350	$32,755
2.38		Property	Crestwood Suites Colorado Springs	0.1%	Column Financial, Inc.	Column	$1,426,441	$1,426,441	$1,360,175	$32,755
2.39		Property	Home Towne Suites Prattville	0.1%	Column Financial, Inc.	Column	$1,356,859	$1,356,859	$1,293,825	$32,755
2.40		Property	Crestwood Suites High Point	0.1%	Column Financial, Inc.	Column	$1,217,694	$1,217,694	$1,161,125	$32,755
2.41		Property	Sun Suites Birmingham	0.1%	Column Financial, Inc.	Column	$1,182,903	$1,182,903	$1,127,950	$32,755
2.42		Property	Sun Suites Kennesaw Town Center	0.1%	Column Financial, Inc.	Column	$1,182,903	$1,182,903	$1,127,950	$32,755
2.43		Property	Sun Suites Greensboro	0.1%	Column Financial, Inc.	Column	$1,148,111	$1,148,111	$1,094,775	$32,755
2.44		Property	Home Towne Suites Greenville	0.1%	Column Financial, Inc.	Column	$939,364	$939,364	$895,725	$32,755
2.45		Property	Sun Suites Hattiesburg	0.1%	Column Financial, Inc.	Column	$800,199	$800,199	$763,025	$32,755
2.46		Property	Home Towne Suites Decatur	0.1%	Column Financial, Inc.	Column	$730,616	$730,616	$696,675	$32,755
2.47		Property	Home Towne Suites Bowling Green	0.1%	Column Financial, Inc.	Column	$730,616	$730,616	$696,675	$32,755
2.48		Property	Sun Suites Gulfport Airport	0.0%	Column Financial, Inc.	Column	$626,243	$626,243	$597,150	$32,755
2.49		Property	Crestwood Suites Newport News	0.0%	Column Financial, Inc.	Column	$556,660	$556,660	$530,800	$32,755
2.50		Property	Home Towne Suites Clarksville	0.0%	Column Financial, Inc.	Column	$556,660	$556,660	$530,800	$32,755
3		Loan	The Mall of New Hampshire	7.0%	UBS Real Estate Securities Inc.	UBSRES	$100,000,000	$100,000,000	$100,000,000	$370	Refinance	Mayflower Realty LLC
4		Loan	Westfield Wheaton	6.8%	Column Financial, Inc.	Column	$97,000,000	$97,000,000	$97,000,000	$142	Refinance	Westfield America, Inc., Westfield America Limited Partnership
5		Loan	Arizona Grand Resort & Spa	3.5%	Column Financial, Inc.	Column	$50,000,000	$50,000,000	$44,991,949	$127,688	Refinance	Southwest Recourse III, LLC ; Grossman Company Properties, Inc.; Southwest Associates Investments, LLC
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	Column Financial, Inc.	Column	$50,000,000	$50,000,000	$50,000,000	$406,137	Refinance	Hartz Financial Corp., Hartz Financial II Corp., Hartz Mountain Industries-NJ, L.L.C.
6.01		Property	Soho Grand Hotel	2.6%	Column Financial, Inc.	Column	$36,889,460	$36,889,460	$36,889,460	$406,137
6.02		Property	Tribeca Grand Hotel	0.9%	Column Financial, Inc.	Column	$13,110,540	$13,110,540	$13,110,540	$406,137
7		Loan	Westfield Trumbull	2.9%	Column Financial, Inc.	Column	$41,162,162	$41,162,162	$41,162,162	$135	Refinance	Westfield America, Inc., Westfield America Limited Partnership
8		Loan	Venue Emerald Coast	2.1%	The Bank of New York Mellon	BNYM	$30,000,000	$30,000,000	$27,349,657	$128,755	Acquisition	Ryan L. Hanks
9		Loan	16542 & 16550 Ventura	1.9%	The Bank of New York Mellon	BNYM	$27,500,000	$27,500,000	$25,196,692	$288	Refinance	Albert Taban
10		Loan	21 Astor Place	1.9%	Benefit Street Partners CRE Finance LLC	BSP	$26,650,000	$26,650,000	$26,650,000	$2,396	Refinance	Isaac A. Gindi; Edward Gindi
11		Loan	Hendry Multifamily Portfolio	1.8%	Column Financial, Inc.	Column	$26,000,000	$26,000,000	$22,962,983	$80,000	Refinance	Adam Hendry
11.01		Property	Summer Lake Villas	1.0%	Column Financial, Inc.	Column	$14,783,265	$14,783,265	$13,056,456	$80,000
11.02		Property	Spinnaker Landing	0.5%	Column Financial, Inc.	Column	$7,525,620	$7,525,620	$6,646,565	$80,000
11.03		Property	New River	0.3%	Column Financial, Inc.	Column	$3,691,115	$3,691,115	$3,259,962	$80,000
12		Loan	Hampton Inn - Point Loma	1.8%	The Bancorp Bank	The Bancorp Bank	$25,300,000	$25,206,602	$20,480,213	$121,771	Refinance	Imad T. Mansour
13		Loan	Hilton Arden West	1.7%	The Bank of New York Mellon	BNYM	$23,700,000	$23,700,000	$22,145,005	$70,746	Acquisition	Westmont Hospitality Group
14		Loan	2500 South Damen Avenue	1.6%	Benefit Street Partners CRE Finance LLC	BSP	$23,100,000	$23,100,000	$20,127,456	$180	Acquisition	Arnold Gumowitz
15		Loan	FL OH Multifamily Portfolio	1.5%	The Bank of New York Mellon	BNYM	$21,040,000	$21,040,000	$17,908,046	$38,748	Refinance	Arbor Realty SR, Inc.
15.01		Property	Dartmouth Place	0.4%	The Bank of New York Mellon	BNYM	$5,512,000	$5,512,000	$4,691,499	$38,748
15.02		Property	Sugartree Apartments	0.3%	The Bank of New York Mellon	BNYM	$4,472,000	$4,472,000	$3,806,311	$38,748
15.03		Property	Meldon Place	0.3%	The Bank of New York Mellon	BNYM	$3,712,000	$3,712,000	$3,159,442	$38,748
15.04		Property	Willowood Apartments	0.2%	The Bank of New York Mellon	BNYM	$2,848,000	$2,848,000	$2,424,055	$38,748
15.05		Property	Parkway North Apartments	0.2%	The Bank of New York Mellon	BNYM	$2,456,000	$2,456,000	$2,090,407	$38,748
15.06		Property	Sandpiper Apartments	0.1%	The Bank of New York Mellon	BNYM	$2,040,000	$2,040,000	$1,736,331	$38,748
16		Loan	The Crescent Building	1.4%	UBS Real Estate Securities Inc.	UBSRES	$20,500,000	$20,500,000	$17,601,181	$146	Refinance	Flinn Realty LLC; Privet Birmingham Crescent Holdings, LLC
17		Loan	Holiday Inn Express - Mill Valley	1.3%	UBS Real Estate Securities Inc.	UBSRES	$18,750,000	$18,730,302	$15,443,392	$187,303	Acquisition	Andre Ferrigno; Alison Goodwin; Anthony Jon Sherman; Anthony Jon Sherman and Rachel A. Sherman, as Trustees of the Sherman Family Trust, Dated April 22, 2003
18		Loan	7101 Sunset Blvd	1.3%	The Bank of New York Mellon	BNYM	$18,500,000	$18,500,000	$16,284,423	$494	Refinance	Daryoush Dayan
19		Loan	16260 Ventura	1.3%	The Bank of New York Mellon	BNYM	$18,200,000	$18,200,000	$16,675,629	$300	Refinance	David Taban

A-1

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Mortgage Loan Originator	Mortgage Loan Seller(1)	Original Balance(2)	Cut-off Date Balance(2)(3)	Maturity/ARD Balance(2)	Cut-off Date Balance per SF/ Units/Rooms/Pads(2)	Loan Purpose	Sponsor(4)
20		Loan	Syracuse Office Portfolio	1.3%	The Bank of New York Mellon	BNYM	$18,075,000	$18,075,000	$15,494,904	$71	Refinance	Sid Borenstein, Shimmie Horn
20.01		Property	250 Clinton	1.0%	The Bank of New York Mellon	BNYM	$14,137,500	$14,137,500	$12,119,458	$71
20.02		Property	507 Plum	0.3%	The Bank of New York Mellon	BNYM	$3,937,500	$3,937,500	$3,375,446	$71
21		Loan	Ranch at Guadalupe	1.3%	Column Financial, Inc.	Column	$17,788,000	$17,788,000	$15,643,566	$96,674	Refinance	Lahav Gabay
22		Loan	WPC Department Store Portfolio	1.2%	UBS Real Estate Securities Inc.	UBSRES	$17,170,000	$17,170,000	$15,688,470	$57	Acquisition	Corporate Property Associates 17 - Global Incorporated
22.01		Property	Boston Store - Brookfield Square Mall	0.3%	UBS Real Estate Securities Inc.	UBSRES	$4,086,268	$4,086,268	$3,733,681	$57
22.02		Property	Boston Store - Mayfair Mall	0.3%	UBS Real Estate Securities Inc.	UBSRES	$3,779,319	$3,779,319	$3,453,216	$57
22.03		Property	Boston Store - Southridge Mall	0.2%	UBS Real Estate Securities Inc.	UBSRES	$3,453,184	$3,453,184	$3,155,223	$57
22.04		Property	Younkers - Bay Park Square Mall	0.2%	UBS Real Estate Securities Inc.	UBSRES	$2,436,413	$2,436,413	$2,226,185	$57
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%	UBS Real Estate Securities Inc.	UBSRES	$1,841,698	$1,841,698	$1,682,786	$57
22.06		Property	Herberger's - West Acres Mall	0.1%	UBS Real Estate Securities Inc.	UBSRES	$1,573,117	$1,573,117	$1,437,379	$57
23		Loan	FedEx Ground Shafter	1.2%	UBS Real Estate Securities Inc.	UBSRES	$17,000,000	$16,982,329	$14,022,413	$81	Refinance	Robert J. Scannell; Robert J. Scannell, as Trustee of the Robert J. Scannell Revocable Trust
24		Loan	Sterling & Milagro Apartments	1.2%	Column Financial, Inc.	Column	$17,000,000	$16,933,509	$13,627,844	$39,708	Refinance	Rene O. Campos
25		Loan	1315 Lincoln Boulevard	1.2%	Benefit Street Partners CRE Finance LLC	BSP	$16,600,000	$16,600,000	$16,600,000	$705	Acquisition	Larry Botel
26		Loan	Cape May Hotels	1.1%	UBS Real Estate Securities Inc.	UBSRES	$16,000,000	$16,000,000	$13,084,218	$248,062	Refinance	Curtis Bashaw; Craig Wood
26.01		Property	Congress Hall	1.0%	UBS Real Estate Securities Inc.	UBSRES	$13,665,236	$13,665,236	$11,174,933	$248,062
26.02		Property	The Star	0.2%	UBS Real Estate Securities Inc.	UBSRES	$2,334,764	$2,334,764	$1,909,285	$248,062
27		Loan	PG&E Building - Fresno	1.0%	Pillar Multifamily, LLC	Column	$14,300,000	$14,300,000	$10,745,134	$139	Refinance	Dwyer New York Trust, Established July 17, 2001, Gery Grey, Perry Grey, Debra Rapaport, Steven C. Powell, Deborah L. Powell, Thomas L. Hubert, Frances C. Hubert, Jackmar Realty Corporation, LLC, Cynthia Johnston, Maria L. R. Chi, Juergen R. K. Muenster, Elfriede B. Muenster Revocable Trust dated May 10, 2002, James L. Fisk, Karen P. Dobney, Carl Ganter, James Demetro, Eva M. Demetro, John Pelochino, Donald R. Caddle, Suzanne C. Caddle, Dennis R. Lawrence Revocable Trust, Neil C. McFall, Wanda M. McFall, Sidney Cohen, Lynne Z. Cohen, Donald Hull, Annette Hull, Janice Kawamura, John R. Pelochino, Joseph Pelochino, Andrea Pelochino, Paul Daneshrad
28		Loan	Dunwoody Exchange	1.0%	The Bancorp Bank	The Bancorp Bank	$14,200,000	$14,200,000	$12,468,283	$60,944	Acquisition	Matthew C. Millman
29		Loan	4800 Sugar Grove	1.0%	Column Financial, Inc.	Column	$14,000,000	$13,982,824	$11,270,175	$113	Refinance	Hari P. Agrawal
30		Loan	Renaissance Casa De Palmas	0.9%	UBS Real Estate Securities Inc.	UBSRES	$13,500,000	$13,485,144	$11,046,948	$81,728	Refinance	Richard E. Takach, Jr.; John S. Turner, Jr.
31		Loan	Burleson Town Center	0.8%	UBS Real Estate Securities Inc.	UBSRES	$12,000,000	$11,979,130	$8,745,770	$85	Refinance	John A. Henry & Co., Ltd.
32		Loan	HH-Laveen / Laveen Commons	0.8%	Western Alliance Bank	Column	$11,850,000	$11,820,748	$9,611,584	$116	Refinance	Christopher P. Hinkson; Shannon Hinkson; Christopher P. Hinkson and Shannon Hinkson as trustees of the Christopher and Shannon Hinkson Revocable Trust, under agreement dated January 12, 2009
33		Loan	Colony Plaza	0.8%	Benefit Street Partners CRE Finance LLC	BSP	$11,750,000	$11,737,366	$9,646,696	$54	Refinance	Elchonon Schwartz; Simon Singer
34		Loan	Vicksburg Medical Office Building	0.8%	Column Financial, Inc.	Column	$11,500,000	$11,500,000	$10,115,560	$184	Acquisition	Healthcare GA Operating Partnership-T, LP
35		Loan	Millside Plaza	0.8%	Benefit Street Partners CRE Finance LLC	BSP	$11,100,000	$11,100,000	$9,779,098	$143	Acquisition	Reuven Rivlin
36		Loan	American Self Storage Portfolio	0.8%	Column Financial, Inc.	Column	$11,000,000	$11,000,000	$9,079,399	$5,147	Refinance	Larry C. Register
36.01		Property	Odom Road	0.1%	Column Financial, Inc.	Column	$2,110,312	$2,110,312	$1,741,851	$5,147
36.02		Property	Brannon Stand	0.1%	Column Financial, Inc.	Column	$2,004,796	$2,004,796	$1,654,758	$5,147
36.03		Property	East	0.1%	Column Financial, Inc.	Column	$2,004,796	$2,004,796	$1,654,758	$5,147
36.04		Property	West	0.1%	Column Financial, Inc.	Column	$1,688,249	$1,688,249	$1,393,481	$5,147
36.05		Property	Enterprise	0.1%	Column Financial, Inc.	Column	$1,160,672	$1,160,672	$958,019	$5,147
36.06		Property	Ozark	0.1%	Column Financial, Inc.	Column	$1,028,777	$1,028,777	$849,152	$5,147
36.07		Property	North	0.1%	Column Financial, Inc.	Column	$1,002,398	$1,002,398	$827,379	$5,147
37		Loan	Alvarado Center	0.8%	KGS	Column	$11,000,000	$10,971,562	$8,851,603	$321	Refinance	Kamyar Mateen
38		Loan	Brookwood Apartments	0.8%	Column Financial, Inc.	Column	$10,695,000	$10,695,000	$9,349,411	$35,889	Refinance	Brian Martin
39		Loan	Wyndham Deerfield Beach Resort	0.7%	UBS Real Estate Securities Inc.	UBSRES	$10,500,000	$10,500,000	$10,500,000	$61,047	Refinance	David T. Chase
40		Loan	Staybridge Suites Brandywine	0.7%	The Bank of New York Mellon	BNYM	$10,500,000	$10,473,658	$8,493,292	$95,215	Refinance	Stephen Field
41		Loan	Crescentwood Apartments	0.7%	Column Financial, Inc.	Column	$10,460,000	$10,434,698	$8,512,996	$48,309	Refinance	Vernon Ward Barge III
42		Loan	Hunters Run	0.7%	Centerline Finance Corporation	Column	$9,750,000	$9,750,000	$8,469,389	$110	Refinance	Gloria S. Haffer, as trustee of the Bernard R. Ruben irrevocable trust for issue u/a/d 12/7/1997
43		Loan	Crossroads Shopping Center	0.7%	UBS Real Estate Securities Inc.	UBSRES	$9,750,000	$9,725,980	$7,910,962	$48	Acquisition	Mark Vakili (a/k/a Morteza Vakili); Mitra Vakili; The Vakili Family Trust
44		Loan	Hyperion Apartments	0.7%	Centerline Finance Corporation	Column	$9,600,000	$9,589,039	$7,813,514	$39,461	Refinance	Chowdary Yalamanchili
45		Loan	Varner Crossing	0.7%	Pillar Multifamily, LLC	Column	$9,500,000	$9,500,000	$8,331,014	$118	Refinance	M&J Wilkow, LTD
46		Loan	Platinum Multifamily Portfolio	0.6%	Benefit Street Partners CRE Finance LLC	BSP	$9,150,000	$9,139,577	$7,449,771	$29,674	Refinance	Moshe Florans
46.01		Property	Camellia Apartments	0.2%	Benefit Street Partners CRE Finance LLC	BSP	$3,335,938	$3,332,138	$2,716,063	$29,674
46.02		Property	Hudson Apartments	0.2%	Benefit Street Partners CRE Finance LLC	BSP	$3,097,656	$3,094,127	$2,522,058	$29,674
46.03		Property	Silverwood Apartments	0.2%	Benefit Street Partners CRE Finance LLC	BSP	$2,716,406	$2,713,312	$2,211,651	$29,674
47		Loan	Daytona Promenade	0.6%	Column Financial, Inc.	Column	$9,000,000	$9,000,000	$7,624,004	$62	Refinance	Andrew J. Cohen
48		Loan	2280 Corporate Circle	0.6%	The Bank of New York Mellon	BNYM	$9,000,000	$9,000,000	$7,102,535	$141	Refinance	American Nevada Holdings, LLC
49		Loan	StorQuest Indio	0.6%	UBS Real Estate Securities Inc.	UBSRES	$8,400,000	$8,400,000	$7,347,534	$8,936	Refinance	William W. Hobin; Timothy B. Hobin; Clark W. Porter
50		Loan	Plaza Las Brisas	0.6%	The Bancorp Bank	The Bancorp Bank	$8,300,000	$8,279,009	$6,704,495	$97	Refinance	Fred Grimes
51		Loan	Haggen Grocery El Cajon	0.6%	Benefit Street Partners CRE Finance LLC	BSP	$8,255,000	$8,255,000	$7,282,401	$163	Acquisition	HEC - RNBT LLC
52		Loan	800 Chester Pike	0.6%	UBS Real Estate Securities Inc.	UBSRES	$8,100,000	$8,100,000	$6,612,713	$95	Refinance	Mark B. Kennedy
53		Loan	Tara Hills Apartments	0.6%	Column Financial, Inc.	Column	$8,000,000	$8,000,000	$6,799,503	$37,383	Acquisition	Tom Intrator
54		Loan	Country Inn & Suites Baltimore North	0.6%	Benefit Street Partners CRE Finance LLC	BSP	$8,000,000	$8,000,000	$5,936,448	$98,765	Refinance	Vinay B. Patel
55		Loan	Cliffbrook Condominiums	0.6%	The Bancorp Bank	The Bancorp Bank	$7,875,000	$7,875,000	$7,238,348	$58,769	Refinance	Avtar C. Verma & Satya P. Verma
56		Loan	Monroe Town Center	0.5%	UBS Real Estate Securities Inc.	UBSRES	$7,700,000	$7,691,280	$6,274,662	$239	Refinance	Robert Levinson; Marc Levinson; The Robert Levinson Living Trust, Dated November 10, 2005
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	The Bank of New York Mellon	BNYM	$7,200,000	$7,191,536	$6,596,232	$10,362	Acquisition	John C. Lopuch; Lopuch Trust Dated August 9, 2000; Anthony R. Carr; Anthony R. Carr Revocable Trust of 1989
58		Loan	Governor's Place	0.5%	Benefit Street Partners CRE Finance LLC	BSP	$7,000,000	$7,000,000	$5,735,164	$110	Refinance	David Colman; Michael Colman; Tyler Ross; James C. Beachum; James C. Beachum Revocable Trust U/A/D October 2, 1986
59		Loan	Walgreens - Waterford	0.5%	The Bancorp Bank	The Bancorp Bank	$6,600,000	$6,600,000	$5,786,982	$445	Acquisition	Ruth Jeanette Veprin
60		Loan	Central Crossing	0.5%	The Bancorp Bank	The Bancorp Bank	$6,600,000	$6,592,703	$5,397,083	$55	Refinance	Francis Greenburger
61		Loan	Chapanoke Square	0.5%	UBS Real Estate Securities Inc.	UBSRES	$6,525,000	$6,525,000	$5,395,994	$73	Refinance	Ben Werczberger
62		Loan	Mentor Industrial Portfolio	0.4%	UBS Real Estate Securities Inc.	UBSRES	$6,200,000	$6,192,442	$4,996,089	$30	Acquisition	Kathy Jane Riseman; K. J. Risman Revocable Trust Dated November 3, 2001, As Amended
62.01		Property	Eye Lighting	0.2%	UBS Real Estate Securities Inc.	UBSRES	$3,297,872	$3,293,852	$2,657,494	$30
62.02		Property	Orbis	0.2%	UBS Real Estate Securities Inc.	UBSRES	$2,902,128	$2,898,590	$2,338,595	$30
63		Loan	Bowling Green	0.4%	UBS Real Estate Securities Inc.	UBSRES	$6,100,000	$6,100,000	$5,205,020	$39	Refinance	Michael A. Stahelin; Leland M. Stahelin
64		Loan	Concord Villas	0.4%	The Bancorp Bank	The Bancorp Bank	$6,000,000	$6,000,000	$5,264,681	$111,111	Acquisition	Peter D. Wetton
65		Loan	PA Rite Aid Portfolio	0.4%	The Bancorp Bank	The Bancorp Bank	$5,745,000	$5,738,396	$4,671,155	$263	Refinance	Norman Berris
65.01		Property	Rite Aid - Irwin	0.2%	The Bancorp Bank	The Bancorp Bank	$2,872,500	$2,869,198	$2,335,577	$263
65.02		Property	Rite Aid - Pittsburgh	0.2%	The Bancorp Bank	The Bancorp Bank	$2,872,500	$2,869,198	$2,335,577	$263
66		Loan	A Storage Place - La Sierra	0.4%	UBS Real Estate Securities Inc.	UBSRES	$5,700,000	$5,700,000	$5,700,000	$7,393	Refinance	Arthur Scott Flaming, individually and as trustee of The Flaming Family Trust Dated May 23, 2006
67		Loan	Pottstown Pike Retail	0.4%	Benefit Street Partners CRE Finance LLC	BSP	$5,600,000	$5,600,000	$4,825,992	$301	Refinance	Stanford Zukin

A-2

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Mortgage Loan Originator	Mortgage Loan Seller(1)	Original Balance(2)	Cut-off Date Balance(2)(3)	Maturity/ARD Balance(2)	Cut-off Date Balance per SF/ Units/Rooms/Pads(2)	Loan Purpose	Sponsor(4)
68		Loan	Cornerstone Chase Apartments	0.4%	The Bank of New York Mellon	BNYM	$5,500,000	$5,500,000	$4,500,228	$33,133	Refinance	Phillip D. Worthen
69		Loan	Best Western Plus at The Falls	0.3%	Benefit Street Partners CRE Finance LLC	BSP	$4,750,000	$4,742,362	$3,521,147	$118,559	Refinance	Bhavana Patel
70		Loan	Long Meadow Farms	0.3%	UBS Real Estate Securities Inc.	UBSRES	$4,387,500	$4,387,500	$3,771,940	$297	Acquisition	Michael O. Rambeau; Gene P. Peng
71		Loan	Tiki Tai and Maryland West MHC	0.3%	Column Financial, Inc.	Column	$4,125,000	$4,125,000	$3,550,725	$36,184	Acquisition	Daniel C. Fischer
72		Loan	Central Avenue Self Storage	0.3%	UBS Real Estate Securities Inc.	UBSRES	$4,000,000	$4,000,000	$4,000,000	$5,051	Refinance	Arthur L. Flaming, individually and as trustee of The Flaming Family Trust Dated October 8, 1997
73		Loan	Granada Village	0.3%	Column Financial, Inc.	Column	$4,000,000	$3,990,106	$3,243,310	$14,149	Refinance	Richard M. Nodel
74		Loan	Santa Paula Self Storage	0.3%	Column Financial, Inc.	Column	$3,900,000	$3,889,715	$3,127,303	$4,165	Refinance	Richard Ortale; William B. Kendall
75		Loan	Renaissance Gardens	0.3%	UBS Real Estate Securities Inc.	UBSRES	$3,700,000	$3,700,000	$3,365,777	$23,125	Acquisition	The Kennon Stuart Shea Legacy Trust for the benefit of Graham Thomas Shea and his descedants, 4-23-2012; The Kennon Stuart Shea Legacy Trust for the benefit of Anna Kathleen Shea and her descendants, 4-23-2012; The Kennon Stuart Shea Legacy Trust for the benefit of John Kennon Shea and his descendants, 4-23-2012
76		Loan	Jaffa Chattanooga Parks	0.3%	Column Financial, Inc.	Column	$3,640,000	$3,640,000	$3,143,348	$18,109	Acquisition	Daniel Weissman; David Shlachter
76.01		Property	Whispering Pines MHP	0.1%	Column Financial, Inc.	Column	$2,058,000	$2,058,000	$1,777,200	$18,109
76.02		Property	Acres of Shade MHP	0.1%	Column Financial, Inc.	Column	$1,582,000	$1,582,000	$1,366,147	$18,109
77		Loan	Atrium Professional Plaza	0.3%	The Bancorp Bank	The Bancorp Bank	$3,550,000	$3,550,000	$3,133,105	$182	Refinance	Roger C. Hobbs
78		Loan	2143 Winslow Drive	0.2%	The Bancorp Bank	The Bancorp Bank	$3,400,000	$3,388,268	$2,782,208	$17,376	Refinance	Yacov Trachtingot
79		Loan	Harwood Commons Ground Lease	0.2%	Benefit Street Partners CRE Finance LLC	BSP	$3,100,000	$3,100,000	$2,713,858	NAP	Refinance	Chicago Title Land Trust Company, Not Personally But Solely As Trustee Under Trust Agreement Dated February 24, 1986 And Known As Trust No. 43515
80		Loan	American Self Storage	0.2%	The Bancorp Bank	The Bancorp Bank	$2,990,000	$2,990,000	$2,583,870	$3,878	Refinance	Dennis A. Peterson
81		Loan	Walgreens (Petersburg, VA)	0.2%	The Bank of New York Mellon	BNYM	$2,900,000	$2,900,000	$2,493,349	$196	Refinance	Erwin Sredni
82		Loan	Chapel Hill Apartments	0.2%	The Bancorp Bank	The Bancorp Bank	$2,800,000	$2,800,000	$2,463,558	$233,333	Acquisition	J. Patrick Gregoire & Paul Daze
83		Loan	Centerpoint Retail	0.2%	Benefit Street Partners CRE Finance LLC	BSP	$2,800,000	$2,793,323	$2,284,187	NAP	Refinance	Douglas Etkin
83.01		Property	Mi Zarape	0.0%	Benefit Street Partners CRE Finance LLC	BSP	$618,605	$617,130	$504,646	NAP
83.02		Property	Papa Vino's	0.0%	Benefit Street Partners CRE Finance LLC	BSP	$596,899	$595,476	$486,939	NAP
83.03		Property	Wendy's Tim Horton's	0.0%	Benefit Street Partners CRE Finance LLC	BSP	$596,899	$595,476	$486,939	NAP
83.04		Property	Arby's	0.0%	Benefit Street Partners CRE Finance LLC	BSP	$499,225	$498,034	$407,258	NAP
83.05		Property	Dunkin Donuts Baskin Robins	0.0%	Benefit Street Partners CRE Finance LLC	BSP	$488,372	$487,208	$398,405	NAP
84		Loan	A Storage Place - Barton Road	0.2%	UBS Real Estate Securities Inc.	UBSRES	$2,300,000	$2,300,000	$2,300,000	$4,466	Refinance	Aurthur L. Flaming as individual and as trustee of The Flaming Family Trust Dated October 8, 1997
85		Loan	CVS - Irmo	0.1%	UBS Real Estate Securities Inc.	UBSRES	$2,030,000	$2,030,000	$2,030,000	$200	Acquisition	Stephen F. Portz; Jacklyn M. Portz
86		Loan	Cedar Bayou MHP	0.1%	Column Financial, Inc.	Column	$2,000,000	$2,000,000	$1,720,446	$18,018	Refinance	Daniel Weissman; David Shlachter
87		Loan	Shoppes at Hiram	0.1%	KGS	Column	$1,600,000	$1,598,223	$1,307,511	$127	Refinance	F. William Hackmeyer; Jeffrey William Hackmeyer
88		Loan	The Legacy Plaza	0.1%	Centerline Finance Corporation	Column	$1,400,000	$1,400,000	$1,199,281	$213	Refinance	Steven Yari
89		Loan	Scenic Ridge	0.1%	KGS	Column	$1,400,000	$1,398,523	$1,152,412	$152	Refinance	James S. Loup

A-3

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

						MORTGAGED PROPERTY CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Non-Recourse Carveout Guarantor(4)	No. of Properties	General Property Type(5)	Detailed Property Type(5)	Title Type(5)(6)	Ground Lease Initial Lease Expiration Date(5)	Address	City	County
1		Loan	Charles River Plaza North	9.2%	Jonathan G. Davis; Paul R. Marcus	1	Office	CBD	Fee		185 Cambridge Street	Boston	Suffolk
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	SOF-IX U.S. Holdings, L.P.	50	Hotel	Extended Stay	Fee		Various	Various	Various
2.01		Property	Crestwood Suites Denver - Aurora	0.3%		1	Hotel	Extended Stay	Fee		14090 East Evans Avenue	Aurora	Arapahoe
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%		1	Hotel	Extended Stay	Fee		4409 Hearst Street	Metairie	Jefferson
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%		1	Hotel	Extended Stay	Fee		1101 Manhattan Boulevard	Harvey	Jefferson
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%		1	Hotel	Extended Stay	Fee		12485 Gulf Freeway	Houston	Harris
2.05		Property	Sun Suites Plano	0.3%		1	Hotel	Extended Stay	Fee		200 Russeau Drive	Plano	Collin
2.06		Property	Sun Suites Westchase	0.3%		1	Hotel	Extended Stay	Fee		3100 West Sam Houston Parkway South	Houston	Harris
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%		1	Hotel	Extended Stay	Fee		2030 Roswell Road	Marietta	Cobb
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%		1	Hotel	Extended Stay	Fee		11620 Lebon Lane	Stafford	Fort Bend
2.09		Property	Sun Suites Raleigh	0.2%		1	Hotel	Extended Stay	Fee		3215 Capital Boulevard	Raleigh	Wake
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%		1	Hotel	Extended Stay	Fee		12010 Kuykendahl Road	Houston	Harris
2.11		Property	Crestwood Suites Nashville Madison	0.2%		1	Hotel	Extended Stay	Fee		665 Myatt Drive	Madison	Davidson
2.12		Property	Sun Suites Cumming	0.2%		1	Hotel	Extended Stay	Fee		555 Lake Center Parkway	Cumming	Forsyth
2.13		Property	Crestwood Suites Murfreesboro	0.2%		1	Hotel	Extended Stay	Fee		1345 Old Fort Parkway	Murfreesboro	Rutherford
2.14		Property	Sun Suites Smyrna	0.2%		1	Hotel	Extended Stay	Fee		3000 Highlands Parkway	Smyrna	Cobb
2.15		Property	Sun Suites Dallas - Garland	0.2%		1	Hotel	Extended Stay	Fee		10477 Metric Drive	Dallas	Dallas
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%		1	Hotel	Extended Stay	Fee		324 East Corporate Drive	Lewisville	Denton
2.17		Property	Sun Suites Charlotte - Matthews	0.2%		1	Hotel	Extended Stay	Fee		8530 East Independence Boulevard	Charlotte	Mecklenburg
2.18		Property	Crestwood Suites Disney Orlando	0.2%		1	Hotel	Extended Stay	Fee		8010 Presidents Drive	Orlando	Orange
2.19		Property	Crestwood Suites Orlando UCF	0.2%		1	Hotel	Extended Stay	Fee		11424 University Boulevard	Orlando	Orange
2.20		Property	Crestwood Suites Snellville	0.2%		1	Hotel	Extended Stay	Fee		1784 Presidential Circle	Snellville	Gwinnett
2.21		Property	Sun Suites Suwanee	0.2%		1	Hotel	Extended Stay	Fee		95 Celebration Drive	Suwanee	Gwinnett
2.22		Property	Home Towne Suites Kannapolis	0.2%		1	Hotel	Extended Stay	Fee		3200 Cloverleaf Parkway	Kannapolis	Cabarrus
2.23		Property	Sun Suites Corpus Christi	0.1%		1	Hotel	Extended Stay	Fee		5142 Oakhurst Drive	Corpus Christi	Nueces
2.24		Property	Home Towne Suites Tuscaloosa	0.1%		1	Hotel	Extended Stay	Fee		1650 Veterans Memorial Parkway	Tuscaloosa	Tuscaloosa
2.25		Property	Sun Suites Jacksonville	0.1%		1	Hotel	Extended Stay	Fee		8555 Baymeadows Way	Jacksonville	Duval
2.26		Property	Sun Suites Chesapeake	0.1%		1	Hotel	Extended Stay	Fee		1520 Crossways Boulevard	Chesapeake	Chesapeake
2.27		Property	Crestwood Suites Fort Myers	0.1%		1	Hotel	Extended Stay	Fee		7071 Lakeridge Court Southwest	Fort Myers	Lee
2.28		Property	Crestwood Suites Greensboro Airport	0.1%		1	Hotel	Extended Stay	Fee		501 Americhase Drive	Greensboro	Guilford
2.29		Property	Crestwood Suites Austin	0.1%		1	Hotel	Extended Stay	Fee		12989 Research Boulevard	Austin	Williamson
2.30		Property	Sun Suites Gwinnett	0.1%		1	Hotel	Extended Stay	Fee		3720 Steve Reynolds Boulevard	Duluth	Gwinnett
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%		1	Hotel	Extended Stay	Fee		2353 Barrett Creek Parkway	Marietta	Cobb
2.32		Property	Crestwood Suites Baton Rouge	0.1%		1	Hotel	Extended Stay	Fee		5222 South Sherwood Forest Boulevard	Baton Rouge	East Baton Rouge
2.33		Property	Home Towne Suites Columbus	0.1%		1	Hotel	Extended Stay	Fee		6040 Knology Way	Columbus	Muscogee
2.34		Property	Crestwood Suites NW Houston	0.1%		1	Hotel	Extended Stay	Fee		12925 Northwest Freeway	Houston	Harris
2.35		Property	Home Towne Suites Auburn	0.1%		1	Hotel	Extended Stay	Fee		1188 Commerce Drive	Auburn	Lee
2.36		Property	Sun Suites Stockbridge	0.1%		1	Hotel	Extended Stay	Fee		2235 Mount Zion Parkway	Morrow	Clayton
2.37		Property	Home Towne Suites Anderson	0.1%		1	Hotel	Extended Stay	Fee		151 Civic Center Boulevard	Anderson	Anderson
2.38		Property	Crestwood Suites Colorado Springs	0.1%		1	Hotel	Extended Stay	Fee		6210 Corporate Drive	Colorado Springs	El Paso
2.39		Property	Home Towne Suites Prattville	0.1%		1	Hotel	Extended Stay	Fee		688 Summit Parkway	Prattville	Autauga
2.40		Property	Crestwood Suites High Point	0.1%		1	Hotel	Extended Stay	Fee		2680 North Main Street	High Point	Guilford
2.41		Property	Sun Suites Birmingham	0.1%		1	Hotel	Extended Stay	Fee		424 Commons Drive	Birmingham	Jefferson
2.42		Property	Sun Suites Kennesaw Town Center	0.1%		1	Hotel	Extended Stay	Fee		3174 Barrett Lakes Boulevard	Kennesaw	Cobb
2.43		Property	Sun Suites Greensboro	0.1%		1	Hotel	Extended Stay	Fee		1200 Lanada Road	Greensboro	Guilford
2.44		Property	Home Towne Suites Greenville	0.1%		1	Hotel	Extended Stay	Fee		2111 West Arlington Boulevard	Greenville	Pitt
2.45		Property	Sun Suites Hattiesburg	0.1%		1	Hotel	Extended Stay	Fee		121 West Park Drive	Hattiesburg	Lamar
2.46		Property	Home Towne Suites Decatur	0.1%		1	Hotel	Extended Stay	Fee		2125 Jameson Place Southwest	Decatur	Morgan
2.47		Property	Home Towne Suites Bowling Green	0.1%		1	Hotel	Extended Stay	Fee		1929 Mel Browning Street	Bowling Green	Warren
2.48		Property	Sun Suites Gulfport Airport	0.0%		1	Hotel	Extended Stay	Fee		9145 Highway 49	Gulfport	Harrison
2.49		Property	Crestwood Suites Newport News	0.0%		1	Hotel	Extended Stay	Fee		11 Old Oyster Point Road	Newport News	Newport News
2.50		Property	Home Towne Suites Clarksville	0.0%		1	Hotel	Extended Stay	Fee		129 Westfield Court	Clarksville	Montgomery
3		Loan	The Mall of New Hampshire	7.0%	Mayflower Realty LLC	1	Retail	Regional Mall	Fee & Leasehold	12/1/2029; 5/31/2019	1500 South Willow Street	Manchester	Hillsborough
4		Loan	Westfield Wheaton	6.8%	Westfield America, Inc., Westfield America Limited Partnership	1	Retail	Anchored	Fee		11160 Veirs Mill Road	Wheaton	Montgomery
5		Loan	Arizona Grand Resort & Spa	3.5%	Southwest Recourse III, LLC ; Grossman Company Properties, Inc.; Southwest Associates Investments, LLC	1	Hotel	Full Service	Fee & Leasehold	7/30/2022	8000 Arizona Grand Parkway	Phoenix	Maricopa
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	Hartz Financial Corp., Hartz Financial II Corp., Hartz Mountain Industries-NJ, L.L.C.	2	Hotel	Full Service	Fee		Various	New York	New York
6.01		Property	Soho Grand Hotel	2.6%		1	Hotel	Full Service	Fee		310 West Broadway	New York	New York
6.02		Property	Tribeca Grand Hotel	0.9%		1	Hotel	Full Service	Fee		2 Avenue of the Americas	New York	New York
7		Loan	Westfield Trumbull	2.9%	Westfield America, Inc., Westfield America Limited Partnership	1	Retail	Anchored	Fee		5065 Main Street	Trumbull	Fairfield
8		Loan	Venue Emerald Coast	2.1%	Ryan L. Hanks	1	Multifamily	Garden	Fee		4201 Commons Drive	Destin	Okaloosa
9		Loan	16542 & 16550 Ventura	1.9%	Albert Taban	1	Office	Medical	Fee		16542 & 16550 Ventura Boulevard	Encino	Los Angeles
10		Loan	21 Astor Place	1.9%	Isaac A. Gindi; Edward Gindi	1	Retail	Anchored	Fee		21 Astor Place	New York	New York
11		Loan	Hendry Multifamily Portfolio	1.8%	Adam Hendry	3	Multifamily	Garden	Fee		Various	Various	Various
11.01		Property	Summer Lake Villas	1.0%		1	Multifamily	Garden	Fee		4331 Fiji Drive	New Port Richey	Pasco
11.02		Property	Spinnaker Landing	0.5%		1	Multifamily	Garden	Fee		1931 West 16th Court	Riviera Beach	Palm Beach
11.03		Property	New River	0.3%		1	Multifamily	Garden	Fee		510 NorthWest 24th Avenue	Fort Lauderdale	Broward
12		Loan	Hampton Inn - Point Loma	1.8%	Imad T. Mansour	1	Hotel	Full Service	Fee		3888 Greenwood Street	San Diego	San Diego
13		Loan	Hilton Arden West	1.7%	R-Roof Assets, LLC	1	Hotel	Full Service	Fee		2200 Harvard Street	Sacramento	Sacramento
14		Loan	2500 South Damen Avenue	1.6%	Arnold Gumowitz	1	Industrial	Cold Storage	Fee		2500 South Damen Avenue	Chicago	Cook
15		Loan	FL OH Multifamily Portfolio	1.5%	Arbor Realty SR, Inc.	6	Multifamily	Garden	Fee		Various	Various	Various
15.01		Property	Dartmouth Place	0.4%		1	Multifamily	Garden	Fee		705 South Lincoln	Kent	Portage
15.02		Property	Sugartree Apartments	0.3%		1	Multifamily	Garden	Fee		1801 Sugartree Circle	New Smyrna Beach	Volusia
15.03		Property	Meldon Place	0.3%		1	Multifamily	Garden	Fee		1736 Brownstone Boulevard	Toledo	Lucas
15.04		Property	Willowood Apartments	0.2%		1	Multifamily	Garden	Fee		3466 Willowood Place	Grove City	Franklin
15.05		Property	Parkway North Apartments	0.2%		1	Multifamily	Garden	Fee		8015 Stillwater Court	North Fort Myers	Lee
15.06		Property	Sandpiper Apartments	0.1%		1	Multifamily	Garden	Fee		2403 South 25th Street	Fort Pierce	Saint Lucie
16		Loan	The Crescent Building	1.4%	Flinn Realty LLC; Privet Birmingham Crescent Holdings, LLC	1	Office	Suburban	Fee		2311 Highland Avenue South	Birmingham	Jefferson
17		Loan	Holiday Inn Express - Mill Valley	1.3%	Andre Ferrigno; Alison Goodwin; Anthony Jon Sherman; Anthony Jon Sherman and Rachel A. Sherman, as Trustees of the Sherman Family Trust, Dated April 22, 2003	1	Hotel	Limited Service	Fee		160 Shoreline Highway	Mill Valley	Marin
18		Loan	7101 Sunset Blvd	1.3%	Daryoush Dayan	1	Retail	Unanchored	Fee		7101 West Sunset Boulevard	Hollywood	Los Angeles
19		Loan	16260 Ventura	1.3%	David Taban	1	Office	Medical	Fee		16260 Ventura Boulevard	Encino	Los Angeles

A-4

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

						MORTGAGED PROPERTY CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Non-Recourse Carveout Guarantor(4)	No. of Properties	General Property Type(5)	Detailed Property Type(5)	Title Type(5)(6)	Ground Lease Initial Lease Expiration Date(5)	Address	City	County
20		Loan	Syracuse Office Portfolio	1.3%	Sid Borenstein, Shimmie Horn	2	Office	CBD	Fee		Various	Syracuse	Onondaga
20.01		Property	250 Clinton	1.0%		1	Office	CBD	Fee		250 South Clinton Street	Syracuse	Onondaga
20.02		Property	507 Plum	0.3%		1	Office	CBD	Fee		507 Plum Street	Syracuse	Onondaga
21		Loan	Ranch at Guadalupe	1.3%	Lahav Gabay	1	Multifamily	Garden	Fee		1355 Ranch Parkway	New Braunfels	Comal
22		Loan	WPC Department Store Portfolio	1.2%	Corporate Property Associates 17 - Global Incorporated	6	Retail	Single Tenant	Fee		Various	Various	Various
22.01		Property	Boston Store - Brookfield Square Mall	0.3%		1	Retail	Single Tenant	Fee		95 North Moorland Road	Brookfield	Waukesha
22.02		Property	Boston Store - Mayfair Mall	0.3%		1	Retail	Single Tenant	Fee		2400 North Mayfair Road	Wauwatosa	Milwaukee
22.03		Property	Boston Store - Southridge Mall	0.2%		1	Retail	Single Tenant	Fee		5300 South 76th Street	Greendale	Milwaukee
22.04		Property	Younkers - Bay Park Square Mall	0.2%		1	Retail	Single Tenant	Fee		303 Bay Park Square	Ashwaubenon	Brown
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%		1	Retail	Single Tenant	Fee		3340 Mall Loop Drive	Joliet	Will
22.06		Property	Herberger's - West Acres Mall	0.1%		1	Retail	Single Tenant	Fee		3902 13th Avenue South	Fargo	Cass
23		Loan	FedEx Ground Shafter	1.2%	Robert J. Scannell; Robert J. Scannell, as Trustee of the Robert J. Scannell Revocable Trust	1	Industrial	Warehouse	Fee		3300 Enterprise Street	Shafter	Kern
24		Loan	Sterling & Milagro Apartments	1.2%	Rene O. Campos	1	Multifamily	Garden	Fee		6601 - 6500 Dunlap Street	Houston	Harris
25		Loan	1315 Lincoln Boulevard	1.2%	Larry Botel	1	Office	CBD	Fee		1315 Lincoln Boulevard	Santa Monica	Los Angeles
26		Loan	Cape May Hotels	1.1%	Curtis Bashaw; Craig Wood	2	Hotel	Full Service	Fee		Various	Cape May	Cape May
26.01		Property	Congress Hall	1.0%		1	Hotel	Full Service	Fee		200 Congress Place	Cape May	Cape May
26.02		Property	The Star	0.2%		1	Hotel	Full Service	Fee		29 Perry Street	Cape May	Cape May
27		Loan	PG&E Building - Fresno	1.0%	Dwyer New York Trust, Established July 17, 2001, Gery Grey, Perry Grey, Debra Rapaport, Steven C. Powell, Deborah L. Powell, Thomas L. Hubert, Frances C. Hubert, Jackmar Realty Corporation, LLC, Cynthia Johnston, Maria L. R. Chi, Juergen R. K. Muenster, Elfriede B. Muenster Revocable Trust dated May 10, 2002, James L. Fisk, Karen P. Dobney, Carl Ganter, James Demetro, Eva M. Demetro, John Pelochino, Donald R. Caddle, Suzanne C. Caddle, Dennis R. Lawrence Revocable Trust, Neil C. McFall, Wanda M. McFall, Sidney Cohen, Lynne Z. Cohen, Donald Hull, Annette Hull, Janice Kawamura, John R. Pelochino, Joseph Pelochino, Andrea Pelochino, Paul Daneshrad	1	Office	CBD	Fee		650 O Street & 705 P Street	Fresno	Fresno
28		Loan	Dunwoody Exchange	1.0%	Matthew C. Millman	1	Multifamily	Garden	Fee		4237 North Shallowford Road	Atlanta	DeKalb
29		Loan	4800 Sugar Grove	1.0%	Hari P. Agrawal	1	Office	Suburban	Fee		4800 Sugar Grove Boulevard	Stafford	Fort Bend
30		Loan	Renaissance Casa De Palmas	0.9%	Richard E. Takach, Jr.; John S. Turner, Jr.	1	Hotel	Full Service	Fee & Leasehold	3/19/2022	101 North Main Street	McAllen	Hidalgo
31		Loan	Burleson Town Center	0.8%	John A. Henry & Co., Ltd.	1	Retail	Anchored	Fee		805-881 Northeast Alsbury Boulevard	Burleson	Tarrant
32		Loan	HH-Laveen / Laveen Commons	0.8%	Christopher P. Hinkson; Shannon Hinkson; Christopher P. Hinkson and Shannon Hinkson as trustees of the Christopher and Shannon Hinkson Revocable Trust, under agreement dated January 12, 2009	1	Retail	Anchored	Fee		3536-3636 West Baseline Road & 7410 South 35th Avenue	Phoenix	Maricopa
33		Loan	Colony Plaza	0.8%	Elchonon Schwartz; Simon Singer	1	Retail	Anchored	Fee		2121 Windsor Spring Road	Augusta	Richmond
34		Loan	Vicksburg Medical Office Building	0.8%	Healthcare GA Operating Partnership-T, LP	1	Office	Medical	Fee & Leasehold	11/25/2063	2200 Highway 61 North	Vicksburg	Warren
35		Loan	Millside Plaza	0.8%	Reuven Rivlin	1	Retail	Shadow Anchored	Fee		4004 Route 130	Delran	Burlington
36		Loan	American Self Storage Portfolio	0.8%	Larry C. Register	7	Self Storage	Self Storage	Fee		Various	Various	Various
36.01		Property	Odom Road	0.1%		1	Self Storage	Self Storage	Fee		2811 John D. Odom Road	Dothan	Houston
36.02		Property	Brannon Stand	0.1%		1	Self Storage	Self Storage	Fee		1909 South Brannon Stand Road	Dothan	Houston
36.03		Property	East	0.1%		1	Self Storage	Self Storage	Fee		1405 Ross Clark Circle	Dothan	Houston
36.04		Property	West	0.1%		1	Self Storage	Self Storage	Fee		2915 Ross Clark Circle	Dothan	Houston
36.05		Property	Enterprise	0.1%		1	Self Storage	Self Storage	Fee		707 East Boll Weevil Circle	Enterprise	Coffee
36.06		Property	Ozark	0.1%		1	Self Storage	Self Storage	Fee		950 North US Highway 231	Ozark	Dale
36.07		Property	North	0.1%		1	Self Storage	Self Storage	Fee		4207 Montgomery Highway	Dothan	Houston
37		Loan	Alvarado Center	0.8%	Kamyar Mateen	1	Retail	Anchored	Fee		420 South Alvarado Street	Los Angeles	Los Angeles
38		Loan	Brookwood Apartments	0.8%	Brian Martin	1	Multifamily	Garden	Fee		900 Brookwood Circle	Archdale	Randolph
39		Loan	Wyndham Deerfield Beach Resort	0.7%	David T. Chase	1	Hotel	Full Service	Fee		2096 Northeast 2nd Street	Deerfield Beach	Broward
40		Loan	Staybridge Suites Brandywine	0.7%	Stephen Field	1	Hotel	Extended Stay	Fee		400 Evergreen Drive	Glen Mills	Delaware
41		Loan	Crescentwood Apartments	0.7%	Vernon Ward Barge III	1	Multifamily	Garden	Fee		100 Lakeview Drive	Clute	Brazoria
42		Loan	Hunters Run	0.7%	Gloria S. Haffer, as trustee of the Bernard R. Ruben irrevocable trust for issue u/a/d 12/7/1997	1	Retail	Unanchored	Fee		1720-1750 Hill Road North	Pickerington	Fairfield
43		Loan	Crossroads Shopping Center	0.7%	Mark Vakili (a/k/a Morteza Vakili); Mitra Vakili; The Vakili Family Trust	1	Retail	Anchored	Fee		1416 South Main Street	Adrian and Madison Township	Lenawee
44		Loan	Hyperion Apartments	0.7%	Chowdary Yalamanchili	1	Multifamily	Garden	Fee		8525 Floyd Curl Drive	San Antonio	Bexar
45		Loan	Varner Crossing	0.7%	M&J Wilkow, LTD	1	Retail	Anchored	Fee		4150 Macland Road	Powder Springs	Cobb
46		Loan	Platinum Multifamily Portfolio	0.6%	Moshe Florans	3	Multifamily	Garden	Fee		Various	Various	Various
46.01		Property	Camellia Apartments	0.2%		1	Multifamily	Garden	Fee		1616 Arkansas Road	West Monroe	Ouachita Parish
46.02		Property	Hudson Apartments	0.2%		1	Multifamily	Garden	Fee		301 Hudson Street	El Dorado	Union
46.03		Property	Silverwood Apartments	0.2%		1	Multifamily	Garden	Fee		2317 Enterprise	El Dorado	Butler
47		Loan	Daytona Promenade	0.6%	Andrew J. Cohen	1	Retail	Anchored	Fee		1310 South Nova Road	Daytona Beach	Volusia
48		Loan	2280 Corporate Circle	0.6%	American Nevada Holdings, LLC	1	Office	Single Tenant	Fee		2280 Corporate Circle	Henderson	Clark
49		Loan	StorQuest Indio	0.6%	William W. Hobin; Timothy B. Hobin; Clark W. Porter	1	Self Storage	Self Storage	Fee		83614 Doctor Carreon Boulevard; 83655 Date Avenue	Indio	Riverside
50		Loan	Plaza Las Brisas	0.6%	Fred Grimes	1	Retail	Unanchored	Fee		39832, 39840, 39850 & 39872 Los Alamos Road	Murrieta	Riverside
51		Loan	Haggen Grocery El Cajon	0.6%	HEC - RNBT LLC	1	Retail	Single Tenant	Fee		1608 Broadway Street	El Cajon	San Diego
52		Loan	800 Chester Pike	0.6%	Mark B. Kennedy	1	Industrial	Flex	Fee		800 Chester Pike	Sharon Hill	Delaware
53		Loan	Tara Hills Apartments	0.6%	Tom Intrator	1	Multifamily	Garden	Fee		101 Elmhurst Drive	Oak Ridge	Anderson
54		Loan	Country Inn & Suites Baltimore North	0.6%	Vinay B. Patel	1	Hotel	Limited Service	Fee		8825 Yellow Brick Road	Baltimore	Baltimore
55		Loan	Cliffbrook Condominiums	0.6%	Avtar C. Verma & Satya P. Verma	1	Multifamily	Garden	Fee		7965 Cliffbrook Drive	Dallas	Dallas
56		Loan	Monroe Town Center	0.5%	Robert Levinson; Marc Levinson; The Robert Levinson Living Trust, Dated November 10, 2005	1	Retail	Unanchored	Fee		337-349 Applegarth Road	Monroe	Middlesex
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	John C. Lopuch; Lopuch Trust Dated August 9, 2000; Anthony R. Carr; Anthony R. Carr Revocable Trust of 1989	1	Self Storage	Self Storage	Leasehold	10/29/2051	90 Lockhart Gulch Road	Scotts Valley	Santa Cruz
58		Loan	Governor's Place	0.5%	David Colman; Michael Colman; Tyler Ross; James C. Beachum; James C. Beachum Revocable Trust U/A/D October 2, 1986	1	Office	Suburban	Fee		33 Bloomfield Hills Parkway	Bloomfield Hills	Oakland
59		Loan	Walgreens - Waterford	0.5%	Ruth Jeanette Veprin	1	Retail	Single Tenant	Fee		20 South Telegraph Road	Waterford	Oakland
60		Loan	Central Crossing	0.5%	Francis Greenburger	1	Industrial	Warehouse	Fee		220 Bordentown Hedding Road	Bordentown	Burlington
61		Loan	Chapanoke Square	0.5%	Ben Werczberger	1	Retail	Unanchored	Fee		3210 South Wilmington Street	Raleigh	Wake
62		Loan	Mentor Industrial Portfolio	0.4%	Kathy Jane Riseman; K. J. Risman Revocable Trust Dated November 3, 2001, As Amended	2	Industrial	Warehouse	Fee		Various	Mentor	Lake
62.01		Property	Eye Lighting	0.2%		1	Industrial	Warehouse	Fee		9150 Hendricks Road	Mentor	Lake
62.02		Property	Orbis	0.2%		1	Industrial	Warehouse	Fee		9050 Tyler Boulevard	Mentor	Lake
63		Loan	Bowling Green	0.4%	Michael A. Stahelin; Leland M. Stahelin	1	Industrial	Flex/Office	Fee		245 West Roosevelt Road	West Chicago	DuPage
64		Loan	Concord Villas	0.4%	Peter D. Wetton	1	Multifamily	Garden	Fee		3738 Harrison Street	Riverside	Riverside
65		Loan	PA Rite Aid Portfolio	0.4%	Norman Berris	2	Retail	Single Tenant	Fee		Various	Various	Various
65.01		Property	Rite Aid - Irwin	0.2%		1	Retail	Single Tenant	Fee		3550 Route 130	Irwin	Westmoreland
65.02		Property	Rite Aid - Pittsburgh	0.2%		1	Retail	Single Tenant	Fee		1804 Golden Mile Highway	Pittsburgh	Allegheny
66		Loan	A Storage Place - La Sierra	0.4%	Arthur Scott Flaming, individually and as trustee of The Flaming Family Trust Dated May 23, 2006	1	Self Storage	Self Storage	Fee		4188 Pierce Street	Riverside	Riverside
67		Loan	Pottstown Pike Retail	0.4%	Stanford Zukin	1	Retail	Anchored	Fee		102, 104, and 116 North Pottstown Pike	Chester Springs	Chester

A-5

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

						MORTGAGED PROPERTY CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Non-Recourse Carveout Guarantor(4)	No. of Properties	General Property Type(5)	Detailed Property Type(5)	Title Type(5)(6)	Ground Lease Initial Lease Expiration Date(5)	Address	City	County
68		Loan	Cornerstone Chase Apartments	0.4%	Phillip D. Worthen	1	Multifamily	Garden	Fee		3120 Valley Meadow Drive	Dallas	Dallas
69		Loan	Best Western Plus at The Falls	0.3%	Bhavana Patel	1	Hotel	Limited Service	Fee		50 Red Oaks Mill Road	Poughkeepsie	Dutchess
70		Loan	Long Meadow Farms	0.3%	Michael O. Rambeau; Gene P. Peng	1	Retail	Unanchored	Fee		7001 West Grand Parkway	Richmond	Fort Bend
71		Loan	Tiki Tai and Maryland West MHC	0.3%	Daniel C. Fischer	1	Manufactured Housing	Manufactured Housing	Fee		5745 & 5825 West Maryland Avenue	Glendale	Maricopa
72		Loan	Central Avenue Self Storage	0.3%	Arthur L. Flaming, individually and as trustee of The Flaming Family Trust Dated October 8, 1997	1	Self Storage	Self Storage	Fee		3399 Central Avenue	Riverside	Riverside
73		Loan	Granada Village	0.3%	Richard M. Nodel	1	Manufactured Housing	Manufactured Housing	Fee		2400 South MacArthur Boulevard	Oklahoma City	Oklahoma
74		Loan	Santa Paula Self Storage	0.3%	Richard Ortale; William B. Kendall	1	Self Storage	Self Storage	Fee		326 West Santa Maria Street	Santa Paula	Ventura
75		Loan	Renaissance Gardens	0.3%	The Kennon Stuart Shea Legacy Trust for the benefit of Graham Thomas Shea and his descedants, 4-23-2012; The Kennon Stuart Shea Legacy Trust for the benefit of Anna Kathleen Shea and her descendants, 4-23-2012; The Kennon Stuart Shea Legacy Trust for the benefit of John Kennon Shea and his descendants, 4-23-2012	1	Multifamily	Garden	Fee		2201 Ridgmar Boulevard	Fort Worth	Tarrant
76		Loan	Jaffa Chattanooga Parks	0.3%	Daniel Weissman; David Shlachter	2	Manufactured Housing	Manufactured Housing	Fee		Various	Chattanooga	Hamilton
76.01		Property	Whispering Pines MHP	0.1%		1	Manufactured Housing	Manufactured Housing	Fee		900 Airport Road	Chattanooga	Hamilton
76.02		Property	Acres of Shade MHP	0.1%		1	Manufactured Housing	Manufactured Housing	Fee		1708 Shepherd Road	Chattanooga	Hamilton
77		Loan	Atrium Professional Plaza	0.3%	Roger C. Hobbs	1	Office	Suburban	Fee		1110 East Chapman Avenue	Orange	Orange
78		Loan	2143 Winslow Drive	0.2%	Yacov Trachtingot	1	Multifamily	Garden	Fee		2143 Winslow Drive	Columbus	Franklin
79		Loan	Harwood Commons Ground Lease	0.2%	Chicago Title Land Trust Company, Not Personally But Solely As Trustee Under Trust Agreement Dated February 24, 1986 And Known As Trust No. 43515	1	Other	Leased Fee	Fee		4701 North Harlem Avenue	Harwood Heights	Cook
80		Loan	American Self Storage	0.2%	Dennis A. Peterson	1	Self Storage	Self Storage	Fee		1180 North State Street	Hemet	Riverside
81		Loan	Walgreens (Petersburg, VA)	0.2%	Erwin Sredni	1	Retail	Single Tenant	Fee		3298 South Crater Road	Petersburg	City of Petersburg
82		Loan	Chapel Hill Apartments	0.2%	J. Patrick Gregoire & Paul Daze	1	Multifamily	Garden	Fee		718-720, 722-724, 726-728, 730-732 North Columbia Street; 119-121, 123 a and b East Longview Street	Chapel Hill	Orange
83		Loan	Centerpoint Retail	0.2%	Douglas Etkin	5	Other	Leased Fee	Fee		Various	Pontiac	Oakland
83.01		Property	Mi Zarape	0.0%		1	Other	Leased Fee	Fee		3800 Centerpoint	Pontiac	Oakland
83.02		Property	Papa Vino's	0.0%		1	Other	Leased Fee	Fee		3900 Centerpoint	Pontiac	Oakland
83.03		Property	Wendy's Tim Horton's	0.0%		1	Other	Leased Fee	Fee		1600 South Opdyke	Pontiac	Oakland
83.04		Property	Arby's	0.0%		1	Other	Leased Fee	Fee		800 South Opdyke	Pontiac	Oakland
83.05		Property	Dunkin Donuts Baskin Robins	0.0%		1	Other	Leased Fee	Fee		600 South Opdyke	Pontiac	Oakland
84		Loan	A Storage Place - Barton Road	0.2%	Aurthur L. Flaming as individual and as trustee of The Flaming Family Trust Dated October 8, 1997	1	Self Storage	Self Storage	Fee		26419 Barton Road	Redlands	San Bernardino
85		Loan	CVS - Irmo	0.1%	Stephen F. Portz; Jacklyn M. Portz	1	Retail	Single Tenant	Fee		1330 Dutch Fork Road	Irmo	Richland
86		Loan	Cedar Bayou MHP	0.1%	Daniel Weissman; David Shlachter	1	Manufactured Housing	Manufactured Housing	Fee		6310 North Highway 146	Baytown	Chambers
87		Loan	Shoppes at Hiram	0.1%	F. William Hackmeyer; Jeffrey William Hackmeyer	1	Retail	Unanchored	Fee		5739 Wendy Bagwell Parkway	Hiram	Paulding
88		Loan	The Legacy Plaza	0.1%	Steven Yari	1	Retail	Unanchored	Fee		2434 East Baseline Road	Phoenix	Maricopa
89		Loan	Scenic Ridge	0.1%	James S. Loup	1	Retail	Unanchored	Fee		5191 West 112th Avenue	Westminster	Adams

A-6

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY CHARACTERISTICS										MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	State	Zip Code	Year Built	Year Renovated	Net Rentable Area SF/Units/Acres/ Rooms/Pads(7)(8)	Units of Measure	Occupancy Rate(8)(9)	Occupancy Rate As-of Date	Appraised Value(10)	Appraisal As-of Date	Mortgage Rate(11)	Administrative Fee Rate(12)	Master Servicing Fee Rate(12)	Pari Passu Loan Primary Servicing Fee Rate(12)	Trustee Fee Rate(12)	Trust Advisor Fee Rate(12)
1		Loan	Charles River Plaza North	9.2%	MA	02114	2005		354,594	Square Feet	100.0%	8/6/2015	$453,100,000	5/29/2015	4.1911%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	Various	Various	Various	Various	6,106	Rooms	76.3%	4/30/2015	$311,000,000	Various	4.01625%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
2.01		Property	Crestwood Suites Denver - Aurora	0.3%	CO	80014	2000	2013-2014	148	Rooms	79.1%	4/30/2015	$13,300,000	5/5/2015
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%	LA	70001	1998	2013-2014	132	Rooms	84.0%	4/30/2015	$12,400,000	5/7/2015
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%	LA	70058	1998	2013-2014	126	Rooms	85.3%	4/30/2015	$11,200,000	5/7/2015
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%	TX	77034	1999	2013-2014	135	Rooms	91.1%	4/30/2015	$10,800,000	5/5/2015
2.05		Property	Sun Suites Plano	0.3%	TX	75023	1998	2013-2014	135	Rooms	91.0%	4/30/2015	$10,400,000	5/5/2015
2.06		Property	Sun Suites Westchase	0.3%	TX	77042	1998	2013-2014	127	Rooms	82.0%	4/30/2015	$10,300,000	5/4/2015
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%	GA	30062	2001	2013-2014	125	Rooms	88.8%	4/30/2015	$8,900,000	4/30/2015
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%	TX	77477	1997	2013-2014	146	Rooms	88.3%	4/30/2015	$8,400,000	5/4/2015
2.09		Property	Sun Suites Raleigh	0.2%	NC	27604	1999	2013-2014	137	Rooms	79.8%	4/30/2015	$8,000,000	5/6/2015
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%	TX	77067	1998		135	Rooms	88.3%	4/30/2015	$8,000,000	5/5/2015
2.11		Property	Crestwood Suites Nashville Madison	0.2%	TN	37115	1998	2013-2014	137	Rooms	90.3%	4/30/2015	$7,900,000	5/1/2015
2.12		Property	Sun Suites Cumming	0.2%	GA	30040	1997	2013-2014	127	Rooms	75.1%	4/30/2015	$7,900,000	5/4/2015
2.13		Property	Crestwood Suites Murfreesboro	0.2%	TN	37129	1998	2013-2014	136	Rooms	83.8%	4/30/2015	$7,400,000	5/1/2015
2.14		Property	Sun Suites Smyrna	0.2%	GA	30082	1997	2013-2014	125	Rooms	93.8%	4/30/2015	$7,100,000	4/30/2015
2.15		Property	Sun Suites Dallas - Garland	0.2%	TX	75243	1998	2013-2014	135	Rooms	90.8%	4/30/2015	$7,100,000	5/5/2015
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%	TX	75067	1998	2013-2014	135	Rooms	85.4%	4/30/2015	$7,100,000	5/5/2015
2.17		Property	Sun Suites Charlotte - Matthews	0.2%	NC	28227	1999	2013-2014	140	Rooms	81.5%	4/30/2015	$6,900,000	5/4/2015
2.18		Property	Crestwood Suites Disney Orlando	0.2%	FL	32809	1998	2013-2014	144	Rooms	78.0%	4/30/2015	$6,800,000	5/7/2015
2.19		Property	Crestwood Suites Orlando UCF	0.2%	FL	32817	1999	2013-2014	134	Rooms	79.8%	4/30/2015	$6,800,000	5/7/2015
2.20		Property	Crestwood Suites Snellville	0.2%	GA	30078	1992	2013-2014	130	Rooms	92.4%	4/30/2015	$6,700,000	5/2/2015
2.21		Property	Sun Suites Suwanee	0.2%	GA	30024	1997	2013-2014	127	Rooms	82.6%	4/30/2015	$6,600,000	5/4/2015
2.22		Property	Home Towne Suites Kannapolis	0.2%	NC	28083	1999	2013-2014	80	Rooms	74.0%	4/30/2015	$6,600,000	5/4/2015
2.23		Property	Sun Suites Corpus Christi	0.1%	TX	78411	1998	2013-2014	135	Rooms	71.6%	4/30/2015	$5,900,000	5/4/2015
2.24		Property	Home Towne Suites Tuscaloosa	0.1%	AL	35404	2004	2013-2014	124	Rooms	53.5%	4/30/2015	$5,900,000	5/6/2015
2.25		Property	Sun Suites Jacksonville	0.1%	FL	32256	2000	2013-2014	135	Rooms	76.3%	4/30/2015	$5,800,000	5/7/2015
2.26		Property	Sun Suites Chesapeake	0.1%	VA	23320	2000	2013-2014	135	Rooms	71.2%	4/30/2015	$5,800,000	5/6/2015
2.27		Property	Crestwood Suites Fort Myers	0.1%	FL	33907	2000	2013-2014	137	Rooms	58.5%	4/30/2015	$5,700,000	5/8/2015
2.28		Property	Crestwood Suites Greensboro Airport	0.1%	NC	27409	2000	2013-2014	137	Rooms	68.8%	4/30/2015	$5,700,000	5/5/2015
2.29		Property	Crestwood Suites Austin	0.1%	TX	78750	1998	2013-2014	151	Rooms	65.9%	4/30/2015	$5,500,000	5/6/2015
2.30		Property	Sun Suites Gwinnett	0.1%	GA	30096	1996	2013-2014	102	Rooms	93.0%	4/30/2015	$5,500,000	5/4/2015
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%	GA	30066	1996	2013-2014	133	Rooms	80.3%	4/30/2015	$5,300,000	4/30/2015
2.32		Property	Crestwood Suites Baton Rouge	0.1%	LA	70816	1998	2013-2014	137	Rooms	77.6%	4/30/2015	$5,100,000	5/7/2015
2.33		Property	Home Towne Suites Columbus	0.1%	GA	31909	2007	2013-2014	78	Rooms	69.2%	4/30/2015	$4,900,000	5/6/2015
2.34		Property	Crestwood Suites NW Houston	0.1%	TX	77040	1997	2013-2014	146	Rooms	68.8%	4/30/2015	$4,800,000	5/5/2015
2.35		Property	Home Towne Suites Auburn	0.1%	AL	36830	1999	2013-2014	64	Rooms	79.8%	4/30/2015	$4,800,000	5/6/2015
2.36		Property	Sun Suites Stockbridge	0.1%	GA	30260	1995	2013-2014	126	Rooms	90.4%	4/30/2015	$4,500,000	5/2/2015
2.37		Property	Home Towne Suites Anderson	0.1%	SC	29625	1999	2013-2014	80	Rooms	64.8%	4/30/2015	$4,200,000	5/4/2015
2.38		Property	Crestwood Suites Colorado Springs	0.1%	CO	80919	2000	2013-2014	147	Rooms	51.5%	4/30/2015	$4,100,000	5/5/2015
2.39		Property	Home Towne Suites Prattville	0.1%	AL	36066	1999	2013-2014	64	Rooms	68.1%	4/30/2015	$3,900,000	5/6/2015
2.40		Property	Crestwood Suites High Point	0.1%	NC	27265	2000	2013-2014	137	Rooms	61.8%	4/30/2015	$3,500,000	5/5/2015
2.41		Property	Sun Suites Birmingham	0.1%	AL	35209	1999	2013-2014	135	Rooms	72.6%	4/30/2015	$3,400,000	5/7/2015
2.42		Property	Sun Suites Kennesaw Town Center	0.1%	GA	30144	1997	2013-2014	105	Rooms	88.1%	4/30/2015	$3,400,000	4/30/2015
2.43		Property	Sun Suites Greensboro	0.1%	NC	27407	1998	2013-2014	133	Rooms	67.6%	4/30/2015	$3,300,000	5/5/2015
2.44		Property	Home Towne Suites Greenville	0.1%	NC	27834	1999	2013-2014	70	Rooms	67.5%	4/30/2015	$2,700,000	5/6/2015
2.45		Property	Sun Suites Hattiesburg	0.1%	MS	39402	2000	2013-2014	116	Rooms	55.9%	4/30/2015	$2,300,000	4/29/2015
2.46		Property	Home Towne Suites Decatur	0.1%	AL	35603	2000	2013-2014	70	Rooms	53.4%	4/30/2015	$2,100,000	5/7/2015
2.47		Property	Home Towne Suites Bowling Green	0.1%	KY	42104	2003	2013-2014	106	Rooms	56.2%	4/30/2015	$2,100,000	4/30/2015
2.48		Property	Sun Suites Gulfport Airport	0.0%	MS	39503	1999	2013-2014	128	Rooms	62.9%	4/30/2015	$1,800,000	4/29/2015
2.49		Property	Crestwood Suites Newport News	0.0%	VA	23602	2005	2013-2014	109	Rooms	61.1%	4/30/2015	$1,600,000	5/6/2015
2.50		Property	Home Towne Suites Clarksville	0.0%	TN	37040	1999		70	Rooms	64.2%	4/30/2015	$1,600,000	4/30/2015
3		Loan	The Mall of New Hampshire	7.0%	NH	03103	1977	1998	405,723	Square Feet	95.5%	6/3/2015	$256,000,000	6/11/2015	4.1080%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
4		Loan	Westfield Wheaton	6.8%	MD	20902	1960	1987, 2005, 2013	1,649,363	Square Feet	96.1%	12/31/2014	$402,000,000	11/29/2014	3.8000%	0.01030%	0.00250%		0.00320%	0.00160%
5		Loan	Arizona Grand Resort & Spa	3.5%	AZ	85044	1986	2009, 2014	744	Rooms	64.0%	4/30/2015	$206,200,000	5/21/2015	4.274736842%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	NY	10013	Various		554	Rooms	84.4%	T12 2/28/2015	$389,000,000	10/9/2014	4.0211%	0.01030%	0.00250%		0.00320%	0.00160%
6.01		Property	Soho Grand Hotel	2.6%	NY	10013	1996		353	Rooms	84.2%	T12 2/28/2015	$287,000,000	10/9/2014
6.02		Property	Tribeca Grand Hotel	0.9%	NY	10013	2000		201	Rooms	84.9%	T12 2/28/2015	$102,000,000	10/9/2014
7		Loan	Westfield Trumbull	2.9%	CT	06611	1962	2010	1,130,472	Square Feet	98.0%	12/31/2014	$262,000,000	11/30/2014	3.8000%	0.01030%	0.00250%		0.00320%	0.00160%
8		Loan	Venue Emerald Coast	2.1%	FL	32541	2014		233	Units	97.9%	5/22/2015	$37,600,000	3/27/2015	4.2700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
9		Loan	16542 & 16550 Ventura	1.9%	CA	91436	1960	2014	95,355	Square Feet	93.7%	5/1/2015	$38,200,000	5/6/2015	4.5800%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
10		Loan	21 Astor Place	1.9%	NY	10003	1930	2000	11,121	Square Feet	100.0%	6/4/2015	$42,000,000	7/1/2015	4.6100%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
11		Loan	Hendry Multifamily Portfolio	1.8%	FL	Various	Various	Various	325	Units	94.2%	5/15/2015	$34,950,000	Various	4.8900%	0.01530%	0.00250%		0.00320%	0.00160%
11.01		Property	Summer Lake Villas	1.0%	FL	34653	2003		144	Units	90.3%	5/15/2015	$21,700,000	4/20/2015
11.02		Property	Spinnaker Landing	0.5%	FL	33404	1990	2013-2015	123	Units	95.9%	5/15/2015	$8,650,000	4/17/2015
11.03		Property	New River	0.3%	FL	33311	1968	2014	58	Units	100.0%	5/15/2015	$4,600,000	4/16/2015
12		Loan	Hampton Inn - Point Loma	1.8%	CA	92110	1991	2011-2015	207	Rooms	71.7%	3/31/2015	$34,730,000	2/28/2015	4.5300%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
13		Loan	Hilton Arden West	1.7%	CA	95815	1985	2013	335	Rooms	74.3%	4/30/2015	$38,260,000	5/6/2017	4.5600%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
14		Loan	2500 South Damen Avenue	1.6%	IL	60608	2003		128,200	Square Feet	100.0%	8/6/2015	$33,000,000	5/7/2015	4.3000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
15		Loan	FL OH Multifamily Portfolio	1.5%	Various	Various	Various	Various	543	Units	93.7%	3/31/2015	$29,190,000	Various	4.3700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
15.01		Property	Dartmouth Place	0.4%	OH	44240	1982	2014	102	Units	100.0%	3/31/2015	$7,570,000	6/5/2015
15.02		Property	Sugartree Apartments	0.3%	FL	32168	1984	2013-2014	120	Units	92.5%	3/31/2015	$5,970,000	6/5/2015
15.03		Property	Meldon Place	0.3%	OH	43614	1977	2014	127	Units	89.0%	3/31/2015	$4,750,000	6/4/2015
15.04		Property	Willowood Apartments	0.2%	OH	43123	1985	2014	72	Units	94.4%	3/31/2015	$3,840,000	6/8/2015
15.05		Property	Parkway North Apartments	0.2%	FL	33903	1984	2014	56	Units	100.0%	3/31/2015	$3,720,000	6/11/2015
15.06		Property	Sandpiper Apartments	0.1%	FL	34981	1982	2014	66	Units	89.4%	3/31/2015	$3,340,000	6/3/2015
16		Loan	The Crescent Building	1.4%	AL	35205	1999		139,948	Square Feet	96.2%	4/30/2015	$27,350,000	4/29/2015	4.6974%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
17		Loan	Holiday Inn Express - Mill Valley	1.3%	CA	94941	1969	2008-2012	100	Rooms	84.1%	5/31/2015	$28,000,000	5/29/2015	5.0485%	0.06780%	0.00250%		0.00320%	0.00160%
18		Loan	7101 Sunset Blvd	1.3%	CA	90046	1988		37,426	Square Feet	78.0%	7/1/2015	$26,450,000	5/30/2015	4.7400%	0.04780%	0.00250%		0.00320%	0.00160%
19		Loan	16260 Ventura	1.3%	CA	91436	1964	2014	60,587	Square Feet	83.9%	5/1/2015	$24,500,000	5/6/2015	4.5800%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%

A-7

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY CHARACTERISTICS										MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	State	Zip Code	Year Built	Year Renovated	Net Rentable Area SF/Units/Acres/ Rooms/Pads(7)(8)	Units of Measure	Occupancy Rate(8)(9)	Occupancy Rate As-of Date	Appraised Value(10)	Appraisal As-of Date	Mortgage Rate(11)	Administrative Fee Rate(12)	Master Servicing Fee Rate(12)	Pari Passu Loan Primary Servicing Fee Rate(12)	Trustee Fee Rate(12)	Trust Advisor Fee Rate(12)
20		Loan	Syracuse Office Portfolio	1.3%	NY	Various	Various	Various	253,200	Square Feet	91.3%	7/14/2015	$24,100,000	4/30/2015	4.6400%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
20.01		Property	250 Clinton	1.0%	NY	13202	1990	2000	182,697	Square Feet	88.0%	7/14/2015	$18,850,000	4/30/2015
20.02		Property	507 Plum	0.3%	NY	13204	1991	2005	70,503	Square Feet	100.0%	7/14/2015	$5,250,000	4/30/2015
21		Loan	Ranch at Guadalupe	1.3%	TX	78130	2013		184	Units	97.3%	4/20/2015	$24,200,000	1/7/2015	4.7000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
22		Loan	WPC Department Store Portfolio	1.2%	Various	Various	Various	Various	1,002,731	Square Feet	100.0%	8/6/2015	$89,500,000	Various	4.4065%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
22.01		Property	Boston Store - Brookfield Square Mall	0.3%	WI	53005	1967	2011	211,253	Square Feet	100.0%	8/6/2015	$21,300,000	3/5/2015
22.02		Property	Boston Store - Mayfair Mall	0.3%	WI	53226	1957	2011	206,681	Square Feet	100.0%	8/6/2015	$19,700,000	3/5/2015
22.03		Property	Boston Store - Southridge Mall	0.2%	WI	53129	1970	2012	217,434	Square Feet	100.0%	8/6/2015	$18,000,000	3/5/2015
22.04		Property	Younkers - Bay Park Square Mall	0.2%	WI	54304	2002		132,195	Square Feet	100.0%	8/6/2015	$12,700,000	3/5/2015
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%	IL	60431	1978	1998	126,365	Square Feet	100.0%	8/6/2015	$9,600,000	3/12/2015
22.06		Property	Herberger's - West Acres Mall	0.1%	ND	58103	1972	1998	108,803	Square Feet	100.0%	8/6/2015	$8,200,000	3/6/2015
23		Loan	FedEx Ground Shafter	1.2%	CA	93263	2014-2015		210,115	Square Feet	100.0%	8/6/2015	$23,900,000	3/28/2015	5.0933%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
24		Loan	Sterling & Milagro Apartments	1.2%	TX	77074	1978	2012-2014	1,179	Units	94.3%	3/31/2015	$63,150,000	1/28/2015	4.2500%	0.01030%	0.00250%		0.00320%	0.00160%
25		Loan	1315 Lincoln Boulevard	1.2%	CA	90401	2005		23,533	Square Feet	100.0%	4/7/2015	$23,650,000	3/23/2015	4.5000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
26		Loan	Cape May Hotels	1.1%	NJ	08204	Various	Various	129	Rooms	74.3%	5/31/2015	$46,600,000	5/4/2015	4.8331%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
26.01		Property	Congress Hall	1.0%	NJ	08204	1879	2002	108	Rooms	75.3%	5/31/2015	$39,800,000	5/4/2015
26.02		Property	The Star	0.2%	NJ	08204	1906	2003	21	Rooms	69.1%	5/31/2015	$6,800,000	5/4/2015
27		Loan	PG&E Building - Fresno	1.0%	CA	93721	1989		102,580	Square Feet	100.0%	8/6/2015	$26,400,000	12/3/2014	5.1320%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
28		Loan	Dunwoody Exchange	1.0%	GA	30341	1966	2012-2014	233	Units	95.3%	6/26/2015	$19,540,000	5/21/2015	4.6300%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
29		Loan	4800 Sugar Grove	1.0%	TX	77477	1982		123,570	Square Feet	92.5%	5/1/2015	$18,900,000	4/27/2015	4.3700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
30		Loan	Renaissance Casa De Palmas	0.9%	TX	78501	1918	2014	165	Rooms	75.3%	5/31/2015	$19,800,000	4/28/2015	4.8503%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
31		Loan	Burleson Town Center	0.8%	TX	76028	1988		140,861	Square Feet	97.4%	6/17/2015	$17,600,000	3/27/2015	4.3115%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
32		Loan	HH-Laveen / Laveen Commons	0.8%	AZ	85339	2008		102,079	Square Feet	96.5%	7/13/2015	$15,800,000	4/27/2015	4.5900%	0.02030%	0.00250%	0.00250%	0.00320%	0.00160%
33		Loan	Colony Plaza	0.8%	GA	30906	1989	2009	216,693	Square Feet	93.9%	6/1/2015	$19,700,000	4/30/2015	4.9500%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
34		Loan	Vicksburg Medical Office Building	0.8%	MS	39183	2014-2015		62,436	Square Feet	100.0%	4/8/2015	$16,200,000	5/16/2015	4.7100%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
35		Loan	Millside Plaza	0.8%	NJ	08075	1965	2006	77,583	Square Feet	100.0%	5/15/2015	$14,800,000	4/9/2015	4.7800%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
36		Loan	American Self Storage Portfolio	0.8%	AL	Various	Various	Various	2,137	Units	95.8%	4/9/2015	$20,850,000	4/16/2015	4.2500%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
36.01		Property	Odom Road	0.1%	AL	36303	2004	2013	378	Units	93.7%	4/9/2015	$4,000,000	4/16/2015
36.02		Property	Brannon Stand	0.1%	AL	36305	2003	2005	359	Units	97.2%	4/9/2015	$3,800,000	4/16/2015
36.03		Property	East	0.1%	AL	36301	2002	2004	387	Units	98.4%	4/9/2015	$3,800,000	4/16/2015
36.04		Property	West	0.1%	AL	36301	1987	2013-2014	330	Units	92.1%	4/9/2015	$3,200,000	4/16/2015
36.05		Property	Enterprise	0.1%	AL	36330	1981	2012	226	Units	96.9%	4/9/2015	$2,200,000	4/16/2015
36.06		Property	Ozark	0.1%	AL	36360	1980	2000	238	Units	98.7%	4/9/2015	$1,950,000	4/16/2015
36.07		Property	North	0.1%	AL	36303	1989	1994	219	Units	93.6%	4/9/2015	$1,900,000	4/16/2015
37		Loan	Alvarado Center	0.8%	CA	90057	1966	2005	34,179	Square Feet	100.0%	3/31/2015	$17,500,000	4/17/2015	4.3600%	0.05030%	0.00250%	0.00250%	0.00320%	0.00160%
38		Loan	Brookwood Apartments	0.8%	NC	27263	1986		298	Units	97.7%	6/15/2015	$13,800,000	4/14/2015	4.4400%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
39		Loan	Wyndham Deerfield Beach Resort	0.7%	FL	33441	1971	2011	172	Rooms	73.9%	3/31/2015	$41,000,000	5/1/2015	3.8493%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
40		Loan	Staybridge Suites Brandywine	0.7%	PA	19342	2007		110	Rooms	81.1%	4/30/2015	$14,500,000	4/14/2015	4.5100%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
41		Loan	Crescentwood Apartments	0.7%	TX	77531	1983	2002, 2013-2015	216	Units	88.0%	1/8/2015	$14,100,000	3/12/2015	4.6900%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
42		Loan	Hunters Run	0.7%	OH	43147	2000		88,646	Square Feet	98.2%	3/23/2015	$13,000,000	4/6/2015	4.1700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
43		Loan	Crossroads Shopping Center	0.7%	MI	49221	1969	2011-2012, 2014-2015	201,343	Square Feet	90.1%	4/30/2015	$15,000,000	4/8/2015	4.6000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
44		Loan	Hyperion Apartments	0.7%	TX	78240	1985		243	Units	90.9%	5/5/2015	$15,400,000	4/30/2015	4.6900%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
45		Loan	Varner Crossing	0.7%	GA	30127	2003	2015	80,466	Square Feet	95.3%	6/9/2015	$12,800,000	5/1/2015	4.5770%	0.05780%	0.00250%		0.00320%	0.00160%
46		Loan	Platinum Multifamily Portfolio	0.6%	Various	Various	Various		308	Units	95.5%	6/8/2015	$11,530,000	Various	4.7000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
46.01		Property	Camellia Apartments	0.2%	LA	71291	1973	2014	100	Units	98.0%	6/8/2015	$4,200,000	5/5/2015
46.02		Property	Hudson Apartments	0.2%	AR	71730	1975		132	Units	91.7%	6/8/2015	$3,910,000	5/6/2015
46.03		Property	Silverwood Apartments	0.2%	KS	67042	1981	2010-2014	76	Units	98.7%	6/8/2015	$3,420,000	5/5/2015
47		Loan	Daytona Promenade	0.6%	FL	32114	1989	2013	145,417	Square Feet	88.4%	2/28/2015	$13,000,000	2/4/2015	4.6800%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
48		Loan	2280 Corporate Circle	0.6%	NV	89074	2000		63,959	Square Feet	100.0%	8/6/2015	$13,700,000	6/4/2015	4.7450%	0.06780%	0.00250%		0.00320%	0.00160%
49		Loan	StorQuest Indio	0.6%	CA	92201	2002, 2008		940	Units	79.6%	5/31/2015	$12,200,000	3/19/2015	4.4643%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
50		Loan	Plaza Las Brisas	0.6%	CA	92562	1991		85,019	Square Feet	86.4%	7/1/2015	$13,300,000	4/29/2015	4.4700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
51		Loan	Haggen Grocery El Cajon	0.6%	CA	92021	2000, 2001	2008, 2015	50,607	Square Feet	100.0%	8/6/2015	$12,700,000	4/7/2015	4.8400%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
52		Loan	800 Chester Pike	0.6%	PA	19079	1952	2010	85,514	Square Feet	100.0%	7/1/2015	$11,000,000	5/7/2015	4.7825%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
53		Loan	Tara Hills Apartments	0.6%	TN	37830	1975	2014	214	Units	95.8%	4/2/2015	$10,700,000	10/18/2015	4.3200%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
54		Loan	Country Inn & Suites Baltimore North	0.6%	MD	21237	2009	2015	81	Rooms	74.8%	4/30/2015	$12,000,000	6/4/2015	4.7900%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
55		Loan	Cliffbrook Condominiums	0.6%	TX	75254	1971	2014-2015	134	Units	100.0%	5/21/2015	$10,500,000	4/16/2015	4.7800%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
56		Loan	Monroe Town Center	0.5%	NJ	08831	1989	2013-2014	32,241	Square Feet	100.0%	5/29/2015	$11,500,000	5/14/2015	4.7258%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	CA	95066	1999		694	Units	96.5%	5/20/2015	$9,650,000	6/1/2015	4.5615%	0.05780%	0.00250%		0.00320%	0.00160%
58		Loan	Governor's Place	0.5%	MI	48304	1987		63,846	Square Feet	99.1%	6/30/2015	$9,340,000	6/11/2015	4.8900%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
59		Loan	Walgreens - Waterford	0.5%	MI	48328	2007		14,820	Square Feet	100.0%	8/5/2015	$9,100,000	4/13/2015	4.5700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
60		Loan	Central Crossing	0.5%	NJ	08505	2008		119,922	Square Feet	100.0%	8/5/2015	$9,400,000	3/11/2015	4.8300%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
61		Loan	Chapanoke Square	0.5%	NC	27603	1962		89,663	Square Feet	100.0%	6/30/2015	$8,700,000	3/31/2015	4.3123%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
62		Loan	Mentor Industrial Portfolio	0.4%	OH	44060	Various		208,500	Square Feet	100.0%	8/6/2015	$9,400,000	4/27/2015	4.3988%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
62.01		Property	Eye Lighting	0.2%	OH	44060	1993		100,000	Square Feet	100.0%	8/6/2015	$5,000,000	4/27/2015
62.02		Property	Orbis	0.2%	OH	44060	2001		108,500	Square Feet	100.0%	8/6/2015	$4,400,000	4/27/2015
63		Loan	Bowling Green	0.4%	IL	60185	1971-2005		156,344	Square Feet	90.1%	5/31/2015	$8,900,000	5/1/2015	4.4650%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
64		Loan	Concord Villas	0.4%	CA	92503	1988		54	Units	96.3%	5/31/2015	$8,200,000	4/24/2015	4.6000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
65		Loan	PA Rite Aid Portfolio	0.4%	PA	Various	Various		21,816	Square Feet	100.0%	8/5/2015	$7,660,000	4/27/2015	4.6600%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
65.01		Property	Rite Aid - Irwin	0.2%	PA	15642	2000		10,908	Square Feet	100.0%	8/5/2015	$3,300,000	4/27/2015
65.02		Property	Rite Aid - Pittsburgh	0.2%	PA	15239	2000	2013	10,908	Square Feet	100.0%	8/5/2015	$4,360,000	4/27/2015
66		Loan	A Storage Place - La Sierra	0.4%	CA	92505	1999		771	Units	95.2%	5/31/2015	$12,100,000	6/9/2015	4.2805%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
67		Loan	Pottstown Pike Retail	0.4%	PA	19425	1920, 2005		18,624	Square Feet	100.0%	5/1/2015	$7,500,000	5/13/2015	4.8400%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%

A-8

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY CHARACTERISTICS										MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	State	Zip Code	Year Built	Year Renovated	Net Rentable Area SF/Units/Acres/ Rooms/Pads(7)(8)	Units of Measure	Occupancy Rate(8)(9)	Occupancy Rate As-of Date	Appraised Value(10)	Appraisal As-of Date	Mortgage Rate(11)	Administrative Fee Rate(12)	Master Servicing Fee Rate(12)	Pari Passu Loan Primary Servicing Fee Rate(12)	Trustee Fee Rate(12)	Trust Advisor Fee Rate(12)
68		Loan	Cornerstone Chase Apartments	0.4%	TX	75220	1966		166	Units	95.2%	6/22/2015	$7,900,000	6/15/2015	4.8500%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
69		Loan	Best Western Plus at The Falls	0.3%	NY	12603	1985	2011	40	Rooms	80.1%	4/30/2015	$6,800,000	5/31/2015	4.7600%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
70		Loan	Long Meadow Farms	0.3%	TX	77406	2014		14,763	Square Feet	100.0%	5/4/2015	$5,980,000	3/28/2015	4.7467%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
71		Loan	Tiki Tai and Maryland West MHC	0.3%	AZ	85301	1963, 1976		114	Pads	96.5%	5/20/2015	$5,550,000	4/30/2015	4.7950%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
72		Loan	Central Avenue Self Storage	0.3%	CA	92506	1990	2015	792	Units	75.1%	4/6/2015	$9,100,000	3/10/2015	4.0000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
73		Loan	Granada Village	0.3%	OK	73128	1972		282	Pads	89.4%	2/3/2015	$5,970,000	3/6/2015	4.5800%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
74		Loan	Santa Paula Self Storage	0.3%	CA	93060	2002		934	Units	93.6%	4/14/2015	$10,500,000	4/1/2015	4.2600%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
75		Loan	Renaissance Gardens	0.3%	TX	76116	1964		160	Units	89.4%	3/24/2015	$8,500,000	5/5/2015	4.1390%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
76		Loan	Jaffa Chattanooga Parks	0.3%	TN	37421	1968	Various	201	Pads	94.5%	5/22/2015	$5,200,000	4/24/2015	4.9200%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
76.01		Property	Whispering Pines MHP	0.1%	TN	37421	1968	1988	113	Pads	98.2%	5/22/2015	$2,940,000	4/24/2015
76.02		Property	Acres of Shade MHP	0.1%	TN	37421	1968	1994	88	Pads	89.8%	5/22/2015	$2,260,000	4/24/2015
77		Loan	Atrium Professional Plaza	0.3%	CA	92866	1974	2005	19,471	Square Feet	100.0%	4/30/2015	$4,800,000	4/16/2015	4.8600%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
78		Loan	2143 Winslow Drive	0.2%	OH	43207	1958	2010-2013	195	Units	90.8%	3/12/2015	$6,340,000	3/3/2015	4.8500%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
79		Loan	Harwood Commons Ground Lease	0.2%	IL	60706	NAP		11	Acres	NAP	NAP	$4,600,000	3/7/2015	4.5000%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
80		Loan	American Self Storage	0.2%	CA	92543	1984		771	Units	88.0%	5/28/2015	$4,210,000	6/1/2015	4.9500%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
81		Loan	Walgreens (Petersburg, VA)	0.2%	VA	23805	2005		14,820	Square Feet	100.0%	8/6/2015	$4,100,000	4/26/2015	4.7500%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
82		Loan	Chapel Hill Apartments	0.2%	NC	27516	2013		12	Units	100.0%	6/5/2015	$4,150,000	5/1/2015	4.7200%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
83		Loan	Centerpoint Retail	0.2%	MI	48341	NAP		7	Acres	NAP	NAP	$5,160,000	4/15/2015	4.7600%	0.05780%	0.00250%		0.00320%	0.00160%
83.01		Property	Mi Zarape	0.0%	MI	48341	NAP		1	Acres	NAP	NAP	$1,140,000	4/15/2015
83.02		Property	Papa Vino's	0.0%	MI	48341	NAP		2	Acres	NAP	NAP	$1,100,000	4/15/2015
83.03		Property	Wendy's Tim Horton's	0.0%	MI	48341	NAP		1	Acres	NAP	NAP	$1,100,000	4/15/2015
83.04		Property	Arby's	0.0%	MI	48341	NAP		1	Acres	NAP	NAP	$920,000	4/15/2015
83.05		Property	Dunkin Donuts Baskin Robins	0.0%	MI	48341	NAP		1	Acres	NAP	NAP	$900,000	4/15/2015
84		Loan	A Storage Place - Barton Road	0.2%	CA	92354	1988		515	Units	88.0%	5/31/2015	$5,900,000	6/9/2015	4.1190%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
85		Loan	CVS - Irmo	0.1%	SC	29063	1998		10,125	Square Feet	100.0%	8/6/2015	$2,900,000	3/6/2015	4.6830%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
86		Loan	Cedar Bayou MHP	0.1%	TX	77523	1968	2015	111	Pads	76.6%	5/8/2015	$2,900,000	4/23/2015	4.7700%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
87		Loan	Shoppes at Hiram	0.1%	GA	30141	2004		12,600	Square Feet	100.0%	5/1/2015	$2,450,000	6/15/2015	4.8100%	0.05030%	0.00250%	0.00250%	0.00320%	0.00160%
88		Loan	The Legacy Plaza	0.1%	AZ	85042	2004		6,560	Square Feet	100.0%	12/31/2014	$2,250,000	3/13/2015	4.6100%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%
89		Loan	Scenic Ridge	0.1%	CO	80020	2009		9,178	Square Feet	100.0%	6/1/2015	$1,950,000	4/15/2015	5.0300%	0.01030%	0.00250%	0.00250%	0.00320%	0.00160%

A-9

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	CREFC Fee Rate(12)	Interest Accrual Basis	Seasoning (mos.)	ARD (Yes/No)(11)	Original Term to Maturity (mos.)	Remaining Term to Maturity (mos.)	Original Interest-Only Period (mos.)	Remaining Interest-Only Period (mos.)	Original Amortization Term (mos.)	Remaining Amortization Term (mos.)	Note Date	First Payment Date	First P&I Payment Date (Partial IO Loans)	Maturity Date	ARD Loan Stated Maturity Date(11)	Monthly Debt Service (P&I)(13)	Monthly Debt Service (IO)(13)	Annual Debt Service (P&I)(14)
1		Loan	Charles River Plaza North	9.2%	0.00050%	Actual/360	0	Yes	120	120	0	0	315	315	7/7/2015	9/6/2015	NAP	4/6/2029	8/6/2025	$680,760.29		$8,169,123.54
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	0.00050%	Actual/360	1	No	60	59	24	23	360	360	6/11/2015	8/6/2015	8/6/2017	7/6/2020	7/6/2020	$487,605.07	$356,302.73	$5,851,260.84
2.01		Property	Crestwood Suites Denver - Aurora	0.3%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%
2.05		Property	Sun Suites Plano	0.3%
2.06		Property	Sun Suites Westchase	0.3%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%
2.09		Property	Sun Suites Raleigh	0.2%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%
2.11		Property	Crestwood Suites Nashville Madison	0.2%
2.12		Property	Sun Suites Cumming	0.2%
2.13		Property	Crestwood Suites Murfreesboro	0.2%
2.14		Property	Sun Suites Smyrna	0.2%
2.15		Property	Sun Suites Dallas - Garland	0.2%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%
2.18		Property	Crestwood Suites Disney Orlando	0.2%
2.19		Property	Crestwood Suites Orlando UCF	0.2%
2.20		Property	Crestwood Suites Snellville	0.2%
2.21		Property	Sun Suites Suwanee	0.2%
2.22		Property	Home Towne Suites Kannapolis	0.2%
2.23		Property	Sun Suites Corpus Christi	0.1%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%
2.25		Property	Sun Suites Jacksonville	0.1%
2.26		Property	Sun Suites Chesapeake	0.1%
2.27		Property	Crestwood Suites Fort Myers	0.1%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%
2.29		Property	Crestwood Suites Austin	0.1%
2.30		Property	Sun Suites Gwinnett	0.1%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%
2.32		Property	Crestwood Suites Baton Rouge	0.1%
2.33		Property	Home Towne Suites Columbus	0.1%
2.34		Property	Crestwood Suites NW Houston	0.1%
2.35		Property	Home Towne Suites Auburn	0.1%
2.36		Property	Sun Suites Stockbridge	0.1%
2.37		Property	Home Towne Suites Anderson	0.1%
2.38		Property	Crestwood Suites Colorado Springs	0.1%
2.39		Property	Home Towne Suites Prattville	0.1%
2.40		Property	Crestwood Suites High Point	0.1%
2.41		Property	Sun Suites Birmingham	0.1%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%
2.43		Property	Sun Suites Greensboro	0.1%
2.44		Property	Home Towne Suites Greenville	0.1%
2.45		Property	Sun Suites Hattiesburg	0.1%
2.46		Property	Home Towne Suites Decatur	0.1%
2.47		Property	Home Towne Suites Bowling Green	0.1%
2.48		Property	Sun Suites Gulfport Airport	0.0%
2.49		Property	Crestwood Suites Newport News	0.0%
2.50		Property	Home Towne Suites Clarksville	0.0%
3		Loan	The Mall of New Hampshire	7.0%	0.00050%	Actual/360	1	No	120	119	120	119	0	0	6/25/2015	8/1/2015	NAP	7/1/2025	7/1/2025	$347,087.96	$347,087.96	$4,165,055.56
4		Loan	Westfield Wheaton	6.8%	0.00050%	Actual/360	5	No	120	115	120	115	0	0	2/3/2015	4/1/2015	NAP	3/1/2025	3/1/2025	$311,432.87	$311,432.87	$3,737,194.44
5		Loan	Arizona Grand Resort & Spa	3.5%	0.00050%	Actual/360	1	No	120	119	35	34	360	360	6/9/2015	8/6/2015	7/6/2018	7/6/2025	7/6/2025	$229,491.35	$180,587.84	$2,753,896.20
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	0.00050%	Actual/360	9	No	120	111	120	111	0	0	11/4/2014	12/6/2014	NAP	11/6/2024	11/6/2024	$169,872.86	$169,872.86	$2,038,474.32
6.01		Property	Soho Grand Hotel	2.6%
6.02		Property	Tribeca Grand Hotel	0.9%
7		Loan	Westfield Trumbull	2.9%	0.00050%	Actual/360	5	No	120	115	120	115	0	0	2/3/2015	4/1/2015	NAP	3/1/2025	3/1/2025	$132,157.22	$132,157.22	$1,585,886.64
8		Loan	Venue Emerald Coast	2.1%	0.00050%	Actual/360	2	No	120	118	60	58	360	360	5/29/2015	7/6/2015	7/6/2020	6/6/2025	6/6/2025	$147,933.44	$108,232.64	$1,775,201.28
9		Loan	16542 & 16550 Ventura	1.9%	0.00050%	Actual/360	0	No	120	120	60	60	360	360	7/15/2015	9/6/2015	9/6/2020	8/6/2025	8/6/2025	$140,648.69	$106,416.09	$1,687,784.33
10		Loan	21 Astor Place	1.9%	0.00050%	Actual/360	0	No	120	120	120	120	0	0	7/10/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$103,802.37	$103,802.37	$1,245,628.40
11		Loan	Hendry Multifamily Portfolio	1.8%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	6/16/2015	8/6/2015	8/6/2018	7/6/2025	7/6/2025	$137,830.96	$107,421.53	$1,653,971.52
11.01		Property	Summer Lake Villas	1.0%
11.02		Property	Spinnaker Landing	0.5%
11.03		Property	New River	0.3%
12		Loan	Hampton Inn - Point Loma	1.8%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	5/1/2015	6/5/2015	NAP	5/5/2025	5/5/2025	$128,642.76		$1,543,713.12
13		Loan	Hilton Arden West	1.7%	0.00050%	Actual/360	1	No	60	59	12	11	360	360	6/16/2015	8/6/2015	8/6/2016	7/6/2020	7/6/2020	$120,930.82	$91,310.83	$1,451,169.84
14		Loan	2500 South Damen Avenue	1.6%	0.00050%	Actual/360	2	No	120	118	36	34	360	360	5/28/2015	7/6/2015	7/6/2018	6/6/2025	6/6/2025	$114,315.30	$83,924.65	$1,371,783.60
15		Loan	FL OH Multifamily Portfolio	1.5%	0.00050%	Actual/360	5	No	120	115	24	19	360	360	3/3/2015	4/6/2015	4/6/2017	3/6/2025	3/6/2025	$104,987.58	$77,684.84	$1,259,850.96
15.01		Property	Dartmouth Place	0.4%
15.02		Property	Sugartree Apartments	0.3%
15.03		Property	Meldon Place	0.3%
15.04		Property	Willowood Apartments	0.2%
15.05		Property	Parkway North Apartments	0.2%
15.06		Property	Sandpiper Apartments	0.1%
16		Loan	The Crescent Building	1.4%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	7/8/2015	8/6/2015	8/6/2017	7/6/2025	7/6/2025	$106,288.72	$81,361.80	$1,275,464.64
17		Loan	Holiday Inn Express - Mill Valley	1.3%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	7/2/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$101,210.56		$1,214,526.72
18		Loan	7101 Sunset Blvd	1.3%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	7/1/2015	8/6/2015	8/6/2018	7/6/2025	7/6/2025	$96,393.28	$74,089.93	$1,156,719.36
19		Loan	16260 Ventura	1.3%	0.00050%	Actual/360	0	No	120	120	60	60	360	360	7/15/2015	9/6/2015	9/6/2020	8/6/2025	8/6/2025	$93,083.86	$70,428.10	$1,117,006.36

A-10

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	CREFC Fee Rate(12)	Interest Accrual Basis	Seasoning (mos.)	ARD (Yes/No)(11)	Original Term to Maturity (mos.)	Remaining Term to Maturity (mos.)	Original Interest-Only Period (mos.)	Remaining Interest-Only Period (mos.)	Original Amortization Term (mos.)	Remaining Amortization Term (mos.)	Note Date	First Payment Date	First P&I Payment Date (Partial IO Loans)	Maturity Date	ARD Loan Stated Maturity Date(11)	Monthly Debt Service (P&I)(13)	Monthly Debt Service (IO)(13)	Annual Debt Service (P&I)(14)
20		Loan	Syracuse Office Portfolio	1.3%	0.00050%	Actual/360	0	No	120	120	24	24	360	360	7/14/2015	9/6/2015	9/6/2017	8/6/2025	8/6/2025	$93,093.05	$70,860.69	$1,117,116.63
20.01		Property	250 Clinton	1.0%
20.02		Property	507 Plum	0.3%
21		Loan	Ranch at Guadalupe	1.3%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	6/11/2015	8/6/2015	8/6/2018	7/6/2025	7/6/2025	$92,255.29	$70,637.30	$1,107,063.48
22		Loan	WPC Department Store Portfolio	1.2%	0.00050%	Actual/360	1	No	120	119	60	59	360	360	6/26/2015	8/6/2015	8/6/2020	7/6/2025	7/6/2025	$86,046.59	$63,925.36	$1,032,559.03
22.01		Property	Boston Store - Brookfield Square Mall	0.3%
22.02		Property	Boston Store - Mayfair Mall	0.3%
22.03		Property	Boston Store - Southridge Mall	0.2%
22.04		Property	Younkers - Bay Park Square Mall	0.2%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%
22.06		Property	Herberger's - West Acres Mall	0.1%
23		Loan	FedEx Ground Shafter	1.2%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	7/1/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$92,231.49		$1,106,777.88
24		Loan	Sterling & Milagro Apartments	1.2%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	4/17/2015	6/6/2015	NAP	5/6/2025	5/6/2025	$83,629.78		$1,003,557.36
25		Loan	1315 Lincoln Boulevard	1.2%	0.00050%	Actual/360	3	No	60	57	60	57	0	0	4/13/2015	6/6/2015	NAP	5/6/2020	5/6/2020	$63,114.58	$63,114.58	$757,375.00
26		Loan	Cape May Hotels	1.1%	0.00050%	Actual/360	0	No	120	120	0	0	360	360	7/17/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$84,266.87		$1,011,202.44
26.01		Property	Congress Hall	1.0%
26.02		Property	The Star	0.2%
27		Loan	PG&E Building - Fresno	1.0%	0.00050%	Actual/360	0	No	120	120	0	0	300	300	7/15/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$84,699.82		$1,016,397.84
28		Loan	Dunwoody Exchange	1.0%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	7/1/2015	8/5/2015	8/5/2018	7/5/2025	7/5/2025	$73,050.31	$55,549.28	$876,603.72
29		Loan	4800 Sugar Grove	1.0%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/3/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$69,858.65		$838,303.80
30		Loan	Renaissance Casa De Palmas	0.9%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	7/7/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$71,240.85		$854,890.20
31		Loan	Burleson Town Center	0.8%	0.00050%	Actual/360	1	No	120	119	0	0	300	299	6/23/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$65,422.50		$785,070.00
32		Loan	HH-Laveen / Laveen Commons	0.8%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	6/5/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$60,677.56		$728,130.72
33		Loan	Colony Plaza	0.8%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/30/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$62,717.97		$752,615.64
34		Loan	Vicksburg Medical Office Building	0.8%	0.00050%	Actual/360	2	No	120	118	36	34	360	360	6/4/2015	7/6/2015	7/6/2018	6/6/2025	6/6/2025	$59,712.49	$45,764.41	$716,549.87
35		Loan	Millside Plaza	0.8%	0.00050%	Actual/360	2	No	120	118	36	34	360	360	5/15/2015	7/6/2015	7/6/2018	6/6/2025	6/6/2025	$58,103.74	$44,829.10	$697,244.88
36		Loan	American Self Storage Portfolio	0.8%	0.00050%	Actual/360	1	No	120	119	12	11	360	360	6/10/2015	8/6/2015	8/6/2016	7/6/2025	7/6/2025	$54,113.39	$39,499.42	$649,360.68
36.01		Property	Odom Road	0.1%
36.02		Property	Brannon Stand	0.1%
36.03		Property	East	0.1%
36.04		Property	West	0.1%
36.05		Property	Enterprise	0.1%
36.06		Property	Ozark	0.1%
36.07		Property	North	0.1%
37		Loan	Alvarado Center	0.8%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	5/20/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$54,824.10		$657,889.20
38		Loan	Brookwood Apartments	0.8%	0.00050%	Actual/360	2	No	120	118	36	34	360	360	5/27/2015	7/6/2015	7/6/2018	6/6/2025	6/6/2025	$53,809.38	$40,121.10	$645,712.56
39		Loan	Wyndham Deerfield Beach Resort	0.7%	0.00050%	Actual/360	2	No	120	118	120	118	0	0	6/11/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$34,149.17	$34,149.17	$409,790.06
40		Loan	Staybridge Suites Brandywine	0.7%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	6/3/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$53,264.34		$639,172.08
41		Loan	Crescentwood Apartments	0.7%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	5/11/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$54,186.66		$650,239.92
42		Loan	Hunters Run	0.7%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	4/10/2015	6/1/2015	6/1/2018	5/1/2025	5/1/2025	$47,508.61	$34,351.82	$570,103.32
43		Loan	Crossroads Shopping Center	0.7%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	5/20/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$49,982.83		$599,793.96
44		Loan	Hyperion Apartments	0.7%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/12/2015	8/1/2015	NAP	7/1/2025	7/1/2025	$49,731.54		$596,778.54
45		Loan	Varner Crossing	0.7%	0.00050%	Actual/360	0	No	120	120	36	36	360	360	7/10/2015	9/6/2015	9/6/2018	8/6/2025	8/6/2025	$48,570.72	$36,737.84	$582,848.64
46		Loan	Platinum Multifamily Portfolio	0.6%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/19/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$47,455.36		$569,464.32
46.01		Property	Camellia Apartments	0.2%
46.02		Property	Hudson Apartments	0.2%
46.03		Property	Silverwood Apartments	0.2%
47		Loan	Daytona Promenade	0.6%	0.00050%	Actual/360	1	No	120	119	18	17	360	360	6/15/2015	8/6/2015	2/6/2017	7/6/2025	7/6/2025	$46,569.27	$35,587.50	$558,831.24
48		Loan	2280 Corporate Circle	0.6%	0.00050%	Actual/360	0	No	120	120	0	0	336	336	7/10/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$48,454.14		$581,449.62
49		Loan	StorQuest Indio	0.6%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	6/16/2015	8/6/2015	8/6/2018	7/6/2025	7/6/2025	$42,383.57	$31,684.13	$508,602.84
50		Loan	Plaza Las Brisas	0.6%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	6/3/2015	7/5/2015	NAP	6/5/2025	6/5/2025	$41,907.06		$502,884.72
51		Loan	Haggen Grocery El Cajon	0.6%	0.00050%	Actual/360	2	No	120	118	36	34	360	360	6/2/2015	7/6/2015	7/6/2018	6/6/2025	6/6/2025	$43,510.94	$33,757.60	$522,131.28
52		Loan	800 Chester Pike	0.6%	0.00050%	Actual/360	0	No	120	120	0	0	360	360	7/17/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$42,412.25		$508,947.00
53		Loan	Tara Hills Apartments	0.6%	0.00050%	Actual/360	2	No	120	118	24	22	360	360	5/28/2015	7/6/2015	7/6/2017	6/6/2025	6/6/2025	$39,683.72	$29,200.00	$476,204.64
54		Loan	Country Inn & Suites Baltimore North	0.6%	0.00050%	Actual/360	0	No	120	120	0	0	300	300	7/9/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$45,793.64		$549,523.68
55		Loan	Cliffbrook Condominiums	0.6%	0.00050%	Actual/360	1	No	120	119	60	59	360	360	7/1/2015	8/5/2015	8/5/2020	7/5/2025	7/5/2025	$41,222.25	$31,804.43	$494,667.00
56		Loan	Monroe Town Center	0.5%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	7/1/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$40,054.60		$480,655.20
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	0.00050%	Actual/360	1	No	60	59	0	0	360	359	6/10/2015	8/6/2015	NAP	7/6/2020	7/6/2020	$36,744.92		$440,939.04
58		Loan	Governor's Place	0.5%	0.00050%	Actual/360	0	No	120	120	0	0	360	360	7/10/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$37,108.33		$445,299.96
59		Loan	Walgreens - Waterford	0.5%	0.00050%	Actual/360	2	No	120	118	36	34	360	360	5/15/2015	7/5/2015	7/5/2018	6/5/2025	6/5/2025	$33,716.30	$25,484.10	$404,595.60
60		Loan	Central Crossing	0.5%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/30/2015	8/5/2015	NAP	7/5/2025	7/5/2025	$34,747.69		$416,972.28
61		Loan	Chapanoke Square	0.5%	0.00050%	Actual/360	2	No	120	118	12	10	360	360	6/1/2015	7/6/2015	7/6/2016	6/6/2025	6/6/2025	$32,337.31	$23,773.52	$388,047.72
62		Loan	Mentor Industrial Portfolio	0.4%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	7/6/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$31,042.78		$372,513.36
62.01		Property	Eye Lighting	0.2%
62.02		Property	Orbis	0.2%
63		Loan	Bowling Green	0.4%	0.00050%	Actual/360	2	No	120	118	24	22	360	360	5/22/2015	7/6/2015	7/6/2017	6/6/2025	6/6/2025	$30,781.08	$23,012.32	$369,372.96
64		Loan	Concord Villas	0.4%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	6/10/2015	8/5/2015	8/5/2018	7/5/2025	7/5/2025	$30,758.66	$23,319.44	$369,103.92
65		Loan	PA Rite Aid Portfolio	0.4%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/12/2015	8/5/2015	NAP	7/5/2025	7/5/2025	$29,657.78		$355,893.36
65.01		Property	Rite Aid - Irwin	0.2%
65.02		Property	Rite Aid - Pittsburgh	0.2%
66		Loan	A Storage Place - La Sierra	0.4%	0.00050%	Actual/360	1	No	120	119	120	119	0	0	7/2/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$20,614.77	$20,614.77	$247,377.23
67		Loan	Pottstown Pike Retail	0.4%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	7/1/2015	8/1/2015	8/1/2017	7/1/2025	7/1/2025	$29,516.81	$22,900.37	$354,201.72

A-11

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	CREFC Fee Rate(12)	Interest Accrual Basis	Seasoning (mos.)	ARD (Yes/No)(11)	Original Term to Maturity (mos.)	Remaining Term to Maturity (mos.)	Original Interest-Only Period (mos.)	Remaining Interest-Only Period (mos.)	Original Amortization Term (mos.)	Remaining Amortization Term (mos.)	Note Date	First Payment Date	First P&I Payment Date (Partial IO Loans)	Maturity Date	ARD Loan Stated Maturity Date(11)	Monthly Debt Service (P&I)(13)	Monthly Debt Service (IO)(13)	Annual Debt Service (P&I)(14)
68		Loan	Cornerstone Chase Apartments	0.4%	0.00050%	Actual/360	0	No	120	120	0	0	360	360	7/17/2015	9/6/2015	NAP	8/6/2025	8/6/2025	$29,023.05		$348,276.61
69		Loan	Best Western Plus at The Falls	0.3%	0.00050%	Actual/360	1	No	120	119	0	0	300	299	6/17/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$27,107.90		$325,294.80
70		Loan	Long Meadow Farms	0.3%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	6/15/2015	8/6/2015	8/6/2017	7/6/2025	7/6/2025	$22,878.55	$17,596.17	$274,542.60
71		Loan	Tiki Tai and Maryland West MHC	0.3%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	6/12/2015	8/6/2015	8/6/2017	7/6/2025	7/6/2025	$21,629.98	$16,711.74	$259,559.76
72		Loan	Central Avenue Self Storage	0.3%	0.00050%	Actual/360	3	No	120	117	120	117	0	0	4/21/2015	6/6/2015	NAP	5/6/2025	5/6/2025	$13,518.52	$13,518.52	$162,222.22
73		Loan	Granada Village	0.3%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	5/12/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$20,457.99		$245,495.88
74		Loan	Santa Paula Self Storage	0.3%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	5/29/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$19,208.49		$230,501.88
75		Loan	Renaissance Gardens	0.3%	0.00050%	Actual/360	2	No	120	118	60	58	360	360	5/22/2015	7/6/2015	7/6/2020	6/6/2025	6/6/2025	$17,962.15	$12,939.17	$215,545.80
76		Loan	Jaffa Chattanooga Parks	0.3%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	6/11/2015	8/6/2015	8/6/2017	7/6/2025	7/6/2025	$19,362.73	$15,131.28	$232,352.76
76.01		Property	Whispering Pines MHP	0.1%
76.02		Property	Acres of Shade MHP	0.1%
77		Loan	Atrium Professional Plaza	0.3%	0.00050%	Actual/360	0	No	120	120	36	36	360	360	7/8/2015	9/5/2015	9/5/2018	8/5/2025	8/5/2025	$18,754.58	$14,577.19	$225,054.96
78		Loan	2143 Winslow Drive	0.2%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	4/14/2015	6/5/2015	NAP	5/5/2025	5/5/2025	$17,941.52		$215,298.24
79		Loan	Harwood Commons Ground Lease	0.2%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	4/23/2015	6/6/2015	6/6/2018	5/6/2025	5/6/2025	$15,707.24	$11,786.46	$188,486.88
80		Loan	American Self Storage	0.2%	0.00050%	Actual/360	0	No	120	120	24	24	360	360	7/10/2015	9/5/2015	9/5/2017	8/5/2025	8/5/2025	$15,959.72	$12,505.05	$191,516.64
81		Loan	Walgreens (Petersburg, VA)	0.2%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	7/1/2015	8/6/2015	8/6/2017	7/6/2025	7/6/2025	$15,127.77	$11,638.60	$181,533.24
82		Loan	Chapel Hill Apartments	0.2%	0.00050%	Actual/360	1	No	120	119	36	35	360	360	6/17/2015	8/5/2015	8/5/2018	7/5/2025	7/5/2025	$14,555.54	$11,166.30	$174,666.48
83		Loan	Centerpoint Retail	0.2%	0.00050%	Actual/360	2	No	120	118	0	0	360	358	6/2/2015	7/6/2015	NAP	6/6/2025	6/6/2025	$14,623.01		$175,476.12
83.01		Property	Mi Zarape	0.0%
83.02		Property	Papa Vino's	0.0%
83.03		Property	Wendy's Tim Horton's	0.0%
83.04		Property	Arby's	0.0%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%
84		Loan	A Storage Place - Barton Road	0.2%	0.00050%	Actual/360	1	No	120	119	120	119	0	0	7/7/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$8,004.40	$8,004.40	$96,052.79
85		Loan	CVS - Irmo	0.1%	0.00050%	Actual/360	3	Yes	120	117	120	117	0	0	4/30/2015	6/6/2015	NAP	4/30/2040	5/6/2025	$8,032.10	$8,032.10	$96,385.25
86		Loan	Cedar Bayou MHP	0.1%	0.00050%	Actual/360	1	No	120	119	24	23	360	360	6/9/2015	8/6/2015	8/6/2017	7/6/2025	7/6/2025	$10,457.07	$8,060.42	$125,484.84
87		Loan	Shoppes at Hiram	0.1%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	7/1/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$8,404.32		$100,851.84
88		Loan	The Legacy Plaza	0.1%	0.00050%	Actual/360	3	No	120	117	24	21	360	360	4/10/2015	6/1/2015	6/1/2017	5/1/2025	5/1/2025	$7,185.39	$5,453.03	$86,224.68
89		Loan	Scenic Ridge	0.1%	0.00050%	Actual/360	1	No	120	119	0	0	360	359	6/30/2015	8/6/2015	NAP	7/6/2025	7/6/2025	$7,541.19		$90,494.28

A-12

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Annual Debt Service (IO)(14)	Lockbox Type(15)	Cash Management Status	Crossed With Other Loans	Related-Borrower Loans(16)	UW NOI DSCR (P&I)(17)	UW NOI DSCR (IO)(17)	UW NCF DSCR (P&I)(17)	UW NCF DSCR (IO)(17)	Cut-Off Date LTV Ratio(10)	Maturity Date LTV Ratio(10)	Grace Period to Late Charge (Days)	Grace Period to Default (Days)	Due Date	Prepayment Provisions (No. of Payments)(18)(19)
1		Loan	Charles River Plaza North	9.2%		Hard	Springing	No	No	1.85x		1.85x		46.6%	34.5%	0	5 times 3-day grace period	6	L(24), Def(92), O(4)
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	$4,275,632.81	Hard	Springing	No	No	2.51x	3.44x	2.26x	3.10x	64.3%	61.3%	0	0	6	L(25), Def or YM1(31), O(4)
2.01		Property	Crestwood Suites Denver - Aurora	0.3%						2.51x		2.26x		64.3%	61.3%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%						2.51x		2.26x		64.3%	61.3%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%						2.51x		2.26x		64.3%	61.3%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%						2.51x		2.26x		64.3%	61.3%
2.05		Property	Sun Suites Plano	0.3%						2.51x		2.26x		64.3%	61.3%
2.06		Property	Sun Suites Westchase	0.3%						2.51x		2.26x		64.3%	61.3%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%						2.51x		2.26x		64.3%	61.3%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%						2.51x		2.26x		64.3%	61.3%
2.09		Property	Sun Suites Raleigh	0.2%						2.51x		2.26x		64.3%	61.3%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%						2.51x		2.26x		64.3%	61.3%
2.11		Property	Crestwood Suites Nashville Madison	0.2%						2.51x		2.26x		64.3%	61.3%
2.12		Property	Sun Suites Cumming	0.2%						2.51x		2.26x		64.3%	61.3%
2.13		Property	Crestwood Suites Murfreesboro	0.2%						2.51x		2.26x		64.3%	61.3%
2.14		Property	Sun Suites Smyrna	0.2%						2.51x		2.26x		64.3%	61.3%
2.15		Property	Sun Suites Dallas - Garland	0.2%						2.51x		2.26x		64.3%	61.3%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%						2.51x		2.26x		64.3%	61.3%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%						2.51x		2.26x		64.3%	61.3%
2.18		Property	Crestwood Suites Disney Orlando	0.2%						2.51x		2.26x		64.3%	61.3%
2.19		Property	Crestwood Suites Orlando UCF	0.2%						2.51x		2.26x		64.3%	61.3%
2.20		Property	Crestwood Suites Snellville	0.2%						2.51x		2.26x		64.3%	61.3%
2.21		Property	Sun Suites Suwanee	0.2%						2.51x		2.26x		64.3%	61.3%
2.22		Property	Home Towne Suites Kannapolis	0.2%						2.51x		2.26x		64.3%	61.3%
2.23		Property	Sun Suites Corpus Christi	0.1%						2.51x		2.26x		64.3%	61.3%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%						2.51x		2.26x		64.3%	61.3%
2.25		Property	Sun Suites Jacksonville	0.1%						2.51x		2.26x		64.3%	61.3%
2.26		Property	Sun Suites Chesapeake	0.1%						2.51x		2.26x		64.3%	61.3%
2.27		Property	Crestwood Suites Fort Myers	0.1%						2.51x		2.26x		64.3%	61.3%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%						2.51x		2.26x		64.3%	61.3%
2.29		Property	Crestwood Suites Austin	0.1%						2.51x		2.26x		64.3%	61.3%
2.30		Property	Sun Suites Gwinnett	0.1%						2.51x		2.26x		64.3%	61.3%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%						2.51x		2.26x		64.3%	61.3%
2.32		Property	Crestwood Suites Baton Rouge	0.1%						2.51x		2.26x		64.3%	61.3%
2.33		Property	Home Towne Suites Columbus	0.1%						2.51x		2.26x		64.3%	61.3%
2.34		Property	Crestwood Suites NW Houston	0.1%						2.51x		2.26x		64.3%	61.3%
2.35		Property	Home Towne Suites Auburn	0.1%						2.51x		2.26x		64.3%	61.3%
2.36		Property	Sun Suites Stockbridge	0.1%						2.51x		2.26x		64.3%	61.3%
2.37		Property	Home Towne Suites Anderson	0.1%						2.51x		2.26x		64.3%	61.3%
2.38		Property	Crestwood Suites Colorado Springs	0.1%						2.51x		2.26x		64.3%	61.3%
2.39		Property	Home Towne Suites Prattville	0.1%						2.51x		2.26x		64.3%	61.3%
2.40		Property	Crestwood Suites High Point	0.1%						2.51x		2.26x		64.3%	61.3%
2.41		Property	Sun Suites Birmingham	0.1%						2.51x		2.26x		64.3%	61.3%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%						2.51x		2.26x		64.3%	61.3%
2.43		Property	Sun Suites Greensboro	0.1%						2.51x		2.26x		64.3%	61.3%
2.44		Property	Home Towne Suites Greenville	0.1%						2.51x		2.26x		64.3%	61.3%
2.45		Property	Sun Suites Hattiesburg	0.1%						2.51x		2.26x		64.3%	61.3%
2.46		Property	Home Towne Suites Decatur	0.1%						2.51x		2.26x		64.3%	61.3%
2.47		Property	Home Towne Suites Bowling Green	0.1%						2.51x		2.26x		64.3%	61.3%
2.48		Property	Sun Suites Gulfport Airport	0.0%						2.51x		2.26x		64.3%	61.3%
2.49		Property	Crestwood Suites Newport News	0.0%						2.51x		2.26x		64.3%	61.3%
2.50		Property	Home Towne Suites Clarksville	0.0%						2.51x		2.26x		64.3%	61.3%
3		Loan	The Mall of New Hampshire	7.0%	$4,165,055.56	Hard	Springing	No	No	2.65x	2.65x	2.52x	2.52x	58.6%	58.6%	0	0	1	L(25), Def(88), O(7)
4		Loan	Westfield Wheaton	6.8%	$3,737,194.44	Hard	Springing	No	CS-A	2.62x	2.62x	2.43x	2.43x	58.4%	58.4%	5	5	1	L(29), Def or YM1(84), O(7)
5		Loan	Arizona Grand Resort & Spa	3.5%	$2,167,054.09	Hard	In Place	No	No	2.96x	3.76x	2.50x	3.18x	46.1%	41.5%	0	0	6	L(25), Def(90), O(5)
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	$2,038,474.31	Hard	Springing	No	No	2.58x	2.58x	2.25x	2.25x	57.8%	57.8%	0	0	6	L(33), Def(83), O(4)
6.01		Property	Soho Grand Hotel	2.6%						2.58x		2.25x		57.8%	57.8%
6.02		Property	Tribeca Grand Hotel	0.9%						2.58x		2.25x		57.8%	57.8%
7		Loan	Westfield Trumbull	2.9%	$1,585,886.63	Hard	Springing	No	CS-A	2.93x	2.93x	2.73x	2.73x	58.1%	58.1%	5	5	1	L(29), Def or YM1(84), O(7)
8		Loan	Venue Emerald Coast	2.1%	$1,298,791.67	Springing	Springing	No	No	1.42x	1.94x	1.39x	1.90x	79.8%	72.7%	0	0	6	L(26), Def(90), O(4)
9		Loan	16542 & 16550 Ventura	1.9%	$1,276,993.06	Springing	Springing	No	BNY-A	1.50x	1.98x	1.40x	1.85x	72.0%	66.0%	0	0	6	L(24), YM1(92), O(4)
10		Loan	21 Astor Place	1.9%	$1,245,628.40	Hard	Springing	No	No	1.46x	1.46x	1.46x	1.46x	63.5%	63.5%	0	0	6	L(24), YM1(89), O(7)
11		Loan	Hendry Multifamily Portfolio	1.8%	$1,289,058.33	Springing	Springing	No	No	1.27x	1.63x	1.21x	1.55x	74.4%	65.7%	0	0	6	L(25), Def(91), O(4)
11.01		Property	Summer Lake Villas	1.0%						1.27x		1.21x		74.4%	65.7%
11.02		Property	Spinnaker Landing	0.5%						1.27x		1.21x		74.4%	65.7%
11.03		Property	New River	0.3%						1.27x		1.21x		74.4%	65.7%
12		Loan	Hampton Inn - Point Loma	1.8%		Springing	Springing	No	No	1.93x		1.73x		72.6%	59.0%	0	0	5	L(27), Def(89), O(4)
13		Loan	Hilton Arden West	1.7%	$1,095,730.00	Springing	Springing	No	No	2.35x	3.12x	1.92x	2.55x	61.9%	57.9%	0	0	6	L(25), Def(31), O(4)
14		Loan	2500 South Damen Avenue	1.6%	$1,007,095.83	Hard	Springing	No	No	1.50x	2.05x	1.49x	2.03x	70.0%	61.0%	0	0	6	L(26), Def(90), O(4)
15		Loan	FL OH Multifamily Portfolio	1.5%	$932,218.11	Soft	Springing	No	No	1.79x	2.42x	1.66x	2.25x	72.1%	61.3%	0	0	6	L(29), Def(87), O(4)
15.01		Property	Dartmouth Place	0.4%						1.79x		1.66x		72.1%	61.3%
15.02		Property	Sugartree Apartments	0.3%						1.79x		1.66x		72.1%	61.3%
15.03		Property	Meldon Place	0.3%						1.79x		1.66x		72.1%	61.3%
15.04		Property	Willowood Apartments	0.2%						1.79x		1.66x		72.1%	61.3%
15.05		Property	Parkway North Apartments	0.2%						1.79x		1.66x		72.1%	61.3%
15.06		Property	Sandpiper Apartments	0.1%						1.79x		1.66x		72.1%	61.3%
16		Loan	The Crescent Building	1.4%	$976,341.54	Hard	In Place	No	No	1.54x	2.01x	1.31x	1.71x	75.0%	64.4%	0	0	6	L(25), Def(91), O(4)
17		Loan	Holiday Inn Express - Mill Valley	1.3%		Hard	Springing	No	No	1.90x		1.71x		66.9%	55.2%	0	0	6	L(25), Def(91), O(4)
18		Loan	7101 Sunset Blvd	1.3%	$889,079.17	Springing	Springing	No	No	1.35x	1.76x	1.31x	1.70x	69.9%	61.6%	0	0	6	L(25), Def(90), O(5)
19		Loan	16260 Ventura	1.3%	$845,137.22	Springing	Springing	No	BNY-A	1.42x	1.87x	1.31x	1.73x	74.3%	68.1%	0	0	6	L(24), YM1(92), O(4)

A-13

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Annual Debt Service (IO)(14)	Lockbox Type(15)	Cash Management Status	Crossed With Other Loans	Related-Borrower Loans(16)	UW NOI DSCR (P&I)(17)	UW NOI DSCR (IO)(17)	UW NCF DSCR (P&I)(17)	UW NCF DSCR (IO)(17)	Cut-Off Date LTV Ratio(10)	Maturity Date LTV Ratio(10)	Grace Period to Late Charge (Days)	Grace Period to Default (Days)	Due Date	Prepayment Provisions (No. of Payments)(18)(19)
20		Loan	Syracuse Office Portfolio	1.3%	$850,328.33	Hard	Springing	No	No	1.88x	2.47x	1.50x	1.97x	75.0%	64.3%	0	0	6	L(24), Def(92), O(4)
20.01		Property	250 Clinton	1.0%						1.88x		1.50x		75.0%	64.3%
20.02		Property	507 Plum	0.3%						1.88x		1.50x		75.0%	64.3%
21		Loan	Ranch at Guadalupe	1.3%	$847,647.61	Soft	Springing	No	No	1.23x	1.61x	1.20x	1.57x	73.5%	64.6%	0	0	6	L(25), Def(91), O(4)
22		Loan	WPC Department Store Portfolio	1.2%	$767,104.33	Springing	Springing	No	No	1.94x	2.61x	1.76x	2.36x	63.9%	58.4%	0	0	6	L(25), Def(88), O(7)
22.01		Property	Boston Store - Brookfield Square Mall	0.3%						1.94x		1.76x		63.9%	58.4%
22.02		Property	Boston Store - Mayfair Mall	0.3%						1.94x		1.76x		63.9%	58.4%
22.03		Property	Boston Store - Southridge Mall	0.2%						1.94x		1.76x		63.9%	58.4%
22.04		Property	Younkers - Bay Park Square Mall	0.2%						1.94x		1.76x		63.9%	58.4%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%						1.94x		1.76x		63.9%	58.4%
22.06		Property	Herberger's - West Acres Mall	0.1%						1.94x		1.76x		63.9%	58.4%
23		Loan	FedEx Ground Shafter	1.2%		Hard	Springing	No	No	1.30x		1.23x		71.1%	58.7%	0	0	6	L(25), Def(91), O(4)
24		Loan	Sterling & Milagro Apartments	1.2%		Springing	Springing	No	No	1.57x		1.46x		74.1%	59.7%	0	0	6	L(27), Def(86), O(7)
25		Loan	1315 Lincoln Boulevard	1.2%	$757,375.00	Hard	Springing	No	No	1.70x	1.70x	1.63x	1.63x	70.2%	70.2%	0	0	6	L(27), Def(29), O(4)
26		Loan	Cape May Hotels	1.1%		Hard	Springing	No	No	2.04x		1.86x		68.7%	56.2%	0	0	6	L(24), Def(92), O(4)
26.01		Property	Congress Hall	1.0%						2.04x		1.86x		68.7%	56.2%
26.02		Property	The Star	0.2%						2.04x		1.86x		68.7%	56.2%
27		Loan	PG&E Building - Fresno	1.0%		Hard	Springing	No	No	1.82x		1.68x		54.2%	40.7%	0	0	6	L(24), Def(92), O(4)
28		Loan	Dunwoody Exchange	1.0%	$666,591.39	Springing	Springing	No	No	1.26x	1.66x	1.22x	1.61x	72.7%	63.8%	0	0	5	L(25), Def(91), O(4)
29		Loan	4800 Sugar Grove	1.0%		Soft	Springing	No	No	1.76x		1.53x		74.0%	59.6%	0	0	6	L(25), YM1(91), O(4)
30		Loan	Renaissance Casa De Palmas	0.9%		Hard	Springing	No	No	1.89x		1.57x		68.1%	55.8%	0	0	6	L(24), YM1(89), O(7)
31		Loan	Burleson Town Center	0.8%		Springing	Springing	No	No	1.58x		1.43x		68.1%	49.7%	0	0	6	L(25), Def(88), O(7)
32		Loan	HH-Laveen / Laveen Commons	0.8%		Hard	Springing	No	No	1.49x		1.32x		74.8%	60.8%	0	0	6	L(26), Def(90), O(4)
33		Loan	Colony Plaza	0.8%		Hard	Springing	No	No	1.92x		1.66x		59.6%	49.0%	0	0	6	L(25), Def(91), O(4)
34		Loan	Vicksburg Medical Office Building	0.8%	$549,172.92	Hard	In Place	No	No	1.47x	1.91x	1.33x	1.73x	71.0%	62.4%	0	0	6	L(26), Def(87), O(7)
35		Loan	Millside Plaza	0.8%	$537,949.17	Hard	Springing	No	No	1.47x	1.90x	1.40x	1.81x	75.0%	66.1%	0	0	6	L(26), Def(90), O(4)
36		Loan	American Self Storage Portfolio	0.8%	$473,993.06	Springing	Springing	No	No	2.26x	3.10x	2.18x	2.98x	52.8%	43.5%	0	0	6	L(25), Def(91), O(4)
36.01		Property	Odom Road	0.1%						2.26x		2.18x		52.8%	43.5%
36.02		Property	Brannon Stand	0.1%						2.26x		2.18x		52.8%	43.5%
36.03		Property	East	0.1%						2.26x		2.18x		52.8%	43.5%
36.04		Property	West	0.1%						2.26x		2.18x		52.8%	43.5%
36.05		Property	Enterprise	0.1%						2.26x		2.18x		52.8%	43.5%
36.06		Property	Ozark	0.1%						2.26x		2.18x		52.8%	43.5%
36.07		Property	North	0.1%						2.26x		2.18x		52.8%	43.5%
37		Loan	Alvarado Center	0.8%		Soft	Springing	No	No	1.37x		1.33x		62.7%	50.6%	0	0	6	L(26), Def(91), O(3)
38		Loan	Brookwood Apartments	0.8%	$481,453.25	Springing	Springing	No	No	1.50x	2.02x	1.38x	1.86x	77.5%	67.7%	0	0	6	L(26), Def(87), O(7)
39		Loan	Wyndham Deerfield Beach Resort	0.7%	$409,790.06	Springing	Springing	No	No	9.50x	9.50x	8.01x	8.01x	25.6%	25.6%	0	0	6	L(26), Def(87), O(7)
40		Loan	Staybridge Suites Brandywine	0.7%		Springing	Springing	No	No	1.98x		1.72x		72.2%	58.6%	0	0	6	L(26), Def(90), O(4)
41		Loan	Crescentwood Apartments	0.7%		Hard	Springing	No	No	1.57x		1.49x		74.0%	60.4%	0	0	6	L(26), Def(90), O(4)
42		Loan	Hunters Run	0.7%	$412,221.88	Springing	Springing	No	No	1.65x	2.28x	1.53x	2.12x	75.0%	65.1%	0	10	1	L(27), Def(90), O(3)
43		Loan	Crossroads Shopping Center	0.7%		Hard	Springing	No	No	1.94x		1.76x		64.8%	52.7%	0	0	6	L(26), Def(90), O(4)
44		Loan	Hyperion Apartments	0.7%		Soft	Springing	No	No	1.64x		1.53x		62.3%	50.7%	0	0	1	L(25), Def(91), O(4)
45		Loan	Varner Crossing	0.7%	$440,854.10	Hard	Springing	No	No	1.31x	1.73x	1.25x	1.65x	73.0%	65.1%	0	0	6	L(24), Def(92), O(4)
46		Loan	Platinum Multifamily Portfolio	0.6%		Springing	Springing	No	No	1.50x		1.36x		74.8%	64.6%	0	0	6	L(25), Def(91), O(4)
46.01		Property	Camellia Apartments	0.2%						1.50x		1.36x		74.8%	64.6%
46.02		Property	Hudson Apartments	0.2%						1.50x		1.36x		74.8%	64.6%
46.03		Property	Silverwood Apartments	0.2%						1.50x		1.36x		74.8%	64.6%
47		Loan	Daytona Promenade	0.6%	$427,050.00	Hard	Springing	No	No	1.65x	2.16x	1.44x	1.89x	69.2%	58.6%	0	0	6	L(25), Def(90), O(5)
48		Loan	2280 Corporate Circle	0.6%		Hard	In Place	No	No	1.76x		1.61x		65.7%	51.8%	0	0	6	L(24), Def(92), O(4)
49		Loan	StorQuest Indio	0.6%	$380,209.55	Springing	Springing	No	No	1.54x	2.06x	1.51x	2.02x	68.9%	60.2%	0	0	6	L(24), YM1(92), O(4)
50		Loan	Plaza Las Brisas	0.6%		Hard	In Place	No	No	1.69x		1.53x		62.2%	50.4%	0	0	5	L(26), Def(90), O(4)
51		Loan	Haggen Grocery El Cajon	0.6%	$405,091.19	Hard	Springing	No	No	1.31x	1.68x	1.28x	1.64x	65.0%	57.3%	0	0	6	L(26), Def(90), O(4)
52		Loan	800 Chester Pike	0.6%		Hard	Springing	No	No	1.83x		1.61x		73.6%	60.1%	0	0	6	L(24), Def(92), O(4)
53		Loan	Tara Hills Apartments	0.6%	$350,400.00	Springing	Springing	No	No	1.66x	2.25x	1.54x	2.09x	74.8%	63.5%	0	0	6	L(26), Def(90), O(4)
54		Loan	Country Inn & Suites Baltimore North	0.6%		Springing	Springing	No	No	1.84x		1.66x		66.7%	49.5%	0	0	6	L(24), Def(92), O(4)
55		Loan	Cliffbrook Condominiums	0.6%	$381,653.13	Springing	Springing	No	No	1.38x	1.79x	1.31x	1.69x	75.0%	68.9%	0	0	5	L(25), Def(91), O(4)
56		Loan	Monroe Town Center	0.5%		Soft	Springing	No	No	1.75x		1.62x		66.9%	54.6%	0	0	6	L(25), Def(91), O(4)
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%		Soft	Springing	No	No	1.66x		1.64x		74.5%	68.4%	0	0	6	L(25), Def(31), O(4)
58		Loan	Governor's Place	0.5%		Springing	Springing	No	No	1.49x		1.37x		74.9%	61.4%	0	0	6	L(24), Def(92), O(4)
59		Loan	Walgreens - Waterford	0.5%	$305,809.17	Springing	Springing	No	Bancorp-A	1.22x	1.61x	1.21x	1.61x	72.5%	63.6%	0	0	5	L(26), Def(90), O(4)
60		Loan	Central Crossing	0.5%		Hard	In Place	No	No	1.52x		1.32x		70.1%	57.4%	0	0	5	L(25), Def(91), O(4)
61		Loan	Chapanoke Square	0.5%	$285,282.29	Hard	Springing	No	No	1.79x	2.44x	1.63x	2.22x	75.0%	62.0%	0	0	6	L(26), Def(90), O(4)
62		Loan	Mentor Industrial Portfolio	0.4%		Hard	Springing	No	No	1.92x		1.76x		65.9%	53.1%	0	0	6	L(25), Def(91), O(4)
62.01		Property	Eye Lighting	0.2%						1.92x		1.76x		65.9%	53.1%
62.02		Property	Orbis	0.2%						1.92x		1.76x		65.9%	53.1%
63		Loan	Bowling Green	0.4%	$276,147.85	Soft	Springing	No	No	2.09x	2.80x	1.73x	2.31x	68.5%	58.5%	0	0	6	L(26), Def(90), O(4)
64		Loan	Concord Villas	0.4%	$279,833.33	Springing	Springing	No	No	1.30x	1.72x	1.26x	1.66x	73.2%	64.2%	0	0	5	L(25), Def(91), O(4)
65		Loan	PA Rite Aid Portfolio	0.4%		Springing	Springing	No	Bancorp-A	1.37x		1.29x		74.9%	61.0%	0	0	5	L(25), Def(91), O(4)
65.01		Property	Rite Aid - Irwin	0.2%						1.37x		1.29x		74.9%	61.0%
65.02		Property	Rite Aid - Pittsburgh	0.2%						1.37x		1.29x		74.9%	61.0%
66		Loan	A Storage Place - La Sierra	0.4%	$247,377.23	NAP	NAP	No	UBS-A	3.36x	3.36x	3.30x	3.30x	47.1%	47.1%	0	0	6	L(25), Def(91), O(4)
67		Loan	Pottstown Pike Retail	0.4%	$274,804.44	Springing	Springing	No	No	1.38x	1.78x	1.35x	1.74x	74.7%	64.3%	5	5	1	L(25), Def(91), O(4)

A-14

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Annual Debt Service (IO)(14)	Lockbox Type(15)	Cash Management Status	Crossed With Other Loans	Related-Borrower Loans(16)	UW NOI DSCR (P&I)(17)	UW NOI DSCR (IO)(17)	UW NCF DSCR (P&I)(17)	UW NCF DSCR (IO)(17)	Cut-Off Date LTV Ratio(10)	Maturity Date LTV Ratio(10)	Grace Period to Late Charge (Days)	Grace Period to Default (Days)	Due Date	Prepayment Provisions (No. of Payments)(18)(19)
68		Loan	Cornerstone Chase Apartments	0.4%		Springing	Springing	No	No	1.81x		1.66x		69.6%	57.0%	0	0	6	L(24), Def(92), O(4)
69		Loan	Best Western Plus at The Falls	0.3%		Springing	Springing	No	No	1.94x		1.77x		69.7%	51.8%	0	0	6	L(25), Def(89), O(6)
70		Loan	Long Meadow Farms	0.3%	$211,153.98	Springing	Springing	No	No	1.62x	2.10x	1.49x	1.94x	73.4%	63.1%	0	0	6	L(25), Def(91), O(4)
71		Loan	Tiki Tai and Maryland West MHC	0.3%	$200,540.89	NAP	NAP	No	No	1.60x	2.07x	1.58x	2.05x	74.3%	64.0%	0	0	6	L(25), Def(91), O(4)
72		Loan	Central Avenue Self Storage	0.3%	$162,222.22	NAP	NAP	No	UBS-A	3.27x	3.27x	3.18x	3.18x	44.0%	44.0%	0	0	6	L(27), Def(89), O(4)
73		Loan	Granada Village	0.3%		Springing	Springing	No	No	1.79x		1.74x		66.8%	54.3%	0	0	6	L(36), Def(77), O(7)
74		Loan	Santa Paula Self Storage	0.3%		Springing	Springing	No	No	2.71x		2.67x		37.0%	29.8%	0	0	6	L(26), Def(90), O(4)
75		Loan	Renaissance Gardens	0.3%	$155,269.99	NAP	NAP	No	No	2.66x	3.69x	2.47x	3.43x	43.5%	39.6%	0	0	6	L(23), YM1(90), O(7)
76		Loan	Jaffa Chattanooga Parks	0.3%	$181,575.33	Springing	Springing	No	CS-B	1.39x	1.78x	1.35x	1.72x	70.0%	60.4%	0	0	6	L(36), Def(77), O(7)
76.01		Property	Whispering Pines MHP	0.1%						1.39x		1.35x		70.0%	60.4%
76.02		Property	Acres of Shade MHP	0.1%						1.39x		1.35x		70.0%	60.4%
77		Loan	Atrium Professional Plaza	0.3%	$174,926.25	Springing	Springing	No	No	1.35x	1.74x	1.24x	1.59x	74.0%	65.3%	0	0	5	L(24), Def(92), O(4)
78		Loan	2143 Winslow Drive	0.2%		Soft	Springing	No	No	1.70x		1.42x		53.4%	43.9%	0	0	5	L(27), Def(89), O(4)
79		Loan	Harwood Commons Ground Lease	0.2%	$141,437.50	NAP	NAP	No	No	1.34x	1.78x	1.34x	1.78x	67.4%	59.0%	0	0	6	L(27), Def(89), O(4)
80		Loan	American Self Storage	0.2%	$150,060.63	Hard	Springing	No	No	1.29x	1.64x	1.25x	1.59x	71.0%	61.4%	0	0	5	L(24), Def(92), O(4)
81		Loan	Walgreens (Petersburg, VA)	0.2%	$139,663.19	Springing	Springing	No	No	1.26x	1.63x	1.25x	1.62x	70.7%	60.8%	0	0	6	L(35), YM1(81), O(4)
82		Loan	Chapel Hill Apartments	0.2%	$133,995.56	Springing	Springing	No	No	1.32x	1.72x	1.30x	1.69x	67.5%	59.4%	0	0	5	L(25), Def(91), O(4)
83		Loan	Centerpoint Retail	0.2%		Hard	Springing	No	No	1.73x		1.67x		54.1%	44.3%	0	0	6	L(26), Def(90), O(4)
83.01		Property	Mi Zarape	0.0%						1.73x		1.67x		54.1%	44.3%
83.02		Property	Papa Vino's	0.0%						1.73x		1.67x		54.1%	44.3%
83.03		Property	Wendy's Tim Horton's	0.0%						1.73x		1.67x		54.1%	44.3%
83.04		Property	Arby's	0.0%						1.73x		1.67x		54.1%	44.3%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%						1.73x		1.67x		54.1%	44.3%
84		Loan	A Storage Place - Barton Road	0.2%	$96,052.79	NAP	NAP	No	UBS-A	3.86x	3.86x	3.77x	3.77x	39.0%	39.0%	0	0	6	L(25), Def(91), O(4)
85		Loan	CVS - Irmo	0.1%	$96,385.25	Springing	Springing	No	No	1.55x	1.55x	1.55x	1.55x	70.0%	70.0%	0	0	6	L(27), Def(89), O(4)
86		Loan	Cedar Bayou MHP	0.1%	$96,725.00	Springing	Springing	No	CS-B	1.56x	2.03x	1.52x	1.97x	69.0%	59.3%	0	0	6	L(36), Def(77), O(7)
87		Loan	Shoppes at Hiram	0.1%		Springing	Springing	No	No	1.78x		1.64x		65.2%	53.4%	0	0	6	L(25), Def(92), O(3)
88		Loan	The Legacy Plaza	0.1%	$65,436.39	Hard	Springing	No	No	1.86x	2.45x	1.70x	2.25x	62.2%	53.3%	0	10	1	L(27), Def(90), O(3)
89		Loan	Scenic Ridge	0.1%		Springing	Springing	No	No	1.61x		1.50x		71.7%	59.1%	0	0	6	L(25), YM2(91), O(4)

A-15

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(20)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Third Most Recent Revenues	Third Most Recent Expenses	Third Most Recent NOI	Third Most Recent NOI Date	Third Most Recent NOI Debt Yield	Second Most Recent Revenues	Second Most Recent Expenses	Second Most Recent NOI	Second Most Recent NOI Date	Second Most Recent NOI Debt Yield	Most Recent Revenues	Most Recent Expenses	Most Recent NOI	Most Recent NOI Date	Most Recent NOI Debt Yield
1		Loan	Charles River Plaza North	9.2%	$26,561,891	$4,013,050	$22,548,841	2013	10.7%	$27,010,739	$4,113,102	$22,897,637	2014	10.9%	$27,165,610	$4,095,553	$23,070,057	T12 4/30/2015	10.9%
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	$53,291,483	$37,645,557	$15,645,926	2013	7.8%	$66,610,494	$39,424,850	$27,185,644	2014	13.6%	$68,907,956	$40,115,425	$28,792,531	T12 4/30/2015	14.4%
2.01		Property	Crestwood Suites Denver - Aurora	0.3%	$1,482,692	$1,019,586	$463,106	2013		$2,107,009	$1,125,819	$981,190	2014		$2,164,850	$1,174,087	$990,763	T12 4/30/2015
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%	$1,677,145	$933,612	$743,532	2013		$1,885,189	$916,306	$968,883	2014		$1,996,501	$957,942	$1,038,560	T12 4/30/2015
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%	$1,498,251	$912,317	$585,934	2013		$1,881,183	$936,982	$944,201	2014		$1,960,097	$960,508	$999,589	T12 4/30/2015
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%	$1,128,078	$774,263	$353,815	2013		$1,744,519	$874,379	$870,140	2014		$1,797,194	$872,340	$924,854	T12 4/30/2015
2.05		Property	Sun Suites Plano	0.3%	$1,180,058	$667,893	$512,165	2013		$1,492,640	$696,700	$795,940	2014		$1,648,923	$699,697	$949,226	T12 4/30/2015
2.06		Property	Sun Suites Westchase	0.3%	$1,495,825	$831,752	$664,073	2013		$1,762,403	$926,097	$836,306	2014		$1,796,400	$965,362	$831,037	T12 4/30/2015
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%	$931,642	$726,729	$204,913	2013		$1,494,394	$785,179	$709,215	2014		$1,587,730	$806,646	$781,083	T12 4/30/2015
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%	$1,289,841	$663,868	$625,974	2013		$1,550,933	$741,419	$809,514	2014		$1,673,057	$774,338	$898,720	T12 4/30/2015
2.09		Property	Sun Suites Raleigh	0.2%	$1,057,566	$928,780	$128,786	2013		$1,293,383	$820,488	$472,895	2014		$1,420,076	$818,524	$601,552	T12 4/30/2015
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%	$1,029,189	$693,713	$335,475	2013		$1,443,432	$743,805	$699,627	2014		$1,535,377	$755,660	$779,717	T12 4/30/2015
2.11		Property	Crestwood Suites Nashville Madison	0.2%	$1,113,412	$786,167	$327,245	2013		$1,568,746	$945,108	$623,638	2014		$1,701,782	$988,692	$713,089	T12 4/30/2015
2.12		Property	Sun Suites Cumming	0.2%	$925,096	$574,990	$350,106	2013		$1,385,453	$694,015	$691,438	2014		$1,428,206	$711,151	$717,055	T12 4/30/2015
2.13		Property	Crestwood Suites Murfreesboro	0.2%	$1,348,913	$754,710	$594,203	2013		$1,567,088	$878,414	$688,674	2014		$1,651,835	$892,659	$759,175	T12 4/30/2015
2.14		Property	Sun Suites Smyrna	0.2%	$800,526	$602,299	$198,227	2013		$1,309,897	$622,830	$687,067	2014		$1,415,516	$632,006	$783,510	T12 4/30/2015
2.15		Property	Sun Suites Dallas - Garland	0.2%	$877,070	$630,288	$246,782	2013		$1,324,574	$686,573	$638,001	2014		$1,389,793	$717,229	$672,564	T12 4/30/2015
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%	$952,119	$637,369	$314,750	2013		$1,393,739	$700,704	$693,035	2014		$1,429,105	$708,228	$720,878	T12 4/30/2015
2.17		Property	Sun Suites Charlotte - Matthews	0.2%	$1,080,202	$734,503	$345,699	2013		$1,335,270	$704,973	$630,297	2014		$1,368,215	$698,505	$669,710	T12 4/30/2015
2.18		Property	Crestwood Suites Disney Orlando	0.2%	$1,142,321	$854,910	$287,411	2013		$1,549,187	$888,249	$660,938	2014		$1,598,930	$875,892	$723,039	T12 4/30/2015
2.19		Property	Crestwood Suites Orlando UCF	0.2%	$1,206,740	$879,327	$327,412	2013		$1,696,754	$984,663	$712,091	2014		$1,724,636	$931,946	$792,690	T12 4/30/2015
2.20		Property	Crestwood Suites Snellville	0.2%	$919,801	$708,026	$211,775	2013		$1,448,298	$800,468	$647,830	2014		$1,560,071	$847,026	$713,045	T12 4/30/2015
2.21		Property	Sun Suites Suwanee	0.2%	$1,067,451	$788,188	$279,262	2013		$1,363,276	$789,423	$573,853	2014		$1,429,484	$797,890	$631,594	T12 4/30/2015
2.22		Property	Home Towne Suites Kannapolis	0.2%	$904,638	$656,974	$247,664	2013		$1,148,731	$665,318	$483,414	2014		$1,143,550	$672,150	$471,399	T12 4/30/2015
2.23		Property	Sun Suites Corpus Christi	0.1%	$1,305,822	$779,719	$526,103	2013		$1,498,002	$925,187	$572,815	2014		$1,586,531	$955,234	$631,297	T12 4/30/2015
2.24		Property	Home Towne Suites Tuscaloosa	0.1%	$1,776,056	$1,168,820	$607,236	2013		$1,660,599	$1,033,930	$626,668	2014		$1,501,693	$1,061,762	$439,931	T12 4/30/2015
2.25		Property	Sun Suites Jacksonville	0.1%	$841,480	$600,035	$241,445	2013		$1,196,761	$605,526	$591,235	2014		$1,187,252	$618,327	$568,925	T12 4/30/2015
2.26		Property	Sun Suites Chesapeake	0.1%	$914,737	$921,979	-$7,241	2013		$1,515,635	$893,605	$622,030	2014		$1,494,883	$935,467	$559,416	T12 4/30/2015
2.27		Property	Crestwood Suites Fort Myers	0.1%	$968,593	$690,885	$277,707	2013		$1,301,941	$833,247	$468,694	2014		$1,469,429	$852,867	$616,562	T12 4/30/2015
2.28		Property	Crestwood Suites Greensboro Airport	0.1%	$945,577	$745,417	$200,161	2013		$1,375,943	$825,576	$550,367	2014		$1,357,068	$829,273	$527,795	T12 4/30/2015
2.29		Property	Crestwood Suites Austin	0.1%	$1,380,837	$944,320	$436,518	2013		$1,588,162	$1,066,593	$521,569	2014		$1,590,105	$1,107,796	$482,309	T12 4/30/2015
2.30		Property	Sun Suites Gwinnett	0.1%	$1,016,532	$672,074	$344,458	2013		$1,255,962	$749,885	$506,077	2014		$1,316,189	$776,031	$540,158	T12 4/30/2015
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%	$826,530	$742,116	$84,414	2013		$1,315,533	$815,997	$499,536	2014		$1,413,208	$837,760	$575,448	T12 4/30/2015
2.32		Property	Crestwood Suites Baton Rouge	0.1%	$899,212	$803,104	$96,108	2013		$1,472,153	$951,487	$520,666	2014		$1,541,650	$953,299	$588,350	T12 4/30/2015
2.33		Property	Home Towne Suites Columbus	0.1%	$1,247,132	$870,528	$376,604	2013		$1,187,552	$841,311	$346,241	2014		$1,168,963	$842,036	$326,928	T12 4/30/2015
2.34		Property	Crestwood Suites NW Houston	0.1%	$1,481,047	$922,211	$558,836	2013		$1,574,644	$1,001,693	$572,951	2014		$1,478,417	$1,000,386	$478,031	T12 4/30/2015
2.35		Property	Home Towne Suites Auburn	0.1%	$883,376	$642,758	$240,617	2013		$917,706	$596,742	$320,964	2014		$1,032,986	$606,454	$426,532	T12 4/30/2015
2.36		Property	Sun Suites Stockbridge	0.1%	$785,126	$643,732	$141,394	2013		$1,127,245	$646,812	$480,433	2014		$1,239,807	$682,381	$557,426	T12 4/30/2015
2.37		Property	Home Towne Suites Anderson	0.1%	$1,106,419	$679,856	$426,563	2013		$1,004,428	$676,620	$327,808	2014		$1,021,415	$676,253	$345,162	T12 4/30/2015
2.38		Property	Crestwood Suites Colorado Springs	0.1%	$1,034,814	$681,895	$352,919	2013		$1,170,470	$776,315	$394,155	2014		$1,291,772	$826,541	$465,231	T12 4/30/2015
2.39		Property	Home Towne Suites Prattville	0.1%	$845,016	$588,231	$256,784	2013		$813,298	$550,454	$262,844	2014		$833,510	$548,028	$285,481	T12 4/30/2015
2.40		Property	Crestwood Suites High Point	0.1%	$1,015,103	$768,097	$247,006	2013		$1,242,087	$855,784	$386,303	2014		$1,291,814	$860,618	$431,196	T12 4/30/2015
2.41		Property	Sun Suites Birmingham	0.1%	$869,229	$763,121	$106,108	2013		$1,113,458	$764,472	$348,986	2014		$1,088,283	$697,017	$391,266	T12 4/30/2015
2.42		Property	Sun Suites Kennesaw Town Center	0.1%	$592,533	$552,729	$39,804	2013		$934,772	$557,066	$377,706	2014		$977,237	$563,371	$413,866	T12 4/30/2015
2.43		Property	Sun Suites Greensboro	0.1%	$1,041,646	$852,662	$188,984	2013		$1,231,492	$845,928	$385,564	2014		$1,263,913	$878,917	$384,996	T12 4/30/2015
2.44		Property	Home Towne Suites Greenville	0.1%	$714,343	$588,804	$125,539	2013		$818,052	$620,163	$197,889	2014		$880,923	$628,170	$252,753	T12 4/30/2015
2.45		Property	Sun Suites Hattiesburg	0.1%	$792,913	$572,548	$220,365	2013		$832,487	$603,296	$229,191	2014		$798,873	$590,982	$207,891	T12 4/30/2015
2.46		Property	Home Towne Suites Decatur	0.1%	$956,557	$674,755	$281,803	2013		$805,554	$552,560	$252,994	2014		$733,335	$549,731	$183,604	T12 4/30/2015
2.47		Property	Home Towne Suites Bowling Green	0.1%	$1,093,957	$852,514	$241,443	2013		$973,043	$780,204	$192,839	2014		$1,064,641	$812,898	$251,744	T12 4/30/2015
2.48		Property	Sun Suites Gulfport Airport	0.0%	$971,367	$713,160	$258,207	2013		$1,037,454	$745,324	$292,130	2014		$1,086,399	$784,757	$301,643	T12 4/30/2015
2.49		Property	Crestwood Suites Newport News	0.0%	$898,238	$773,305	$124,933	2013		$1,042,249	$756,084	$286,165	2014		$978,983	$778,697	$200,286	T12 4/30/2015
2.50		Property	Home Towne Suites Clarksville	0.0%	$978,716	$675,919	$302,796	2013		$857,714	$625,077	$232,636	2014		$797,349	$601,896	$195,453	T12 4/30/2015
3		Loan	The Mall of New Hampshire	7.0%	$24,252,499	$8,122,046	$16,130,453	2013	10.8%	$24,055,725	$8,054,864	$16,000,861	2014	10.7%	$24,469,430	$8,120,722	$16,348,708	T12 4/30/2015	10.9%
4		Loan	Westfield Wheaton	6.8%	$32,948,332	$10,924,741	$22,023,591	2013	9.4%	$35,781,145	$11,195,931	$24,585,214	2014	10.5%
5		Loan	Arizona Grand Resort & Spa	3.5%	$51,604,519	$43,560,793	$8,043,726	2013	8.5%	$57,676,121	$46,349,338	$11,326,783	2014	11.9%	$63,099,425	$47,135,312	$15,964,113	T12 4/30/2015	16.8%
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	$75,045,670	$49,762,460	$25,283,210	2013	11.2%	$76,040,453	$51,493,162	$24,547,291	2014	10.9%	$76,131,497	$51,886,419	$24,245,078	T12 2/28/2015	10.8%
6.01		Property	Soho Grand Hotel	2.6%	$49,326,339	$30,445,753	$18,880,587	2013		$48,470,601	$30,714,216	$17,756,385	2014		$48,100,016	$31,109,871	$16,990,145	T12 2/28/2015
6.02		Property	Tribeca Grand Hotel	0.9%	$25,719,331	$19,316,707	$6,402,624	2013		$27,569,852	$20,778,946	$6,790,906	2014		$28,031,481	$20,776,548	$7,254,933	T12 2/28/2015
7		Loan	Westfield Trumbull	2.9%	$30,600,565	$14,031,161	$16,569,404	2013	10.9%	$31,558,336	$13,916,324	$17,642,012	2014	11.6%
8		Loan	Venue Emerald Coast	2.1%											$3,603,654	$967,869	$2,635,785	T12 4/30/2015	8.8%
9		Loan	16542 & 16550 Ventura	1.9%	$3,251,936	$1,186,020	$2,065,916	2013	7.5%	$3,288,576	$1,252,262	$2,036,314	2014	7.4%
10		Loan	21 Astor Place	1.9%	$2,025,950	$493,438	$1,532,512	2013	5.8%	$2,189,952	$600,846	$1,589,106	2014	6.0%	$2,274,139	$545,570	$1,728,569	T12 6/30/2015	6.5%
11		Loan	Hendry Multifamily Portfolio	1.8%						$3,122,270	$1,998,129	$1,124,141	2014	4.3%	$3,818,232	$2,034,157	$1,784,075	T12 4/30/2015	6.9%
11.01		Property	Summer Lake Villas	1.0%						$1,837,324	$1,271,866	$565,458	2014		$2,119,302	$1,253,981	$865,321	T12 4/30/2015
11.02		Property	Spinnaker Landing	0.5%						$1,145,536	$611,352	$534,184	2014		$1,204,587	$600,862	$603,725	T12 4/30/2015
11.03		Property	New River	0.3%						$139,410	$114,911	$24,499	2014		$494,343	$179,314	$315,029	T12 4/30/2015
12		Loan	Hampton Inn - Point Loma	1.8%	$6,076,474	$3,674,479	$2,401,995	2013	9.5%	$7,209,446	$4,044,327	$3,165,119	2014	12.6%	$7,617,739	$4,201,758	$3,415,981	T12 3/31/2015	13.6%
13		Loan	Hilton Arden West	1.7%	$13,051,882	$10,676,793	$2,375,089	2013	10.0%	$14,558,977	$11,770,397	$2,788,580	2014	11.8%	$15,526,972	$12,199,044	$3,327,928	T12 4/30/2015	14.0%
14		Loan	2500 South Damen Avenue	1.6%
15		Loan	FL OH Multifamily Portfolio	1.5%	$3,427,467	$1,490,418	$1,937,049	2013	9.2%	$3,729,040	$1,625,641	$2,103,399	2014	10.0%	$3,765,675	$1,627,840	$2,137,835	T12 3/31/2015	10.2%
15.01		Property	Dartmouth Place	0.4%	$807,546	$298,241	$509,305	2013		$893,723	$331,185	$562,538	2014		$902,739	$335,908	$566,831	T12 3/31/2015
15.02		Property	Sugartree Apartments	0.3%	$730,649	$319,912	$410,737	2013		$774,293	$342,557	$431,736	2014		$779,685	$348,365	$431,320	T12 3/31/2015
15.03		Property	Meldon Place	0.3%	$623,662	$279,230	$344,432	2013		$669,324	$301,638	$367,686	2014		$680,215	$298,623	$381,592	T12 3/31/2015
15.04		Property	Willowood Apartments	0.2%	$497,498	$245,482	$252,016	2013		$527,150	$255,005	$272,145	2014		$539,377	$249,801	$289,576	T12 3/31/2015
15.05		Property	Parkway North Apartments	0.2%	$424,259	$163,876	$260,383	2013		$455,522	$190,182	$265,340	2014		$450,825	$187,038	$263,787	T12 3/31/2015
15.06		Property	Sandpiper Apartments	0.1%	$343,853	$183,678	$160,175	2013		$409,028	$205,074	$203,954	2014		$412,834	$208,105	$204,729	T12 3/31/2015
16		Loan	The Crescent Building	1.4%	$3,612,680	$1,286,266	$2,326,414	2013	11.3%	$3,577,587	$1,292,282	$2,285,305	2014	11.1%	$3,519,515	$1,300,184	$2,219,331	T12 3/31/2015	10.8%
17		Loan	Holiday Inn Express - Mill Valley	1.3%	$4,615,553	$2,940,252	$1,675,301	2013	8.9%	$5,372,439	$3,192,560	$2,179,879	2014	11.6%	$5,615,105	$3,289,130	$2,325,975	T12 5/31/2015	12.4%
18		Loan	7101 Sunset Blvd	1.3%	$1,809,570	$387,485	$1,422,085	2013	7.7%	$1,807,565	$392,695	$1,414,870	2014	7.6%
19		Loan	16260 Ventura	1.3%	$2,120,414	$675,451	$1,444,963	2013	7.9%	$1,948,113	$659,759	$1,288,354	2014	7.1%

A-16

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(20)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Third Most Recent Revenues	Third Most Recent Expenses	Third Most Recent NOI	Third Most Recent NOI Date	Third Most Recent NOI Debt Yield	Second Most Recent Revenues	Second Most Recent Expenses	Second Most Recent NOI	Second Most Recent NOI Date	Second Most Recent NOI Debt Yield	Most Recent Revenues	Most Recent Expenses	Most Recent NOI	Most Recent NOI Date	Most Recent NOI Debt Yield
20		Loan	Syracuse Office Portfolio	1.3%	$4,122,145	$2,499,599	$1,622,546	2013	9.0%	$4,522,592	$2,361,539	$2,161,053	2014	12.0%
20.01		Property	250 Clinton	1.0%
20.02		Property	507 Plum	0.3%
21		Loan	Ranch at Guadalupe	1.3%											$2,267,438	$836,170	$1,431,268	T6 3/31/2015 Annualized	8.0%
22		Loan	WPC Department Store Portfolio	1.2%
22.01		Property	Boston Store - Brookfield Square Mall	0.3%
22.02		Property	Boston Store - Mayfair Mall	0.3%
22.03		Property	Boston Store - Southridge Mall	0.2%
22.04		Property	Younkers - Bay Park Square Mall	0.2%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%
22.06		Property	Herberger's - West Acres Mall	0.1%
23		Loan	FedEx Ground Shafter	1.2%
24		Loan	Sterling & Milagro Apartments	1.2%	$7,277,381	$4,282,218	$2,995,163	2013	6.4%	$8,239,337	$4,691,777	$3,547,560	2014	7.6%	$8,463,888	$4,704,927	$3,758,961	T12 2/28/2015	8.0%
25		Loan	1315 Lincoln Boulevard	1.2%	$652,403	$436,789	$215,615	2013	1.3%	$1,120,279	$477,466	$642,813	2014	3.9%
26		Loan	Cape May Hotels	1.1%	$18,265,066	$15,156,056	$3,109,010	2013	9.7%	$19,570,984	$15,638,591	$3,932,393	2014	12.3%	$20,017,108	$16,112,593	$3,904,516	T12 5/31/2015	12.2%
26.01		Property	Congress Hall	1.0%	$17,122,351	$14,518,258	$2,604,093	2013		$18,386,517	$15,001,835	$3,384,682	2014		$18,807,239	$15,480,031	$3,327,208	T12 5/31/2015
26.02		Property	The Star	0.2%	$1,142,715	$637,798	$504,917	2013		$1,184,467	$636,756	$547,711	2014		$1,209,869	$632,561	$577,308	T12 5/31/2015
27		Loan	PG&E Building - Fresno	1.0%	$2,495,282	$293,222	$2,202,060	2013	15.4%	$2,388,912	$304,723	$2,084,188	2014	14.6%
28		Loan	Dunwoody Exchange	1.0%	$2,209,672	$1,011,827	$1,197,845	2013	8.4%	$2,233,845	$986,174	$1,247,671	2014	8.8%	$2,293,955	$1,094,058	$1,199,897	T3 6/30/2015 Annualized	8.4%
29		Loan	4800 Sugar Grove	1.0%	$2,105,953	$763,283	$1,342,670	2013	9.6%	$2,125,768	$762,674	$1,363,094	2014	9.7%	$2,116,265	$765,248	$1,351,016	T12 2/28/2015	9.7%
30		Loan	Renaissance Casa De Palmas	0.9%	$5,894,140	$4,711,879	$1,182,261	2013	8.8%	$6,554,255	$4,936,594	$1,617,661	2014	12.0%	$6,699,311	$5,073,170	$1,626,141	T12 5/31/2015	12.1%
31		Loan	Burleson Town Center	0.8%	$1,600,314	$618,317	$981,997	2013	8.2%	$1,724,156	$535,326	$1,188,830	2014	9.9%	$1,762,685	$573,250	$1,189,435	T12 3/31/2015	9.9%
32		Loan	HH-Laveen / Laveen Commons	0.8%						$852,210	$346,205	$506,005	2014	4.3%	$1,062,689	$341,295	$721,394	T12 3/31/2015	6.1%
33		Loan	Colony Plaza	0.8%	$1,599,579	$356,109	$1,243,470	2013	10.6%	$1,536,865	$402,304	$1,134,561	2014	9.7%	$1,545,561	$363,620	$1,181,941	T12 4/30/2015	10.1%
34		Loan	Vicksburg Medical Office Building	0.8%
35		Loan	Millside Plaza	0.8%	$1,875,151	$459,511	$1,415,640	2013	12.8%	$1,983,696	$492,177	$1,491,519	2014	13.4%
36		Loan	American Self Storage Portfolio	0.8%	$2,104,307	$694,282	$1,410,025	2013	12.8%	$2,267,665	$766,602	$1,501,064	2014	13.6%	$2,317,767	$775,187	$1,542,580	T12 3/31/2015	14.0%
36.01		Property	Odom Road	0.1%	$325,260	$121,068	$204,192	2013		$418,102	$130,962	$287,140	2014		$432,939	$133,251	$299,688	T12 3/31/2015
36.02		Property	Brannon Stand	0.1%	$436,970	$135,889	$301,081	2013		$438,794	$129,649	$309,145	2014		$443,691	$132,903	$310,789	T12 3/31/2015
36.03		Property	East	0.1%	$404,870	$115,163	$289,707	2013		$408,113	$123,228	$284,885	2014		$415,426	$126,811	$288,616	T12 3/31/2015
36.04		Property	West	0.1%	$198,297	$65,015	$133,282	2013		$242,843	$92,912	$149,931	2014		$266,874	$93,675	$173,199	T12 3/31/2015
36.05		Property	Enterprise	0.1%	$248,578	$82,876	$165,702	2013		$276,684	$112,515	$164,169	2014		$276,640	$108,645	$167,995	T12 3/31/2015
36.06		Property	Ozark	0.1%	$259,433	$90,999	$168,434	2013		$258,976	$98,897	$160,079	2014		$258,684	$103,008	$155,676	T12 3/31/2015
36.07		Property	North	0.1%	$230,899	$83,272	$147,628	2013		$224,154	$78,438	$145,716	2014		$223,512	$76,895	$146,618	T12 3/31/2015
37		Loan	Alvarado Center	0.8%	$1,093,575	$214,369	$879,206	2013	8.0%	$1,106,030	$213,480	$892,550	2014	8.1%	$1,113,226	$210,336	$902,890	T12 3/31/2015	8.2%
38		Loan	Brookwood Apartments	0.8%	$1,594,824	$835,885	$758,939	2013	7.1%	$1,738,518	$851,212	$887,306	2014	8.3%	$1,805,129	$873,012	$932,117	T12 4/30/2015	8.7%
39		Loan	Wyndham Deerfield Beach Resort	0.7%	$12,330,057	$9,174,694	$3,155,363	2013	30.1%	$14,454,969	$10,970,060	$3,484,909	2014	33.2%	$15,220,964	$11,309,938	$3,911,026	T12 3/31/2015	37.2%
40		Loan	Staybridge Suites Brandywine	0.7%	$3,673,358	$2,598,255	$1,075,103	2013	10.3%	$4,093,091	$2,849,436	$1,243,655	2014	11.9%	$4,031,458	$2,810,827	$1,220,631	T12 4/30/2015	11.7%
41		Loan	Crescentwood Apartments	0.7%						$1,571,336	$826,807	$744,529	2014	7.1%	$1,668,400	$855,182	$813,218	T12 3/31/2015	7.8%
42		Loan	Hunters Run	0.7%	$1,460,011	$436,636	$1,023,375	2013	10.5%	$1,421,548	$466,505	$955,043	2014	9.8%
43		Loan	Crossroads Shopping Center	0.7%	$1,406,280	$649,883	$756,397	2013	7.8%	$1,214,993	$579,295	$635,698	2014	6.5%	$1,305,010	$580,921	$724,089	T12 3/31/2015	7.4%
44		Loan	Hyperion Apartments	0.7%	$1,668,698	$1,077,714	$590,984	2013	6.2%	$1,935,039	$1,140,622	$794,417	2014	8.3%	$2,003,208	$1,132,157	$871,051	T12 4/30/2015	9.1%
45		Loan	Varner Crossing	0.7%	$1,021,776	$276,852	$744,924	2013	7.8%	$969,180	$328,377	$640,803	2014	6.7%	$963,380	$311,694	$651,686	T5 5/31/2015 Annualized	6.9%
46		Loan	Platinum Multifamily Portfolio	0.6%						$1,655,101	$763,199	$891,902	2014	9.8%	$1,677,706	$757,637	$920,069	T12 4/30/2015	10.1%
46.01		Property	Camellia Apartments	0.2%						$521,613	$236,567	$285,046	2014		$513,894	$250,221	$263,673	T12 4/30/2015
46.02		Property	Hudson Apartments	0.2%						$627,056	$315,292	$311,764	2014		$657,076	$300,373	$356,703	T12 4/30/2015
46.03		Property	Silverwood Apartments	0.2%						$506,432	$211,340	$295,092	2014		$506,736	$207,043	$299,693	T12 4/30/2015
47		Loan	Daytona Promenade	0.6%	$1,124,706	$591,192	$533,514	2013	5.9%	$1,365,845	$581,770	$784,075	2014	8.7%
48		Loan	2280 Corporate Circle	0.6%	$1,274,248	$216,889	$1,057,359	2013	11.7%	$1,308,811	$225,740	$1,083,071	2014	12.0%	$1,371,242	$230,837	$1,140,405	T12 4/30/2015	12.7%
49		Loan	StorQuest Indio	0.6%	$987,888	$512,560	$475,328	2013	5.7%	$1,098,419	$522,174	$576,244	2014	6.9%	$1,148,095	$531,054	$617,042	T12 4/30/2015	7.3%
50		Loan	Plaza Las Brisas	0.6%	$1,119,298	$286,585	$832,714	2013	10.1%	$1,085,375	$278,814	$806,561	2014	9.7%	$1,084,739	$279,379	$805,360	T12 4/30/2015	9.7%
51		Loan	Haggen Grocery El Cajon	0.6%
52		Loan	800 Chester Pike	0.6%	$1,029,037	$158,361	$870,676	2013	10.7%	$1,051,238	$234,154	$817,084	2014	10.1%	$1,079,809	$165,551	$914,258	T12 5/31/2015	11.3%
53		Loan	Tara Hills Apartments	0.6%	$1,555,374	$849,690	$705,684	2013	8.8%	$1,661,311	$879,235	$782,076	2014	9.8%	$1,690,082	$913,151	$776,931	T12 3/31/2015	9.7%
54		Loan	Country Inn & Suites Baltimore North	0.6%	$2,168,612	$1,360,315	$808,297	2013	10.1%	$2,317,093	$1,358,458	$958,635	2014	12.0%	$2,407,636	$1,381,846	$1,025,790	T12 4/30/2015	12.8%
55		Loan	Cliffbrook Condominiums	0.6%	$1,045,849	$347,511	$698,338	2013	8.9%	$1,128,586	$323,784	$804,802	2014	10.2%	$1,161,227	$298,249	$862,978	T12 3/31/2015	11.0%
56		Loan	Monroe Town Center	0.5%	$1,079,138	$290,421	$788,717	2013	10.3%	$1,151,546	$346,533	$805,013	2014	10.5%	$1,221,366	$421,763	$799,603	T12 4/30/2015	10.4%
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	$1,180,722	$495,098	$685,624	2013	9.5%	$1,241,926	$665,127	$576,799	2014	8.0%	$1,287,993	$555,443	$732,550	T12 3/31/2015	10.2%
58		Loan	Governor's Place	0.5%	$1,104,243	$511,559	$592,684	2013	8.5%	$1,171,617	$487,681	$683,936	2014	9.8%	$1,173,333	$492,851	$680,482	T12 4/30/2015	9.7%
59		Loan	Walgreens - Waterford	0.5%	$516,529		$516,529	2013	7.8%	$516,529		$516,529	2014	7.8%	$516,529		$516,529	T12 3/31/2015	7.8%
60		Loan	Central Crossing	0.5%	$1,005,980	$367,325	$638,655	2013	9.7%	$1,178,993	$433,354	$745,639	2014	11.3%	$1,154,886	$350,347	$804,539	T8 4/30/2015 Annualized	12.2%
61		Loan	Chapanoke Square	0.5%	$873,805	$202,645	$671,160	2013	10.3%	$937,796	$218,496	$719,300	2014	11.0%	$936,458	$208,438	$728,020	T12 4/30/2015	11.2%
62		Loan	Mentor Industrial Portfolio	0.4%											$1,001,140	$255,179	$745,961	T12 5/31/2015	12.0%
62.01		Property	Eye Lighting	0.2%											$564,141	$162,531	$401,610	T12 5/31/2015
62.02		Property	Orbis	0.2%	$290,278	$96,121	$194,157	2013		$421,849	$97,095	$324,755	2014		$436,999	$92,648	$344,351	T12 5/31/2015
63		Loan	Bowling Green	0.4%	$896,451	$476,399	$420,052	2013	6.9%	$1,027,822	$495,606	$532,216	2014	8.7%
64		Loan	Concord Villas	0.4%	$785,212	$333,381	$451,831	2013	7.5%	$832,383	$317,158	$515,225	2014	8.6%	$822,552	$314,097	$508,455	T12 4/30/2015	8.5%
65		Loan	PA Rite Aid Portfolio	0.4%						$530,713		$530,713	2014	9.2%
65.01		Property	Rite Aid - Irwin	0.2%						$236,467		$236,467	2014
65.02		Property	Rite Aid - Pittsburgh	0.2%						$294,246		$294,246	2014
66		Loan	A Storage Place - La Sierra	0.4%	$1,017,996	$312,099	$705,898	2013	12.4%	$1,087,020	$311,686	$775,333	2014	13.6%	$1,152,680	$318,417	$834,264	T12 5/31/2015	14.6%
67		Loan	Pottstown Pike Retail	0.4%	$592,917	$78,764	$514,153	2013	9.2%	$609,240	$98,946	$510,294	2014	9.1%	$655,140	$122,048	$533,092	T12 3/31/2015	9.5%

A-17

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(20)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Third Most Recent Revenues	Third Most Recent Expenses	Third Most Recent NOI	Third Most Recent NOI Date	Third Most Recent NOI Debt Yield	Second Most Recent Revenues	Second Most Recent Expenses	Second Most Recent NOI	Second Most Recent NOI Date	Second Most Recent NOI Debt Yield	Most Recent Revenues	Most Recent Expenses	Most Recent NOI	Most Recent NOI Date	Most Recent NOI Debt Yield
68		Loan	Cornerstone Chase Apartments	0.4%	$1,159,159	$574,340	$584,820	2013	10.6%	$1,196,446	$602,969	$593,477	2014	10.8%	$1,229,851	$595,013	$634,838	T12 5/31/2015	11.5%
69		Loan	Best Western Plus at The Falls	0.3%	$1,110,196	$580,864	$529,332	2013	11.2%	$1,376,375	$655,749	$720,626	2014	15.2%	$1,448,406	$637,306	$811,100	T12 4/30/2015	17.1%
70		Loan	Long Meadow Farms	0.3%											$444,073	$66,720	$377,353	T9 3/31/2015 Annualized	8.6%
71		Loan	Tiki Tai and Maryland West MHC	0.3%	$613,518	$219,643	$393,875	2013	9.5%	$617,069	$161,618	$455,451	2014	11.0%	$620,298	$157,026	$463,272	T12 5/21/2015	11.2%
72		Loan	Central Avenue Self Storage	0.3%	$807,631	$292,651	$514,980	2013	12.9%	$834,062	$307,699	$526,363	2014	13.2%	$846,335	$315,718	$530,617	T12 3/31/2015	13.3%
73		Loan	Granada Village	0.3%	$847,939	$535,107	$312,832	2013	7.8%	$918,546	$548,648	$369,898	2014	9.3%	$930,051	$550,150	$379,900	T12 2/28/2015	9.5%
74		Loan	Santa Paula Self Storage	0.3%	$986,580	$383,255	$603,325	2013	15.5%	$1,014,188	$388,557	$625,631	2014	16.1%
75		Loan	Renaissance Gardens	0.3%	$1,271,999	$707,220	$564,779	2013	15.3%	$1,281,389	$772,390	$508,999	2014	13.8%	$1,275,177	$755,217	$519,960	T12 3/31/2015	14.1%
76		Loan	Jaffa Chattanooga Parks	0.3%	$688,464	$372,492	$315,972	2013	8.7%	$715,576	$402,846	$312,730	2014	8.6%	$729,715	$407,325	$322,390	T12 4/30/2015	8.9%
76.01		Property	Whispering Pines MHP	0.1%	$407,601	$210,294	$197,307	2013		$424,031	$215,437	$208,594	2014		$433,128	$220,236	$212,892	T12 4/30/2015
76.02		Property	Acres of Shade MHP	0.1%	$280,863	$162,198	$118,665	2013		$291,545	$187,409	$104,136	2014		$296,587	$187,089	$109,498	T12 4/30/2015
77		Loan	Atrium Professional Plaza	0.3%	$538,880	$161,669	$377,211	2013	10.6%	$541,654	$196,319	$345,335	2014	9.7%	$541,923	$201,302	$340,621	T12 4/30/2015	9.6%
78		Loan	2143 Winslow Drive	0.2%	$1,040,157	$604,253	$435,904	2013	12.9%	$1,257,882	$615,392	$642,490	2014	19.0%	$1,244,920	$635,600	$609,320	T12 5/31/2015	18.0%
79		Loan	Harwood Commons Ground Lease	0.2%	$260,362		$260,362	2013	8.4%	$254,602		$254,602	2014	8.2%
80		Loan	American Self Storage	0.2%	$410,277	$220,223	$190,054	2013	6.4%	$445,429	$220,930	$224,499	2014	7.5%	$460,898	$209,891	$251,007	T12 6/30/2015	8.4%
81		Loan	Walgreens (Petersburg, VA)	0.2%	$235,000		$235,000	2013	8.1%	$235,000		$235,000	2014	8.1%	$235,000		$235,000	T12 6/30/2015	8.1%
82		Loan	Chapel Hill Apartments	0.2%						$319,820	$111,872	$207,948	2014	7.4%	$321,924	$117,362	$204,562	T12 3/31/2015	7.3%
83		Loan	Centerpoint Retail	0.2%	$359,221	$57,518	$301,703	2013	10.8%	$362,344	$59,065	$303,278	2014	10.9%	$360,859	$59,855	$301,003	T12 3/31/2015	10.8%
83.01		Property	Mi Zarape	0.0%	$90,195	$8,195	$82,000	2013		$94,061	$8,032	$86,029	2014		$92,730	$7,155	$85,575	T12 3/31/2015
83.02		Property	Papa Vino's	0.0%	$79,350	$26,176	$53,174	2013		$79,517	$27,712	$51,804	2014		$79,108	$28,209	$50,900	T12 3/31/2015
83.03		Property	Wendy's Tim Horton's	0.0%	$65,593	$8,070	$57,524	2013		$62,797	$7,892	$54,905	2014		$62,797	$8,033	$54,764	T12 3/31/2015
83.04		Property	Arby's	0.0%	$62,962	$7,626	$55,336	2013		$63,233	$7,845	$55,388	2014		$63,362	$8,302	$55,060	T12 3/31/2015
83.05		Property	Dunkin Donuts Baskin Robins	0.0%	$61,120	$7,451	$53,669	2013		$62,737	$7,585	$55,152	2014		$62,862	$8,157	$54,705	T12 3/31/2015
84		Loan	A Storage Place - Barton Road	0.2%	$603,774	$251,382	$352,391	2013	15.3%	$589,207	$236,584	$352,623	2014	15.3%	$603,644	$233,461	$370,183	T12 5/31/2015	16.1%
85		Loan	CVS - Irmo	0.1%
86		Loan	Cedar Bayou MHP	0.1%	$211,251	$175,043	$36,209	2013	1.8%	$325,705	$157,104	$168,601	2014	8.4%	$343,669	$162,797	$180,872	T12 4/30/2015	9.0%
87		Loan	Shoppes at Hiram	0.1%	$187,972	$62,797	$125,175	2013	7.8%	$207,379	$72,966	$134,413	2014	8.4%	$239,727	$75,665	$164,062	T12 3/31/2015	10.3%
88		Loan	The Legacy Plaza	0.1%	$204,693	$74,939	$129,753	2013	9.3%	$214,162	$71,568	$142,594	2014	10.2%
89		Loan	Scenic Ridge	0.1%	$211,830	$89,236	$122,594	2013	8.8%	$227,410	$94,668	$132,742	2014	9.5%	$231,630	$101,472	$130,158	T12 5/31/2015	9.3%

A-18

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(9)(21)								LARGEST TENANT INFORMATION(9)(22)(23)(24)				2ND LARGEST TENANT INFORMATION(9)(22)(23)(24)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	UW Occupancy	UW EGI	UW Expenses	UW NOI	UW NOI Debt Yield	UW Capital Items	UW NCF	UW NCF Debt Yield	Largest Tenant	Largest Tenant Lease Expiration	Largest Tenant NSF	Largest Tenant % of NSF	2nd Largest Tenant	2nd Largest Tenant Lease Expiration	2nd Largest Tenant NSF	2nd Largest Tenant % of NSF
1		Loan	Charles River Plaza North	9.2%	98.0%	$29,093,740	$4,537,605	$24,556,135	11.6%	$0	$24,556,135	11.6%	Massachusetts General Hospital	5/4/2029	354,594	100.0%
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	76.3%	$68,907,956	$40,932,498	$27,975,458	14.0%	$2,756,318	$25,219,140	12.6%
2.01		Property	Crestwood Suites Denver - Aurora	0.3%	79.1%	$2,164,850	$1,213,155	$951,695	14.0%	$86,594	$865,101	12.6%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%	84.0%	$1,996,501	$983,178	$1,013,323	14.0%	$79,860	$933,463	12.6%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%	85.3%	$1,960,097	$982,180	$977,917	14.0%	$78,404	$899,513	12.6%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%	91.1%	$1,797,194	$886,483	$910,712	14.0%	$71,888	$838,824	12.6%
2.05		Property	Sun Suites Plano	0.3%	91.0%	$1,648,923	$720,423	$928,500	14.0%	$65,957	$862,544	12.6%
2.06		Property	Sun Suites Westchase	0.3%	82.0%	$1,796,400	$981,378	$815,021	14.0%	$71,856	$743,165	12.6%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%	88.8%	$1,587,730	$822,878	$764,852	14.0%	$63,509	$701,343	12.6%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%	88.3%	$1,673,057	$793,352	$879,706	14.0%	$66,922	$812,783	12.6%
2.09		Property	Sun Suites Raleigh	0.2%	79.8%	$1,420,076	$829,994	$590,082	14.0%	$56,803	$533,279	12.6%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%	88.3%	$1,535,377	$769,822	$765,555	14.0%	$61,415	$704,140	12.6%
2.11		Property	Crestwood Suites Nashville Madison	0.2%	90.3%	$1,701,782	$1,002,957	$698,825	14.0%	$68,071	$630,753	12.6%
2.12		Property	Sun Suites Cumming	0.2%	75.1%	$1,428,206	$725,435	$702,772	14.0%	$57,128	$645,643	12.6%
2.13		Property	Crestwood Suites Murfreesboro	0.2%	83.8%	$1,651,835	$909,017	$742,818	14.0%	$66,073	$676,744	12.6%
2.14		Property	Sun Suites Smyrna	0.2%	93.8%	$1,415,516	$646,714	$768,803	14.0%	$56,621	$712,182	12.6%
2.15		Property	Sun Suites Dallas - Garland	0.2%	90.8%	$1,389,793	$732,368	$657,424	14.0%	$55,592	$601,833	12.6%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%	85.4%	$1,429,105	$719,100	$710,005	14.0%	$57,164	$652,841	12.6%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%	81.5%	$1,368,215	$711,801	$656,414	14.0%	$54,729	$601,686	12.6%
2.18		Property	Crestwood Suites Disney Orlando	0.2%	78.0%	$1,598,930	$892,977	$705,953	14.0%	$63,957	$641,996	12.6%
2.19		Property	Crestwood Suites Orlando UCF	0.2%	79.2%	$1,724,636	$949,831	$774,805	14.0%	$68,985	$705,819	12.6%
2.20		Property	Crestwood Suites Snellville	0.2%	92.4%	$1,560,071	$865,106	$694,965	14.0%	$62,403	$632,562	12.6%
2.21		Property	Sun Suites Suwanee	0.2%	82.6%	$1,429,484	$815,065	$614,419	14.0%	$57,179	$557,240	12.6%
2.22		Property	Home Towne Suites Kannapolis	0.2%	74.0%	$1,143,550	$686,156	$457,393	14.0%	$45,742	$411,651	12.6%
2.23		Property	Sun Suites Corpus Christi	0.1%	71.6%	$1,586,531	$973,244	$613,287	14.0%	$63,461	$549,826	12.6%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%	53.5%	$1,501,693	$1,084,650	$417,043	14.0%	$60,068	$356,975	12.6%
2.25		Property	Sun Suites Jacksonville	0.1%	76.3%	$1,187,252	$638,263	$548,989	14.0%	$47,490	$501,499	12.6%
2.26		Property	Sun Suites Chesapeake	0.1%	71.2%	$1,494,883	$939,874	$555,009	14.0%	$59,795	$495,213	12.6%
2.27		Property	Crestwood Suites Fort Myers	0.1%	58.5%	$1,469,429	$873,043	$596,385	14.0%	$58,777	$537,608	12.6%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%	68.8%	$1,357,068	$848,161	$508,907	14.0%	$54,283	$454,624	12.6%
2.29		Property	Crestwood Suites Austin	0.1%	65.9%	$1,590,105	$1,123,495	$466,611	14.0%	$63,604	$403,006	12.6%
2.30		Property	Sun Suites Gwinnett	0.1%	93.0%	$1,316,189	$790,912	$525,277	14.0%	$52,648	$472,630	12.6%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%	80.3%	$1,413,208	$851,745	$561,463	14.0%	$56,528	$504,934	12.6%
2.32		Property	Crestwood Suites Baton Rouge	0.1%	77.6%	$1,541,650	$972,975	$568,675	14.0%	$61,666	$507,009	12.6%
2.33		Property	Home Towne Suites Columbus	0.1%	69.2%	$1,168,963	$861,757	$307,207	14.0%	$46,759	$260,448	12.6%
2.34		Property	Crestwood Suites NW Houston	0.1%	68.8%	$1,478,417	$1,014,742	$463,674	14.0%	$59,137	$404,538	12.6%
2.35		Property	Home Towne Suites Auburn	0.1%	79.8%	$1,032,986	$620,491	$412,495	14.0%	$41,319	$371,176	12.6%
2.36		Property	Sun Suites Stockbridge	0.1%	90.4%	$1,239,807	$694,601	$545,205	14.0%	$49,592	$495,613	12.6%
2.37		Property	Home Towne Suites Anderson	0.1%	64.8%	$1,021,415	$689,224	$332,191	14.0%	$40,857	$291,334	12.6%
2.38		Property	Crestwood Suites Colorado Springs	0.1%	51.7%	$1,291,772	$846,750	$445,021	14.0%	$51,671	$393,350	12.6%
2.39		Property	Home Towne Suites Prattville	0.1%	69.8%	$833,510	$558,992	$274,517	14.0%	$33,340	$241,177	12.6%
2.40		Property	Crestwood Suites High Point	0.1%	61.8%	$1,291,814	$880,936	$410,878	14.0%	$51,673	$359,205	12.6%
2.41		Property	Sun Suites Birmingham	0.1%	72.6%	$1,088,283	$720,656	$367,627	14.0%	$43,531	$324,095	12.6%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%	88.1%	$977,237	$579,578	$397,658	14.0%	$39,089	$358,569	12.6%
2.43		Property	Sun Suites Greensboro	0.1%	67.6%	$1,263,913	$891,122	$372,791	14.0%	$50,557	$322,235	12.6%
2.44		Property	Home Towne Suites Greenville	0.1%	67.5%	$880,923	$641,827	$239,096	14.0%	$35,237	$203,859	12.6%
2.45		Property	Sun Suites Hattiesburg	0.1%	55.9%	$798,873	$602,632	$196,241	14.0%	$31,955	$164,286	12.6%
2.46		Property	Home Towne Suites Decatur	0.1%	53.4%	$733,335	$560,851	$172,484	14.0%	$29,333	$143,150	12.6%
2.47		Property	Home Towne Suites Bowling Green	0.1%	56.2%	$1,064,641	$826,398	$238,244	14.0%	$42,586	$195,658	12.6%
2.48		Property	Sun Suites Gulfport Airport	0.0%	62.9%	$1,086,399	$795,084	$291,316	14.0%	$43,456	$247,860	12.6%
2.49		Property	Crestwood Suites Newport News	0.0%	61.1%	$978,983	$799,225	$179,758	14.0%	$39,159	$140,599	12.6%
2.50		Property	Home Towne Suites Clarksville	0.0%	64.2%	$797,349	$611,898	$185,451	14.0%	$31,894	$153,557	12.6%
3		Loan	The Mall of New Hampshire	7.0%	95.0%	$24,724,178	$8,141,807	$16,582,371	11.1%	$813,547	$15,768,824	10.5%	Best Buy	1/31/2024	42,037	10.4%	Old Navy	5/31/2020	18,678	4.6%
4		Loan	Westfield Wheaton	6.8%	92.6%	$35,809,403	$12,092,073	$23,717,330	10.1%	$1,707,114	$22,010,217	9.4%	Target	2/28/2020	227,700	13.8%	JC Penney	12/31/2019	218,667	13.3%
5		Loan	Arizona Grand Resort & Spa	3.5%	64.0%	$63,099,425	$47,636,921	$15,462,504	16.3%	$2,372,600	$13,089,905	13.8%
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	84.4%	$76,367,597	$52,690,987	$23,676,610	10.5%	$3,054,704	$20,621,906	9.2%
6.01		Property	Soho Grand Hotel	2.6%	84.2%	$48,336,116	$31,665,292	$16,670,824	10.5%	$1,933,445	$14,737,379	9.2%
6.02		Property	Tribeca Grand Hotel	0.9%	84.9%	$28,031,481	$21,025,695	$7,005,786	10.5%	$1,121,259	$5,884,527	9.2%
7		Loan	Westfield Trumbull	2.9%	95.2%	$32,495,201	$15,311,011	$17,184,190	11.3%	$1,177,466	$16,006,725	10.5%	Macy's	12/31/2018	213,081	18.8%	Target	1/31/2029	194,322	17.2%
8		Loan	Venue Emerald Coast	2.1%	94.0%	$3,773,284	$1,254,854	$2,518,430	8.4%	$46,600	$2,471,830	8.2%
9		Loan	16542 & 16550 Ventura	1.9%	93.0%	$3,777,086	$1,250,375	$2,526,711	9.2%	$169,636	$2,357,075	8.6%	Centre for Neuro Skills - LA	5/31/2017	11,522	12.1%	The Greenspan Company	8/31/2021	6,967	7.3%
10		Loan	21 Astor Place	1.9%	97.0%	$2,486,726	$669,230	$1,817,495	6.8%	$1,668	$1,815,827	6.8%	FedEx	3/31/2021	6,751	60.7%	Starbucks	3/31/2025	4,370	39.3%
11		Loan	Hendry Multifamily Portfolio	1.8%	94.6%	$4,045,702	$1,945,794	$2,099,908	8.1%	$105,812	$1,994,096	7.7%
11.01		Property	Summer Lake Villas	1.0%	92.7%	$2,141,021	$1,007,229	$1,133,792	8.1%	$55,630	$1,078,162	7.7%
11.02		Property	Spinnaker Landing	0.5%	97.5%	$1,298,702	$599,422	$699,280	8.1%	$42,906	$656,374	7.7%
11.03		Property	New River	0.3%	95.9%	$605,979	$339,143	$266,836	8.1%	$7,276	$259,560	7.7%
12		Loan	Hampton Inn - Point Loma	1.8%	71.7%	$7,581,950	$4,607,880	$2,974,070	11.8%	$303,278	$2,670,792	10.6%
13		Loan	Hilton Arden West	1.7%	74.3%	$15,526,972	$12,113,368	$3,413,604	14.4%	$621,079	$2,792,525	11.8%
14		Loan	2500 South Damen Avenue	1.6%	98.0%	$2,125,299	$63,759	$2,061,540	8.9%	$12,820	$2,048,720	8.9%	Preferred Freezer	7/31/2030	128,200	100.0%
15		Loan	FL OH Multifamily Portfolio	1.5%	90.1%	$3,887,144	$1,631,150	$2,255,994	10.7%	$162,900	$2,093,094	9.9%
15.01		Property	Dartmouth Place	0.4%	97.1%	$936,819	$336,860	$599,959	10.7%	$30,600	$569,359	9.9%
15.02		Property	Sugartree Apartments	0.3%	86.6%	$805,180	$349,019	$456,161	10.7%	$36,000	$420,161	9.9%
15.03		Property	Meldon Place	0.3%	87.8%	$698,164	$299,110	$399,054	10.7%	$38,100	$360,954	9.9%
15.04		Property	Willowood Apartments	0.2%	91.5%	$542,370	$249,856	$292,514	10.7%	$21,600	$270,914	9.9%
15.05		Property	Parkway North Apartments	0.2%	92.9%	$453,003	$187,082	$265,921	10.7%	$16,800	$249,121	9.9%
15.06		Property	Sandpiper Apartments	0.1%	82.6%	$451,608	$209,223	$242,385	10.7%	$19,800	$222,585	9.9%
16		Loan	The Crescent Building	1.4%	95.0%	$3,305,650	$1,343,451	$1,962,199	9.6%	$288,426	$1,673,773	8.2%	Sirote & Permutt	9/30/2024	94,927	67.8%	O'Neal Steel, Inc.	11/30/2016	16,616	11.9%
17		Loan	Holiday Inn Express - Mill Valley	1.3%	84.1%	$5,615,105	$3,309,942	$2,305,163	12.3%	$224,604	$2,080,559	11.1%
18		Loan	7101 Sunset Blvd	1.3%	90.1%	$2,021,996	$457,121	$1,564,875	8.5%	$54,268	$1,510,608	8.2%	Wendy's	12/31/2021	2,680	7.2%	El Pollo Loco	5/1/2016	2,550	6.8%
19		Loan	16260 Ventura	1.3%	84.8%	$2,326,476	$744,118	$1,582,358	8.7%	$121,501	$1,460,857	8.0%	Encino Surgical Center, LLC	7/31/2020	5,000	8.3%	Indianer, Lask, Rosenzweig	10/31/2017	4,829	8.0%

A-19

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(9)(21)								LARGEST TENANT INFORMATION(9)(22)(23)(24)				2ND LARGEST TENANT INFORMATION(9)(22)(23)(24)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	UW Occupancy	UW EGI	UW Expenses	UW NOI	UW NOI Debt Yield	UW Capital Items	UW NCF	UW NCF Debt Yield	Largest Tenant	Largest Tenant Lease Expiration	Largest Tenant NSF	Largest Tenant % of NSF	2nd Largest Tenant	2nd Largest Tenant Lease Expiration	2nd Largest Tenant NSF	2nd Largest Tenant % of NSF
20		Loan	Syracuse Office Portfolio	1.3%	91.3%	$4,446,035	$2,345,578	$2,100,457	11.6%	$423,725	$1,676,732	9.3%
20.01		Property	250 Clinton	1.0%					11.6%	$0		9.3%	AT&T Credit Holdings	12/31/2018	34,998	19.2%	Morgan Stanley	4/30/2021	19,169	10.5%
20.02		Property	507 Plum	0.3%					11.6%	$0		9.3%	Columbian Mutual Life Ins Co	2/28/2019	23,816	33.8%	Scolaro Fetter Grizanti	7/31/2020	14,298	20.3%
21		Loan	Ranch at Guadalupe	1.3%	95.7%	$2,268,530	$905,156	$1,363,374	7.7%	$36,800	$1,326,574	7.5%
22		Loan	WPC Department Store Portfolio	1.2%	95.0%	$6,866,440	$202,072	$6,664,368	11.7%	$626,907	$6,037,461	10.6%
22.01		Property	Boston Store - Brookfield Square Mall	0.3%		$1,634,136	$48,091	$1,586,045	11.7%	$149,197	$1,436,848	10.6%	Bon-Ton Net Lease	6/26/2035	211,253	100.0%
22.02		Property	Boston Store - Mayfair Mall	0.3%		$1,511,384	$44,478	$1,466,906	11.7%	$137,990	$1,328,916	10.6%	Bon-Ton Net Lease	6/26/2035	206,681	100.0%
22.03		Property	Boston Store - Southridge Mall	0.2%		$1,380,960	$40,640	$1,340,320	11.7%	$126,082	$1,214,238	10.6%	Bon-Ton Net Lease	6/26/2035	217,434	100.0%
22.04		Property	Younkers - Bay Park Square Mall	0.2%		$974,344	$28,674	$945,670	11.7%	$88,958	$856,712	10.6%	Bon-Ton Net Lease	6/26/2035	132,195	100.0%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%		$736,512	$21,675	$714,837	11.7%	$67,244	$647,594	10.6%	Bon-Ton Net Lease	6/26/2035	126,365	100.0%
22.06		Property	Herberger's - West Acres Mall	0.1%		$629,104	$18,514	$610,590	11.7%	$57,437	$553,153	10.6%	Bon-Ton Net Lease	6/26/2035	108,803	100.0%
23		Loan	FedEx Ground Shafter	1.2%	98.0%	$2,059,601	$623,135	$1,436,466	8.5%	$73,727	$1,362,740	8.0%	FedEx Ground	4/30/2025	210,115	100.0%
24		Loan	Sterling & Milagro Apartments	1.2%	87.1%	$8,863,781	$4,514,512	$4,349,269	9.3%	$294,750	$4,054,519	8.7%
25		Loan	1315 Lincoln Boulevard	1.2%	95.0%	$1,859,952	$568,797	$1,291,155	7.8%	$58,683	$1,232,472	7.4%	Chandler Chicco Agency LLC	7/31/2017	6,492	27.6%	Centro Media, Inc	2/28/2021	5,534	23.5%
26		Loan	Cape May Hotels	1.1%	74.3%	$20,017,108	$15,894,489	$4,122,620	12.9%	$365,721	$3,756,898	11.7%
26.01		Property	Congress Hall	1.0%	75.3%	$18,807,239	$15,271,824	$3,535,415	12.9%	$319,199	$3,216,216	11.7%
26.02		Property	The Star	0.2%	69.1%	$1,209,869	$622,665	$587,205	12.9%	$46,522	$540,683	11.7%
27		Loan	PG&E Building - Fresno	1.0%	94.4%	$2,646,084	$794,975	$1,851,109	12.9%	$147,715	$1,703,394	11.9%	Pacific Gas and Electric Company	5/31/2021	102,580	100.0%
28		Loan	Dunwoody Exchange	1.0%	89.5%	$2,293,954	$1,186,080	$1,107,874	7.8%	$34,950	$1,072,924	7.6%
29		Loan	4800 Sugar Grove	1.0%	88.3%	$2,246,824	$772,279	$1,474,544	10.5%	$195,967	$1,278,578	9.1%	Neuralog, Inc	3/31/2019	16,803	13.6%	TIBCO Software, Inc	1/31/2018	16,009	13.0%
30		Loan	Renaissance Casa De Palmas	0.9%	75.3%	$6,699,311	$5,085,841	$1,613,470	12.0%	$267,972	$1,345,498	10.0%
31		Loan	Burleson Town Center	0.8%	94.1%	$1,810,190	$570,252	$1,239,938	10.4%	$115,225	$1,124,713	9.4%	JC Penney	10/31/2019	93,838	66.6%	Concentra Health Services, Inc	4/30/2021	7,373	5.2%
32		Loan	HH-Laveen / Laveen Commons	0.8%	95.0%	$1,471,788	$384,181	$1,087,607	9.2%	$128,076	$959,531	8.1%	Big Lots	1/31/2021	30,595	30.0%	Pet Club	8/8/2024	15,600	15.3%
33		Loan	Colony Plaza	0.8%	92.5%	$1,793,264	$350,716	$1,442,548	12.3%	$190,186	$1,252,362	10.7%	Sitel Corporation	2/28/2024	49,500	22.8%	Food Lion, LLC	6/30/2024	47,990	22.1%
34		Loan	Vicksburg Medical Office Building	0.8%	95.0%	$1,880,070	$829,212	$1,050,858	9.1%	$101,348	$949,511	8.3%	Vicksburg Healthcare	4/30/2025	62,436	100.0%
35		Loan	Millside Plaza	0.8%	80.8%	$1,530,325	$506,747	$1,023,578	9.2%	$77,609	$975,969	8.8%	PetSmart	9/30/2021	20,443	26.3%	Office Depot	9/30/2016	20,006	25.8%
36		Loan	American Self Storage Portfolio	0.8%	94.1%	$2,311,438	$843,098	$1,468,341	13.3%	$53,712	$1,414,629	12.9%
36.01		Property	Odom Road	0.1%	95.0%	$433,260	$146,113	$287,148	13.3%	$968	$286,180	12.9%
36.02		Property	Brannon Stand	0.1%	95.0%	$425,886	$152,505	$273,382	13.3%	$4,647	$268,734	12.9%
36.03		Property	East	0.1%	95.0%	$412,132	$140,436	$271,696	13.3%	$2,929	$268,767	12.9%
36.04		Property	West	0.1%	88.5%	$303,787	$102,280	$201,507	13.3%	$5,225	$196,282	12.9%
36.05		Property	Enterprise	0.1%	95.0%	$266,149	$106,614	$159,535	13.3%	$26,295	$133,240	12.9%
36.06		Property	Ozark	0.1%	95.0%	$245,728	$108,296	$137,432	13.3%	$8,373	$129,060	12.9%
36.07		Property	North	0.1%	95.0%	$224,496	$86,854	$137,641	13.3%	$5,276	$132,366	12.9%
37		Loan	Alvarado Center	0.8%	97.0%	$1,145,196	$241,207	$903,989	8.2%	$30,641	$873,348	8.0%	Ross Dress for Less, Inc.	1/31/2021	24,800	72.6%	Dollar Tree Stores, Inc.	9/30/2019	9,379	27.4%
38		Loan	Brookwood Apartments	0.8%	95.2%	$1,828,958	$857,715	$971,243	9.1%	$77,182	$894,061	8.4%
39		Loan	Wyndham Deerfield Beach Resort	0.7%	73.9%	$15,220,964	$11,327,749	$3,893,215	37.1%	$608,839	$3,284,376	31.3%
40		Loan	Staybridge Suites Brandywine	0.7%	81.1%	$4,031,458	$2,767,976	$1,263,482	12.1%	$161,258	$1,102,224	10.5%
41		Loan	Crescentwood Apartments	0.7%	94.8%	$1,977,084	$954,000	$1,023,084	9.8%	$54,000	$969,084	9.3%
42		Loan	Hunters Run	0.7%	95.0%	$1,389,663	$450,309	$939,354	9.6%	$65,928	$873,426	9.0%	Bed Bath & Beyond Inc.	1/31/2016	30,500	34.4%	Barnes & Noble Bookseller	1/31/2017	25,000	28.2%
43		Loan	Crossroads Shopping Center	0.7%	85.0%	$1,701,477	$535,718	$1,165,759	12.0%	$111,302	$1,054,457	10.8%	Family Farm & Home, Inc	5/31/2024	32,000	15.9%	Big Lot Store	1/31/2018	27,679	13.7%
44		Loan	Hyperion Apartments	0.7%	90.1%	$2,107,639	$1,129,347	$978,292	10.2%	$62,451	$915,841	9.6%
45		Loan	Varner Crossing	0.7%	92.5%	$1,089,611	$326,467	$763,144	8.2%	$34,600	$728,543	7.8%	Kroger	5/31/2029	54,166	67.3%	Team Extreme Martial Arts	5/31/2019	3,750	4.7%
46		Loan	Platinum Multifamily Portfolio	0.6%	88.3%	$1,677,706	$823,234	$854,472	9.9%	$81,088	$773,384	9.0%
46.01		Property	Camellia Apartments	0.2%	84.5%	$513,894	$270,827	$243,067	9.9%	$26,000	$217,067	9.0%
46.02		Property	Hudson Apartments	0.2%	84.2%	$657,076	$329,888	$327,188	9.9%	$34,188	$293,000	9.0%
46.03		Property	Silverwood Apartments	0.2%	99.3%	$506,736	$222,518	$284,218	9.9%	$20,900	$263,318	9.0%
47		Loan	Daytona Promenade	0.6%	82.8%	$1,521,744	$600,551	$921,193	10.2%	$116,113	$805,081	8.9%	Sears Outlet Stores, LLC	10/30/2018	43,285	29.8%	Bright House Networks, LLC	1/31/2017	27,045	18.6%
48		Loan	2280 Corporate Circle	0.6%	95.0%	$1,269,110	$243,142	$1,025,968	11.4%	$89,543	$936,425	10.4%	Barclays Services Corporation	11/30/2023	63,959	100.0%
49		Loan	StorQuest Indio	0.6%	80.2%	$1,233,147	$448,820	$784,327	9.3%	$14,436	$769,891	9.2%
50		Loan	Plaza Las Brisas	0.6%	81.1%	$1,165,159	$313,290	$851,869	10.3%	$84,703	$767,166	9.3%	Circle K	5/10/2019	41,800	49.2%	Murrieta University, Inc.	8/31/2018	5,200	6.1%
51		Loan	Haggen Grocery El Cajon	0.6%	97.0%	$703,250	$21,098	$682,153	8.3%	$16,061	$666,092	8.1%	Haggen OpCo South, LLC	3/31/2040	50,607	100.0%
52		Loan	800 Chester Pike	0.6%	94.9%	$1,202,893	$272,358	$930,535	11.5%	$109,295	$821,240	10.1%	Northwestern Human Resources	10/31/2020	54,700	64.0%	Berrodin Auto Parts (and Indoor Parking)	3/31/2019	12,900	15.1%
53		Loan	Tara Hills Apartments	0.6%	95.0%	$1,665,359	$876,391	$788,968	9.9%	$55,426	$733,542	9.2%
54		Loan	Country Inn & Suites Baltimore North	0.6%	74.8%	$2,407,636	$1,397,517	$1,010,119	12.6%	$96,305	$913,814	11.4%
55		Loan	Cliffbrook Condominiums	0.6%	95.0%	$1,152,686	$468,864	$683,823	8.7%	$38,056	$645,767	8.2%
56		Loan	Monroe Town Center	0.5%	95.0%	$1,223,069	$380,548	$842,521	11.0%	$63,588	$778,933	10.1%	Wawa	2/28/2019	6,400	19.9%	Antonio's Bistro & Café (original)	10/31/2024	3,600	11.2%
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	90.5%	$1,288,864	$556,008	$732,856	10.2%	$11,198	$721,659	10.0%
58		Loan	Governor's Place	0.5%	93.2%	$1,156,182	$491,199	$664,982	9.5%	$57,066	$607,916	8.7%	Pillar Capital	11/30/2020	6,803	10.7%	Acme	2/28/2018	6,613	10.4%
59		Loan	Walgreens - Waterford	0.5%	97.0%	$508,808	$15,264	$493,544	7.5%	$2,223	$491,321	7.4%	Walgreen Co.	12/31/2082	14,820	100.0%
60		Loan	Central Crossing	0.5%	90.0%	$1,027,944	$392,351	$635,593	9.6%	$83,945	$551,648	8.4%	Genesis Logistics, Inc.	2/28/2019	60,146	50.2%	Netflix, Inc.	8/31/2019	39,936	33.3%
61		Loan	Chapanoke Square	0.5%	91.2%	$910,332	$215,519	$694,814	10.6%	$60,575	$634,239	9.7%	Asian Market Investments	4/30/2020	31,000	34.6%	Beauty World	4/30/2019	22,540	25.1%
62		Loan	Mentor Industrial Portfolio	0.4%	94.0%	$911,832	$197,614	$714,218	11.5%	$60,221	$653,997	10.6%
62.01		Property	Eye Lighting	0.2%	94.0%	$487,263	$100,672	$386,591	11.5%	$28,883	$357,708	10.6%	Eye Lighting International	3/31/2021	100,000	100.0%
62.02		Property	Orbis	0.2%	94.0%	$424,569	$96,942	$327,627	11.5%	$31,338	$296,289	10.6%	Orbis	10/31/2019	108,500	100.0%
63		Loan	Bowling Green	0.4%	91.3%	$1,308,693	$536,252	$772,441	12.7%	$135,237	$637,204	10.4%	United Pacific (79,80)	2/29/2016	11,468	7.3%	Stahelin	12/31/2022	11,322	7.2%
64		Loan	Concord Villas	0.4%	92.2%	$822,552	$341,434	$481,118	8.0%	$15,444	$465,674	7.8%
65		Loan	PA Rite Aid Portfolio	0.4%	95.0%	$504,177	$15,125	$489,052	8.5%	$30,979	$458,073	8.0%
65.01		Property	Rite Aid - Irwin	0.2%	95.0%	$224,644	$6,739	$217,904	8.5%	$15,489	$202,415	8.0%	Eckerd Corporation	1/31/2024	10,908	100.0%
65.02		Property	Rite Aid - Pittsburgh	0.2%	95.0%	$279,534	$8,386	$271,148	8.5%	$15,489	$255,658	8.0%	Eckerd Corporation	1/31/2029	10,908	100.0%
66		Loan	A Storage Place - La Sierra	0.4%	91.4%	$1,152,680	$321,060	$831,621	14.6%	$16,142	$815,479	14.3%
67		Loan	Pottstown Pike Retail	0.4%	97.8%	$603,041	$113,071	$489,970	8.7%	$11,794	$478,176	8.5%	CVS Pharmacy	1/31/2028	11,970	64.3%	Salone Bella LLC	10/31/2026	3,495	18.8%

A-20

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(9)(21)								LARGEST TENANT INFORMATION(9)(22)(23)(24)				2ND LARGEST TENANT INFORMATION(9)(22)(23)(24)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	UW Occupancy	UW EGI	UW Expenses	UW NOI	UW NOI Debt Yield	UW Capital Items	UW NCF	UW NCF Debt Yield	Largest Tenant	Largest Tenant Lease Expiration	Largest Tenant NSF	Largest Tenant % of NSF	2nd Largest Tenant	2nd Largest Tenant Lease Expiration	2nd Largest Tenant NSF	2nd Largest Tenant % of NSF
68		Loan	Cornerstone Chase Apartments	0.4%	88.4%	$1,246,961	$617,437	$629,524	11.4%	$49,800	$579,724	10.5%
69		Loan	Best Western Plus at The Falls	0.3%	75.0%	$1,387,509	$755,593	$631,916	13.3%	$55,500	$576,416	12.2%
70		Loan	Long Meadow Farms	0.3%	96.0%	$553,055	$109,318	$443,737	10.1%	$34,244	$409,493	9.3%	Grand Parkway Smiles	11/30/2021	2,613	17.7%	Next Level Urgent Care	7/31/2024	2,500	16.9%
71		Loan	Tiki Tai and Maryland West MHC	0.3%	94.3%	$607,618	$191,681	$415,937	10.1%	$5,600	$410,337	9.9%
72		Loan	Central Avenue Self Storage	0.3%	68.4%	$846,335	$315,316	$531,019	13.3%	$14,802	$516,217	12.9%
73		Loan	Granada Village	0.3%	88.5%	$953,864	$513,282	$440,582	11.0%	$14,100	$426,482	10.7%
74		Loan	Santa Paula Self Storage	0.3%	90.5%	$1,010,196	$385,162	$625,034	16.1%	$9,340	$615,694	15.8%
75		Loan	Renaissance Gardens	0.3%	88.1%	$1,368,493	$795,650	$572,843	15.5%	$40,000	$532,843	14.4%
76		Loan	Jaffa Chattanooga Parks	0.3%	92.7%	$756,172	$433,552	$322,620	8.9%	$10,050	$312,570	8.6%
76.01		Property	Whispering Pines MHP	0.1%	95.0%	$443,547	$236,298	$207,250	8.9%	$5,650	$201,600	8.6%
76.02		Property	Acres of Shade MHP	0.1%	89.8%	$312,625	$197,254	$115,371	8.9%	$4,400	$110,971	8.6%
77		Loan	Atrium Professional Plaza	0.3%	90.0%	$511,533	$206,627	$304,906	8.6%	$26,286	$278,620	7.8%	Dr. Shawn Miller	6/30/2022	2,740	14.1%	Law Offices of Pasquale Caiazza	1/1/2018	2,589	13.3%
78		Loan	2143 Winslow Drive	0.2%	92.0%	$1,210,733	$844,025	$366,708	10.8%	$61,200	$305,508	9.0%
79		Loan	Harwood Commons Ground Lease	0.2%	100.0%	$254,950	$2,550	$252,401	8.1%		$252,401	8.1%
80		Loan	American Self Storage	0.2%	76.0%	$462,132	$215,870	$246,261	8.2%	$7,776	$238,486	8.0%
81		Loan	Walgreens (Petersburg, VA)	0.2%	100.0%	$235,000	$7,050	$227,950	7.9%	$1,482	$226,468	7.8%	Walgreen Co.	9/30/2030	14,820	100.0%
82		Loan	Chapel Hill Apartments	0.2%	90.8%	$345,542	$114,908	$230,634	8.2%	$3,600	$227,034	8.1%
83		Loan	Centerpoint Retail	0.2%	95.0%	$364,473	$60,068	$304,405	10.9%	$11,765	$292,640	10.5%
83.01		Property	Mi Zarape	0.0%	95.0%	$88,512	$6,924	$81,588	10.9%	$2,613	$78,975	10.5%
83.02		Property	Papa Vino's	0.0%	95.0%	$76,106	$28,114	$47,992	10.9%	$3,160	$44,833	10.5%
83.03		Property	Wendy's Tim Horton's	0.0%	95.0%	$73,907	$8,678	$65,229	10.9%	$2,607	$62,622	10.5%
83.04		Property	Arby's	0.0%	95.0%	$65,802	$8,405	$57,396	10.9%	$1,586	$55,811	10.5%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%	95.0%	$60,146	$7,948	$52,199	10.9%	$1,800	$50,399	10.5%
84		Loan	A Storage Place - Barton Road	0.2%	85.0%	$603,644	$232,449	$371,194	16.1%	$8,634	$362,560	15.8%
85		Loan	CVS - Irmo	0.1%	98.0%	$153,977	$4,619	$149,358	7.4%	$0	$149,358	7.4%	South Carolina CVS Pharmacy, L.L.C.	4/30/2040	10,125	100.0%
86		Loan	Cedar Bayou MHP	0.1%	76.6%	$355,000	$158,687	$196,313	9.8%	$5,550	$190,763	9.5%
87		Loan	Shoppes at Hiram	0.1%	87.6%	$261,901	$82,565	$179,336	11.2%	$13,860	$165,476	10.4%	TitleMax of Hiram	12/31/2019	2,800	22.2%	Little Caesar's Pizza	11/30/2019	1,750	13.9%
88		Loan	The Legacy Plaza	0.1%	94.0%	$240,846	$80,511	$160,334	11.5%	$13,351	$146,983	10.5%	Panda Resaurant Group, Inc.	1/31/2020	2,110	32.2%	Dental One, Inc.	1/31/2018	2,000	30.5%
89		Loan	Scenic Ridge	0.1%	90.0%	$248,852	$103,545	$145,307	10.4%	$9,883	$135,423	9.7%	Phenix Salons	5/31/2019	4,033	43.9%	Dr. Brotherton	12/31/2021	2,450	26.7%

A-21

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					3RD LARGEST TENANT INFORMATION(9)(22)(23)(24)				4TH LARGEST TENANT INFORMATION(9)(22)(23)(24)				5TH LARGEST TENANT INFORMATION(9)(22)(23)(24)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	3rd Largest Tenant	3rd Largest Tenant Lease Expiration	3rd Largest Tenant NSF	3rd Largest Tenant % of NSF	4th Largest Tenant	4th Largest Tenant Lease Expiration	4th Largest Tenant NSF	4th Largest Tenant % of NSF	5th Largest Tenant	5th Largest Tenant Lease Expiration	5th Largest Tenant NSF	5th Largest Tenant % of NSF
1		Loan	Charles River Plaza North	9.2%
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%
2.01		Property	Crestwood Suites Denver - Aurora	0.3%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%
2.05		Property	Sun Suites Plano	0.3%
2.06		Property	Sun Suites Westchase	0.3%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%
2.09		Property	Sun Suites Raleigh	0.2%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%
2.11		Property	Crestwood Suites Nashville Madison	0.2%
2.12		Property	Sun Suites Cumming	0.2%
2.13		Property	Crestwood Suites Murfreesboro	0.2%
2.14		Property	Sun Suites Smyrna	0.2%
2.15		Property	Sun Suites Dallas - Garland	0.2%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%
2.18		Property	Crestwood Suites Disney Orlando	0.2%
2.19		Property	Crestwood Suites Orlando UCF	0.2%
2.20		Property	Crestwood Suites Snellville	0.2%
2.21		Property	Sun Suites Suwanee	0.2%
2.22		Property	Home Towne Suites Kannapolis	0.2%
2.23		Property	Sun Suites Corpus Christi	0.1%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%
2.25		Property	Sun Suites Jacksonville	0.1%
2.26		Property	Sun Suites Chesapeake	0.1%
2.27		Property	Crestwood Suites Fort Myers	0.1%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%
2.29		Property	Crestwood Suites Austin	0.1%
2.30		Property	Sun Suites Gwinnett	0.1%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%
2.32		Property	Crestwood Suites Baton Rouge	0.1%
2.33		Property	Home Towne Suites Columbus	0.1%
2.34		Property	Crestwood Suites NW Houston	0.1%
2.35		Property	Home Towne Suites Auburn	0.1%
2.36		Property	Sun Suites Stockbridge	0.1%
2.37		Property	Home Towne Suites Anderson	0.1%
2.38		Property	Crestwood Suites Colorado Springs	0.1%
2.39		Property	Home Towne Suites Prattville	0.1%
2.40		Property	Crestwood Suites High Point	0.1%
2.41		Property	Sun Suites Birmingham	0.1%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%
2.43		Property	Sun Suites Greensboro	0.1%
2.44		Property	Home Towne Suites Greenville	0.1%
2.45		Property	Sun Suites Hattiesburg	0.1%
2.46		Property	Home Towne Suites Decatur	0.1%
2.47		Property	Home Towne Suites Bowling Green	0.1%
2.48		Property	Sun Suites Gulfport Airport	0.0%
2.49		Property	Crestwood Suites Newport News	0.0%
2.50		Property	Home Towne Suites Clarksville	0.0%
3		Loan	The Mall of New Hampshire	7.0%	A.C. Moore	9/16/2016	18,479	4.6%	The Gap	1/31/2016	17,781	4.4%	Olympia Sports	1/31/2016	13,130	3.2%
4		Loan	Westfield Wheaton	6.8%	Macy's	1/31/2026	175,499	10.6%	Costco Wholesale	2/28/2033	152,318	9.2%	Giant Food	10/31/2028	58,800	3.6%
5		Loan	Arizona Grand Resort & Spa	3.5%
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%
6.01		Property	Soho Grand Hotel	2.6%
6.02		Property	Tribeca Grand Hotel	0.9%
7		Loan	Westfield Trumbull	2.9%	JC Penney	5/31/2017	150,547	13.3%	Lord and Taylor	1/31/2043	118,000	10.4%	L.A. Fitness	3/20/2027	39,151	3.5%
8		Loan	Venue Emerald Coast	2.1%
9		Loan	16542 & 16550 Ventura	1.9%	Back 2 Health Physical Therapy	1/31/2020	6,033	6.3%	Cardiovascular Consultants Med	4/30/2025	5,815	6.1%	Arkady Kagan, M.D.	2/28/2025	3,047	3.2%
10		Loan	21 Astor Place	1.9%
11		Loan	Hendry Multifamily Portfolio	1.8%
11.01		Property	Summer Lake Villas	1.0%
11.02		Property	Spinnaker Landing	0.5%
11.03		Property	New River	0.3%
12		Loan	Hampton Inn - Point Loma	1.8%
13		Loan	Hilton Arden West	1.7%
14		Loan	2500 South Damen Avenue	1.6%
15		Loan	FL OH Multifamily Portfolio	1.5%
15.01		Property	Dartmouth Place	0.4%
15.02		Property	Sugartree Apartments	0.3%
15.03		Property	Meldon Place	0.3%
15.04		Property	Willowood Apartments	0.2%
15.05		Property	Parkway North Apartments	0.2%
15.06		Property	Sandpiper Apartments	0.1%
16		Loan	The Crescent Building	1.4%	New York Life Insurance	10/31/2018	15,259	10.9%	Dale's Sauces	2/28/2018	3,902	2.8%	Comprehensive Dental	2/28/2018	2,606	1.9%
17		Loan	Holiday Inn Express - Mill Valley	1.3%
18		Loan	7101 Sunset Blvd	1.3%	City Dental	3/31/2017	2,026	5.4%	Sunset Foot Spa	10/31/2015	2,000	5.3%	Seido Karate	MTM	1,908	5.1%
19		Loan	16260 Ventura	1.3%	Alex A. Khadavi, MD, Inc	6/30/2017	3,482	5.7%	Sophie Shirin, M.D.	1/31/2017	2,825	4.7%	South Pacific Rehabiliation	10/31/2019	2,259	3.7%

A-22

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					3RD LARGEST TENANT INFORMATION(9)(22)(23)(24)				4TH LARGEST TENANT INFORMATION(9)(22)(23)(24)				5TH LARGEST TENANT INFORMATION(9)(22)(23)(24)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	3rd Largest Tenant	3rd Largest Tenant Lease Expiration	3rd Largest Tenant NSF	3rd Largest Tenant % of NSF	4th Largest Tenant	4th Largest Tenant Lease Expiration	4th Largest Tenant NSF	4th Largest Tenant % of NSF	5th Largest Tenant	5th Largest Tenant Lease Expiration	5th Largest Tenant NSF	5th Largest Tenant % of NSF
20		Loan	Syracuse Office Portfolio	1.3%
20.01		Property	250 Clinton	1.0%	SEIU United Health Care Workers	4/30/2022	17,619	9.6%	Smith Sovik	3/31/2030	14,036	7.7%	Mass Mutual	2/28/2021	13,250	7.3%
20.02		Property	507 Plum	0.3%	Pinnacle Holding Company	3/31/2019	12,671	18.0%	Cohen Compagni Beckman	7/31/2020	6,906	9.8%	Marsh USA	4/30/2018	6,348	9.0%
21		Loan	Ranch at Guadalupe	1.3%
22		Loan	WPC Department Store Portfolio	1.2%
22.01		Property	Boston Store - Brookfield Square Mall	0.3%
22.02		Property	Boston Store - Mayfair Mall	0.3%
22.03		Property	Boston Store - Southridge Mall	0.2%
22.04		Property	Younkers - Bay Park Square Mall	0.2%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%
22.06		Property	Herberger's - West Acres Mall	0.1%
23		Loan	FedEx Ground Shafter	1.2%
24		Loan	Sterling & Milagro Apartments	1.2%
25		Loan	1315 Lincoln Boulevard	1.2%	O'Gara Coach Company, LLC	1/31/2020	5,374	22.8%	Dethrone Santa Monica, LLC	6/30/2022	3,259	13.8%	City National Bank	12/31/2020	2,872	12.2%
26		Loan	Cape May Hotels	1.1%
26.01		Property	Congress Hall	1.0%
26.02		Property	The Star	0.2%
27		Loan	PG&E Building - Fresno	1.0%
28		Loan	Dunwoody Exchange	1.0%
29		Loan	4800 Sugar Grove	1.0%	Plant Performances Services LLC	1/31/2017	11,524	9.3%	Maxim Healthcare Services Inc	8/31/2018	7,668	6.2%	Silverado Hospice Houston, Inc	9/30/2018	5,363	4.3%
30		Loan	Renaissance Casa De Palmas	0.9%
31		Loan	Burleson Town Center	0.8%	America's Best Contacts	12/31/2019	4,301	3.1%	Leslie's Poolmart	12/31/2015	3,500	2.5%	Bath & Body Works	1/31/2016	3,448	2.4%
32		Loan	HH-Laveen / Laveen Commons	0.8%	99 Only Stores	1/31/2025	15,000	14.7%	Big 5 Sporting Goods	1/31/2019	10,058	9.9%	Lee's Black Belt	7/31/2016	3,250	3.2%
33		Loan	Colony Plaza	0.8%	Variety Wholesalers, Inc.	10/31/2019	35,200	16.2%	Sunshine Fitness Augusta, LLC	8/31/2026	19,253	8.9%	CatoSouth, LLC	1/31/2016	9,700	4.5%
34		Loan	Vicksburg Medical Office Building	0.8%
35		Loan	Millside Plaza	0.8%	Party City	1/31/2024	10,126	13.1%	Rite Aid	3/31/2023	9,760	12.6%	Panera Bread	10/31/2021	4,000	5.2%
36		Loan	American Self Storage Portfolio	0.8%
36.01		Property	Odom Road	0.1%
36.02		Property	Brannon Stand	0.1%
36.03		Property	East	0.1%
36.04		Property	West	0.1%
36.05		Property	Enterprise	0.1%
36.06		Property	Ozark	0.1%
36.07		Property	North	0.1%
37		Loan	Alvarado Center	0.8%
38		Loan	Brookwood Apartments	0.8%
39		Loan	Wyndham Deerfield Beach Resort	0.7%
40		Loan	Staybridge Suites Brandywine	0.7%
41		Loan	Crescentwood Apartments	0.7%
42		Loan	Hunters Run	0.7%	Uno Restaurants, Inc.	4/30/2020	5,500	6.2%	Longhorn Steakhouse	8/31/2019	4,993	5.6%	Massage Envy Spa	9/30/2017	3,500	3.9%
43		Loan	Crossroads Shopping Center	0.7%	Staples, Store	7/31/2016	24,500	12.2%	Planet Fitness	4/30/2025	22,000	10.9%	Harbor Freight	7/31/2020	21,859	10.9%
44		Loan	Hyperion Apartments	0.7%
45		Loan	Varner Crossing	0.7%	Big Al's Liquor Store	11/30/2017	3,750	4.7%	Viva Mexico	9/30/2018	2,800	3.5%	Youngs Smiles Dentistry	8/31/2017	2,800	3.5%
46		Loan	Platinum Multifamily Portfolio	0.6%
46.01		Property	Camellia Apartments	0.2%
46.02		Property	Hudson Apartments	0.2%
46.03		Property	Silverwood Apartments	0.2%
47		Loan	Daytona Promenade	0.6%	Atomic Fitness, LLC (Planet Fitness)	4/30/2018	15,000	10.3%	Botros Ent., LLC (Bravo)	11/30/2023	12,000	8.3%	Family Dollar Stores of FL	12/31/2018	9,885	6.8%
48		Loan	2280 Corporate Circle	0.6%
49		Loan	StorQuest Indio	0.6%
50		Loan	Plaza Las Brisas	0.6%	Samis Market & Liquor	5/31/2018	3,016	3.5%	Zemin Jin	3/31/2021	3,000	3.5%	Pie Place Bagel & Bakery	4/30/2016	2,538	3.0%
51		Loan	Haggen Grocery El Cajon	0.6%
52		Loan	800 Chester Pike	0.6%	Spayed Club	1/31/2020	7,485	8.8%	J-Tor	5/31/2017	6,929	8.1%	Lutzwood	3/31/2019	3,500	4.1%
53		Loan	Tara Hills Apartments	0.6%
54		Loan	Country Inn & Suites Baltimore North	0.6%
55		Loan	Cliffbrook Condominiums	0.6%
56		Loan	Monroe Town Center	0.5%	Monroe Vision Associates	7/31/2017	3,430	10.6%	T&T Nail Spa (Phan Thanh Duong)	4/30/2023	3,200	9.9%	Ming Feng, Inc.	6/30/2017	2,550	7.9%
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%
58		Loan	Governor's Place	0.5%	Monaghan, PC	6/30/2016	5,443	8.5%	ROCO Real Estate	12/31/2018	4,860	7.6%	Sue Ellen Eisenberg & Associates, P.C.	7/31/2017	4,584	7.2%
59		Loan	Walgreens - Waterford	0.5%
60		Loan	Central Crossing	0.5%	Independent Record Pressing LLC	3/31/2020	19,840	16.5%
61		Loan	Chapanoke Square	0.5%	Family Dollar	12/31/2017	10,788	12.0%	Smile Starters (Rafael Rivera, Jr., DDS.)	8/31/2016	8,207	9.2%	Auto Zone	2/28/2017	7,288	8.1%
62		Loan	Mentor Industrial Portfolio	0.4%
62.01		Property	Eye Lighting	0.2%
62.02		Property	Orbis	0.2%
63		Loan	Bowling Green	0.4%	IL Dept Health	8/31/2017	10,522	6.7%	H.O.K. Sales	5/14/2017	7,765	5.0%	Champion Spirit Group	8/31/2019	7,350	4.7%
64		Loan	Concord Villas	0.4%
65		Loan	PA Rite Aid Portfolio	0.4%
65.01		Property	Rite Aid - Irwin	0.2%
65.02		Property	Rite Aid - Pittsburgh	0.2%
66		Loan	A Storage Place - La Sierra	0.4%
67		Loan	Pottstown Pike Retail	0.4%	Chester County Tea	1/31/2027	3,159	17.0%

A-23

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					3RD LARGEST TENANT INFORMATION(9)(22)(23)(24)				4TH LARGEST TENANT INFORMATION(9)(22)(23)(24)				5TH LARGEST TENANT INFORMATION(9)(22)(23)(24)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	3rd Largest Tenant	3rd Largest Tenant Lease Expiration	3rd Largest Tenant NSF	3rd Largest Tenant % of NSF	4th Largest Tenant	4th Largest Tenant Lease Expiration	4th Largest Tenant NSF	4th Largest Tenant % of NSF	5th Largest Tenant	5th Largest Tenant Lease Expiration	5th Largest Tenant NSF	5th Largest Tenant % of NSF
68		Loan	Cornerstone Chase Apartments	0.4%
69		Loan	Best Western Plus at The Falls	0.3%
70		Loan	Long Meadow Farms	0.3%	Pearle Vision	10/31/2024	2,200	14.9%	Oasis Nails	6/30/2019	2,100	14.2%	Marco's Pizza	8/31/2024	2,000	13.5%
71		Loan	Tiki Tai and Maryland West MHC	0.3%
72		Loan	Central Avenue Self Storage	0.3%
73		Loan	Granada Village	0.3%
74		Loan	Santa Paula Self Storage	0.3%
75		Loan	Renaissance Gardens	0.3%
76		Loan	Jaffa Chattanooga Parks	0.3%
76.01		Property	Whispering Pines MHP	0.1%
76.02		Property	Acres of Shade MHP	0.1%
77		Loan	Atrium Professional Plaza	0.3%	BAO-Thy N. Grant, DDS Inc.	10/31/2024	2,477	12.7%	Language2Literacy	12/31/2017	1,587	8.2%	Craig J. Milhouse, M.D.	11/15/2017	1,583	8.1%
78		Loan	2143 Winslow Drive	0.2%
79		Loan	Harwood Commons Ground Lease	0.2%
80		Loan	American Self Storage	0.2%
81		Loan	Walgreens (Petersburg, VA)	0.2%
82		Loan	Chapel Hill Apartments	0.2%
83		Loan	Centerpoint Retail	0.2%
83.01		Property	Mi Zarape	0.0%
83.02		Property	Papa Vino's	0.0%
83.03		Property	Wendy's Tim Horton's	0.0%
83.04		Property	Arby's	0.0%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%
84		Loan	A Storage Place - Barton Road	0.2%
85		Loan	CVS - Irmo	0.1%
86		Loan	Cedar Bayou MHP	0.1%
87		Loan	Shoppes at Hiram	0.1%	Nex Level Salon	7/31/2020	1,750	13.9%	Kyung Tak Lee dba Coles Cleaners	12/31/2017	1,400	11.1%	Catlin Thai Restaurants, LLC dba Thai Mango	6/30/2018	1,400	11.1%
88		Loan	The Legacy Plaza	0.1%	Little Caesar Enterprises, Inc.	7/31/2020	1,225	18.7%	KM and K, LLC	9/30/2017	1,225	18.7%
89		Loan	Scenic Ridge	0.1%	iVibe	1/31/2026	1,373	15.0%	Majestic Dry Cleaners	7/31/2020	1,322	14.4%

A-24

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN RESERVE INFORMATION(25)(26)(27)(28)(29)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Upfront Replacement Reserves	Monthly Replacement Reserves	Replacement Reserve Cap	Upfront TI/LC Reserves	Monthly TI/LC Reserves	TI/LC Reserve Cap	Upfront Tax Reserves	Monthly Tax Reserves	Upfront Insurance Reserves	Monthly Insurance Reserves	Upfront Deferred Maint. Reserve
1		Loan	Charles River Plaza North	9.2%		Springing			Springing		$284,052	$270,526	$16,531	Springing
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	$244,725	4% of gross income from operations for the calendar month which is 2 months prior to the applicable payment date						Springing		Springing	$1,121,206
2.01		Property	Crestwood Suites Denver - Aurora	0.3%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%
2.05		Property	Sun Suites Plano	0.3%
2.06		Property	Sun Suites Westchase	0.3%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%
2.09		Property	Sun Suites Raleigh	0.2%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%
2.11		Property	Crestwood Suites Nashville Madison	0.2%
2.12		Property	Sun Suites Cumming	0.2%
2.13		Property	Crestwood Suites Murfreesboro	0.2%
2.14		Property	Sun Suites Smyrna	0.2%
2.15		Property	Sun Suites Dallas - Garland	0.2%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%
2.18		Property	Crestwood Suites Disney Orlando	0.2%
2.19		Property	Crestwood Suites Orlando UCF	0.2%
2.20		Property	Crestwood Suites Snellville	0.2%
2.21		Property	Sun Suites Suwanee	0.2%
2.22		Property	Home Towne Suites Kannapolis	0.2%
2.23		Property	Sun Suites Corpus Christi	0.1%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%
2.25		Property	Sun Suites Jacksonville	0.1%
2.26		Property	Sun Suites Chesapeake	0.1%
2.27		Property	Crestwood Suites Fort Myers	0.1%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%
2.29		Property	Crestwood Suites Austin	0.1%
2.30		Property	Sun Suites Gwinnett	0.1%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%
2.32		Property	Crestwood Suites Baton Rouge	0.1%
2.33		Property	Home Towne Suites Columbus	0.1%
2.34		Property	Crestwood Suites NW Houston	0.1%
2.35		Property	Home Towne Suites Auburn	0.1%
2.36		Property	Sun Suites Stockbridge	0.1%
2.37		Property	Home Towne Suites Anderson	0.1%
2.38		Property	Crestwood Suites Colorado Springs	0.1%
2.39		Property	Home Towne Suites Prattville	0.1%
2.40		Property	Crestwood Suites High Point	0.1%
2.41		Property	Sun Suites Birmingham	0.1%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%
2.43		Property	Sun Suites Greensboro	0.1%
2.44		Property	Home Towne Suites Greenville	0.1%
2.45		Property	Sun Suites Hattiesburg	0.1%
2.46		Property	Home Towne Suites Decatur	0.1%
2.47		Property	Home Towne Suites Bowling Green	0.1%
2.48		Property	Sun Suites Gulfport Airport	0.0%
2.49		Property	Crestwood Suites Newport News	0.0%
2.50		Property	Home Towne Suites Clarksville	0.0%
3		Loan	The Mall of New Hampshire	7.0%		Springing	$243,434		Springing	$689,729		Springing		Springing
4		Loan	Westfield Wheaton	6.8%		Springing	$208,872		Springing	$1,392,492		Springing		Springing
5		Loan	Arizona Grand Resort & Spa	3.5%	$311,695	Greater of 4% of the gross income from operations for the calendar month which is 2 months prior to the payment date or amount required in the management agreement					$695,361	$163,614	$703,114	$54,086	$20,700
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%		4% of the total gross revenue for the calendar month that is 2 calendar month prior					$2,732,258	$546,452		Springing	$225,068
6.01		Property	Soho Grand Hotel	2.6%
6.02		Property	Tribeca Grand Hotel	0.9%
7		Loan	Westfield Trumbull	2.9%		Springing	$106,812		Springing	$667,608		Springing		Springing
8		Loan	Venue Emerald Coast	2.1%	$3,883	$3,883					$148,860	$29,772		Springing
9		Loan	16542 & 16550 Ventura	1.9%	$2,217	$2,217		$11,919	$11,919	$429,099	$106,962	$25,531		Springing	$10,750
10		Loan	21 Astor Place	1.9%		$139					$137,416	$45,805	$2,319	$464
11		Loan	Hendry Multifamily Portfolio	1.8%	$8,818	$8,818					$103,404	$25,851	$192,264	$21,363	$103,557
11.01		Property	Summer Lake Villas	1.0%
11.02		Property	Spinnaker Landing	0.5%
11.03		Property	New River	0.3%
12		Loan	Hampton Inn - Point Loma	1.8%		4% of rent for prior month						$24,950	$11,580	$5,790
13		Loan	Hilton Arden West	1.7%		Springing					$86,014	$28,671		Springing
14		Loan	2500 South Damen Avenue	1.6%		$1,068						Springing		Springing
15		Loan	FL OH Multifamily Portfolio	1.5%		$13,892					$109,998	$28,569		Springing	$108,748
15.01		Property	Dartmouth Place	0.4%
15.02		Property	Sugartree Apartments	0.3%
15.03		Property	Meldon Place	0.3%
15.04		Property	Willowood Apartments	0.2%
15.05		Property	Parkway North Apartments	0.2%
15.06		Property	Sandpiper Apartments	0.1%
16		Loan	The Crescent Building	1.4%		$2,682			$17,494	$1,500,000	$252,640	$29,377	$10,283	$2,856	$10,000
17		Loan	Holiday Inn Express - Mill Valley	1.3%		The greater of (a) an amount equal to 1/12 of 4% of Gross Income from Operations during the calendar year immediately preceding the calendar year in which such Monthly Payment Date occurs and (b) the aggregate amount, required to be reserved under the Management Agreement and the Franchise Agreement					$83,770	$18,211	$20,414	$1,741	$6,063
18		Loan	7101 Sunset Blvd	1.3%	$623	$623		$53,899	$3,898	$187,130	$54,153	$10,831	$1,623	$1,623
19		Loan	16260 Ventura	1.3%	$1,289	$1,289		$8,836	$8,836	$272,640	$36,349	$9,087		Springing	$26,750

A-25

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN RESERVE INFORMATION(25)(26)(27)(28)(29)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Upfront Replacement Reserves	Monthly Replacement Reserves	Replacement Reserve Cap	Upfront TI/LC Reserves	Monthly TI/LC Reserves	TI/LC Reserve Cap	Upfront Tax Reserves	Monthly Tax Reserves	Upfront Insurance Reserves	Monthly Insurance Reserves	Upfront Deferred Maint. Reserve
20		Loan	Syracuse Office Portfolio	1.3%	$3,660	$3,660		$31,650	$31,650	$759,600	$228,314	$60,553	$3,970	$3,970
20.01		Property	250 Clinton	1.0%
20.02		Property	507 Plum	0.3%
21		Loan	Ranch at Guadalupe	1.3%	$3,067	$3,067					$193,375	$27,625	$23,380	$3,897
22		Loan	WPC Department Store Portfolio	1.2%		Springing			Springing			Springing		Springing	$512,738
22.01		Property	Boston Store - Brookfield Square Mall	0.3%
22.02		Property	Boston Store - Mayfair Mall	0.3%
22.03		Property	Boston Store - Southridge Mall	0.2%
22.04		Property	Younkers - Bay Park Square Mall	0.2%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%
22.06		Property	Herberger's - West Acres Mall	0.1%
23		Loan	FedEx Ground Shafter	1.2%		$1,751	$105,058					Springing		Springing
24		Loan	Sterling & Milagro Apartments	1.2%		$19,650					$242,668	$60,667	$102,991	$34,330	$1,354,850
25		Loan	1315 Lincoln Boulevard	1.2%		$490			$4,177		$38,289	$12,763	$4,211	$702
26		Loan	Cape May Hotels	1.1%		From July through and including October of each year, the greater of (a) the sum of (i) an amount equal to 1/4 of 4% of the Room Revenue during the Shortfall Calculation Period immediately preceding such Monthly Payment Date occurs and (ii) $875 and (b) the aggregate amount, required to be reserved under the Management Agreement and the Franchise Agreement					$120,937	$21,596		Springing	$8,250
26.01		Property	Congress Hall	1.0%
26.02		Property	The Star	0.2%
27		Loan	PG&E Building - Fresno	1.0%		$1,539		$1,025,800	$8,548			Springing		Springing	$27,938
28		Loan	Dunwoody Exchange	1.0%	$375,000	$2,913					$63,333	$15,833	$3,333	$3,333	$53,088
29		Loan	4800 Sugar Grove	1.0%		$2,060		$74,080	$13,583	489,337 (excluding Solacium Fulshear TILC Fund)	$80,888	$13,481	$12,449	$1,383
30		Loan	Renaissance Casa De Palmas	0.9%		Greater of (a) 1/12 of 1% (closing date - July 2016), 2% (August 2016-September 2017), 3% (October 2017-November 2018), 4% thereafter of Gross Income from Operations and (b) the aggregate amount required under the Management Agreement and the Franchise Agreement					$135,103	$19,300	$161,127	Springing	$7,813
31		Loan	Burleson Town Center	0.8%		$1,760			$7,629	$400,000	$212,757	$27,994	$33,888	$2,921
32		Loan	HH-Laveen / Laveen Commons	0.8%	$1,276	$1,276		$8,948	$8,948	$229,900	$23,097	$11,548	$1,946	$1,946
33		Loan	Colony Plaza	0.8%		$3,250	$150,000		$12,640	$500,000	$116,169	$12,908	$9,917	$1,240	$43,450
34		Loan	Vicksburg Medical Office Building	0.8%		$1,301			Springing			Springing		Springing
35		Loan	Millside Plaza	0.8%		$970		$300,000	$5,495		$69,303	$23,101	$4,219	$2,110
36		Loan	American Self Storage Portfolio	0.8%		Springing					$46,441	$5,160	$45,169	$3,764
36.01		Property	Odom Road	0.1%
36.02		Property	Brannon Stand	0.1%
36.03		Property	East	0.1%
36.04		Property	West	0.1%
36.05		Property	Enterprise	0.1%
36.06		Property	Ozark	0.1%
36.07		Property	North	0.1%
37		Loan	Alvarado Center	0.8%		$570	$27,343				$12,325	$12,325	$5,446	$454	$12,500
38		Loan	Brookwood Apartments	0.8%	$7,227	$7,227					$56,537	$9,423	$13,911	$3,478	$83,785
39		Loan	Wyndham Deerfield Beach Resort	0.7%							$286,197	$33,279	$276,354	$23,824	$147,500
40		Loan	Staybridge Suites Brandywine	0.7%		1/12 of 4% of total revenue					$170,018	$17,421		Springing
41		Loan	Crescentwood Apartments	0.7%	$4,500	$4,500					$52,482	$10,496		$13,586	$14,188
42		Loan	Hunters Run	0.7%		$1,108		$350,000	$7,333	$500,000	$117,285	$23,457	$15,846	$1,321
43		Loan	Crossroads Shopping Center	0.7%		$4,186		$150,000	$8,333 before Specified Tenant Trigger Event, $25,000 after	$500,000	$164,737	$19,502	$10,964	$2,384	$607,228
44		Loan	Hyperion Apartments	0.7%		$5,204					$191,850	$27,407	$24,444	$6,111	$12,813
45		Loan	Varner Crossing	0.7%		$329			$1,644		$40,941	$3,722	$4,721	$944
46		Loan	Platinum Multifamily Portfolio	0.6%		$6,757					$26,310	$6,486	$45,506	$9,101	$55,531
46.01		Property	Camellia Apartments	0.2%
46.02		Property	Hudson Apartments	0.2%
46.03		Property	Silverwood Apartments	0.2%
47		Loan	Daytona Promenade	0.6%	$2,813	$2,813		$6,665	$6,665	$375,000	$92,478	$11,560	$2,362	$7,763	$48,438
48		Loan	2280 Corporate Circle	0.6%	$1,324	$1,324		$6,129	$6,129		$22,088	$8,319		Springing
49		Loan	StorQuest Indio	0.6%		$1,203					$86,433	$10,050		Springing	$154,465
50		Loan	Plaza Las Brisas	0.6%		$1,414			$2,701	Cap of $162,000 from and after the occurrence of 2019 Rollover Event	$19,320	$9,660		$1,137	$13,750
51		Loan	Haggen Grocery El Cajon	0.6%		Springing						Springing		Springing	$8,100
52		Loan	800 Chester Pike	0.6%	$17,103	$1,425		$425,000	Springing	$250,000	$4,718	Springing	$6,163	$1,712	$66,156
53		Loan	Tara Hills Apartments	0.6%	$1,000,000	$4,618					$42,223	$8,445	$3,306	$3,306	$185,723
54		Loan	Country Inn & Suites Baltimore North	0.6%	$7,768	1/12 of 4% of the greater of (i) gross revenues for the preceding calendar year, or (ii) the projected gross revenues for the current calendar year					$8,970	$8,970	$20,157	$2,520	$29,375
55		Loan	Cliffbrook Condominiums	0.6%		$3,171					$49,050	$8,175	$31,083	$3,454	$49,188
56		Loan	Monroe Town Center	0.5%		$403			$3,358	$137,000	$45,365	$12,601	$17,291	$1,372
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%		$934					$14,434	$7,217	$675	Springing
58		Loan	Governor's Place	0.5%		$798	$50,000		$3,990	$300,000		$12,953	$6,319	$1,264
59		Loan	Walgreens - Waterford	0.5%		Springing						Springing		Springing
60		Loan	Central Crossing	0.5%		$1,999			$4,997	$1,290,000	$47,500	$15,833	$2,000	Springing	$63,313
61		Loan	Chapanoke Square	0.5%		$1,505			$3,386		$34,153	$5,175	$4,396	$1,691
62		Loan	Mentor Industrial Portfolio	0.4%		$1,738			$4,344	$260,625	$16,657	$10,410		Springing	$258,724
62.01		Property	Eye Lighting	0.2%
62.02		Property	Orbis	0.2%
63		Loan	Bowling Green	0.4%		$4,309		$150,000	Springing	$75,000	$72,594	$12,963	$11,507	$3,196
64		Loan	Concord Villas	0.4%		$1,287	$30,888				$22,537	$7,512	$1,167	$1,167	$12,500
65		Loan	PA Rite Aid Portfolio	0.4%		Springing		$65,448	Springing	$65,448		Springing		Springing	$14,813
65.01		Property	Rite Aid - Irwin	0.2%
65.02		Property	Rite Aid - Pittsburgh	0.2%
66		Loan	A Storage Place - La Sierra	0.4%		Springing					$14,443	$5,555		Springing
67		Loan	Pottstown Pike Retail	0.4%		$233			$745	$100,000	$15,513	$5,171		Springing

A-26

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN RESERVE INFORMATION(25)(26)(27)(28)(29)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Upfront Replacement Reserves	Monthly Replacement Reserves	Replacement Reserve Cap	Upfront TI/LC Reserves	Monthly TI/LC Reserves	TI/LC Reserve Cap	Upfront Tax Reserves	Monthly Tax Reserves	Upfront Insurance Reserves	Monthly Insurance Reserves	Upfront Deferred Maint. Reserve
68		Loan	Cornerstone Chase Apartments	0.4%	$287,000	Springing					$42,792	$5,349	$46,508	Springing	$113,000
69		Loan	Best Western Plus at The Falls	0.3%		1/12 of 4% of the greater of (i) gross revenues for the preceding calendar year, or (ii) the projected gross revenues for the current calendar year					$47,852	$6,836	$5,661	$2,830
70		Loan	Long Meadow Farms	0.3%		$185			$1,667	$100,000	$37,220	$4,897	$2,951	$820
71		Loan	Tiki Tai and Maryland West MHC	0.3%		$467					$16,884	$1,688	$1,211	$605	$10,661
72		Loan	Central Avenue Self Storage	0.3%		Springing					$7,276	$4,548	$5,406	Springing
73		Loan	Granada Village	0.3%	$1,175	$1,175					$17,454	$2,909	$11,238	$1,022	$17,154
74		Loan	Santa Paula Self Storage	0.3%							$21,424	$4,285	$8,110	$811
75		Loan	Renaissance Gardens	0.3%	$675,331	Springing	$80,000				$96,836	$14,672	$47,836	$4,983	$18,590
76		Loan	Jaffa Chattanooga Parks	0.3%	$838	$838					$84,400	$8,440	$4,467	$1,117	$17,500
76.01		Property	Whispering Pines MHP	0.1%
76.02		Property	Acres of Shade MHP	0.1%
77		Loan	Atrium Professional Plaza	0.3%		$564			$1,623	$58,413	$25,703	$3,672	$3,873	$387	$43,750
78		Loan	2143 Winslow Drive	0.2%		$4,875					$2,500	$2,500	$8,250	$8,250	$93,031
79		Loan	Harwood Commons Ground Lease	0.2%								Springing		Springing
80		Loan	American Self Storage	0.2%		$648					$35,081	$3,508	$2,060	$1,030	$750
81		Loan	Walgreens (Petersburg, VA)	0.2%		Springing						Springing		Springing
82		Loan	Chapel Hill Apartments	0.2%		$300					$39,833	$3,983	$833	$833
83		Loan	Centerpoint Retail	0.2%					$1,471	$100,000	$1,595	$1,595	$234	$234
83.01		Property	Mi Zarape	0.0%
83.02		Property	Papa Vino's	0.0%
83.03		Property	Wendy's Tim Horton's	0.0%
83.04		Property	Arby's	0.0%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%
84		Loan	A Storage Place - Barton Road	0.2%		Springing					$10,408	$4,003		Springing
85		Loan	CVS - Irmo	0.1%	$45,000	$169			Springing		$55,890	Springing	$3,542	Springing
86		Loan	Cedar Bayou MHP	0.1%	$463	$463					$9,138	$914	$6,069	$1,517
87		Loan	Shoppes at Hiram	0.1%		$158			$998	$47,880	$16,245	$1,805		$269
88		Loan	The Legacy Plaza	0.1%		Springing		$50,000	Springing		$2,545	$2,546	$936	$104
89		Loan	Scenic Ridge	0.1%		$115			$800			$2,961	$1,916	$240

A-27

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN RESERVE INFORMATION(25)(26)(27)(28)(29)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Upfront Debt Service Reserves	Monthly Debt Service Reserves	Upfront Environmental Reserves	Initial Other Reserves	Initial Other Reserves Description	Ongoing Other Reserves	Ongoing Other Reserves Description	Other Reserves Cap
1		Loan	Charles River Plaza North	9.2%						Springing	Major Tenant TI/LC Reserve Funds (Monthly Springing: Excess Cash Flow)
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%				$6,500,000	$4,425,000 (Capital Work Reserve Account); $2,075,000 (Capital Conversion Account)
2.01		Property	Crestwood Suites Denver - Aurora	0.3%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%
2.05		Property	Sun Suites Plano	0.3%
2.06		Property	Sun Suites Westchase	0.3%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%
2.09		Property	Sun Suites Raleigh	0.2%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%
2.11		Property	Crestwood Suites Nashville Madison	0.2%
2.12		Property	Sun Suites Cumming	0.2%
2.13		Property	Crestwood Suites Murfreesboro	0.2%
2.14		Property	Sun Suites Smyrna	0.2%
2.15		Property	Sun Suites Dallas - Garland	0.2%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%
2.18		Property	Crestwood Suites Disney Orlando	0.2%
2.19		Property	Crestwood Suites Orlando UCF	0.2%
2.20		Property	Crestwood Suites Snellville	0.2%
2.21		Property	Sun Suites Suwanee	0.2%
2.22		Property	Home Towne Suites Kannapolis	0.2%
2.23		Property	Sun Suites Corpus Christi	0.1%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%
2.25		Property	Sun Suites Jacksonville	0.1%
2.26		Property	Sun Suites Chesapeake	0.1%
2.27		Property	Crestwood Suites Fort Myers	0.1%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%
2.29		Property	Crestwood Suites Austin	0.1%
2.30		Property	Sun Suites Gwinnett	0.1%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%
2.32		Property	Crestwood Suites Baton Rouge	0.1%
2.33		Property	Home Towne Suites Columbus	0.1%
2.34		Property	Crestwood Suites NW Houston	0.1%
2.35		Property	Home Towne Suites Auburn	0.1%
2.36		Property	Sun Suites Stockbridge	0.1%
2.37		Property	Home Towne Suites Anderson	0.1%
2.38		Property	Crestwood Suites Colorado Springs	0.1%
2.39		Property	Home Towne Suites Prattville	0.1%
2.40		Property	Crestwood Suites High Point	0.1%
2.41		Property	Sun Suites Birmingham	0.1%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%
2.43		Property	Sun Suites Greensboro	0.1%
2.44		Property	Home Towne Suites Greenville	0.1%
2.45		Property	Sun Suites Hattiesburg	0.1%
2.46		Property	Home Towne Suites Decatur	0.1%
2.47		Property	Home Towne Suites Bowling Green	0.1%
2.48		Property	Sun Suites Gulfport Airport	0.0%
2.49		Property	Crestwood Suites Newport News	0.0%
2.50		Property	Home Towne Suites Clarksville	0.0%
3		Loan	The Mall of New Hampshire	7.0%
4		Loan	Westfield Wheaton	6.8%
5		Loan	Arizona Grand Resort & Spa	3.5%				$597,267	Seasonality Reserve	Springing	After Seasonality Deposit Trigger, on each payment date occurring in January to June, Borrower shall pay monthly seasonality deposit, from and after the seasonality deposit trigger, all seasonality excess cash shall be deposit into the seasonality reserve account.
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%				$1,500,000	Seasonality Reserve	Springing	Seasonality Reserve - September and October $600,000 monthly, November and December $300,000 monthly
6.01		Property	Soho Grand Hotel	2.6%
6.02		Property	Tribeca Grand Hotel	0.9%
7		Loan	Westfield Trumbull	2.9%
8		Loan	Venue Emerald Coast	2.1%
9		Loan	16542 & 16550 Ventura	1.9%				$68,112	Free Rent Reserve
10	Loan	21 Astor Place	1.9%	$7,392	Condominium Funds	Springing	Major Tenant Reserve: Borrower shall deposit $1,500,000 in cash or LoC for each tenant during a Major Tenant Termination Event
											Condominium Funds: (i) during a Condominium Account Deposit Period, borrower shall make monthly deposits in an amount sufficient to pay the Condominium Common Charges payable for the next ensuing month (ii) at any other time if lender determines funds in account are insufficient, borrower will deposit funds to cover the deficiency
11		Loan	Hendry Multifamily Portfolio	1.8%
11.01		Property	Summer Lake Villas	1.0%
11.02		Property	Spinnaker Landing	0.5%
11.03		Property	New River	0.3%
12		Loan	Hampton Inn - Point Loma	1.8%	$212,000			$5,800,319	Builder's Risk Reserve ($9,400); PIP Reserve ($5,790,919)	Springing	Seasonality Reserve: $102,150 for payments occurring in July and August
13		Loan	Hilton Arden West	1.7%				$3,750,000	PIP Reserve
14		Loan	2500 South Damen Avenue	1.6%
15		Loan	FL OH Multifamily Portfolio	1.5%				$3,000	Radon Gas Remediation
15.01		Property	Dartmouth Place	0.4%
15.02		Property	Sugartree Apartments	0.3%
15.03		Property	Meldon Place	0.3%
15.04		Property	Willowood Apartments	0.2%
15.05		Property	Parkway North Apartments	0.2%
15.06		Property	Sandpiper Apartments	0.1%
16		Loan	The Crescent Building	1.4%				$539,130	Unfunded Tenant Obligations	Springing	Specified Tenant Rollover Funds (Monthly Springing: Excess Cash Flow)
17		Loan	Holiday Inn Express - Mill Valley	1.3%				$584,750	Initial PIP Reserve ($518,750); Seasonality Reserve ($66,000)	Springing	Future PIP Reserve (Monthly Springing: Excess Cash Flow); Seasonality Reserve Funds (Monthly Springing: Excess Cash Flow)	Seasonality Reserve ($66,000)
18		Loan	7101 Sunset Blvd	1.3%				$34,770	Waba Grill Leasing Reserve Fund ($18,395); Berri Pizza Leasing Reserve Fund ($10,000); Free Rent Reserve ($6,375)
19		Loan	16260 Ventura	1.3%				$58,926	Free Rent Reserve

A-28

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN RESERVE INFORMATION(25)(26)(27)(28)(29)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Upfront Debt Service Reserves	Monthly Debt Service Reserves	Upfront Environmental Reserves	Initial Other Reserves	Initial Other Reserves Description	Ongoing Other Reserves	Ongoing Other Reserves Description	Other Reserves Cap
20		Loan	Syracuse Office Portfolio	1.3%				$368,296	Existing TI Obligation ($336,756); Free Rent Reserve ($31,540)
20.01		Property	250 Clinton	1.0%
20.02		Property	507 Plum	0.3%
21		Loan	Ranch at Guadalupe	1.3%
22		Loan	WPC Department Store Portfolio	1.2%
22.01		Property	Boston Store - Brookfield Square Mall	0.3%
22.02		Property	Boston Store - Mayfair Mall	0.3%
22.03		Property	Boston Store - Southridge Mall	0.2%
22.04		Property	Younkers - Bay Park Square Mall	0.2%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%
22.06		Property	Herberger's - West Acres Mall	0.1%
23		Loan	FedEx Ground Shafter	1.2%				$100,000	Tenant Allowance Funds	Springing	Major Tenant TI/LC Reserve Funds (Monthly Springing: Excess Cash Flow)
24		Loan	Sterling & Milagro Apartments	1.2%
25		Loan	1315 Lincoln Boulevard	1.2%				$451,774	Unfunded Obligations Reserve ($379,557.61); Free Rent Reserve ($72,216)	Springing	Lease Sweep Reserve: Monthly deposit of excess cash flow upon the occurrence and continuance of a Cash Sweep Period that exists solely due to the continuance of a Specified Tenant Sweep Period
26		Loan	Cape May Hotels	1.1%				$810,000	Seasonality Funds	Springing	Seasonality Reserve (July, August, September, October each year commencing with and including 2016: 25% of Required Seasonality Reserve Amount); PIP Reserve Funds (Excess Cash Flow); Gift Certificates Reserve Funds (Monthly Gift Certificates Deposit Amount); Advance Deposits Funds (Monthly Advance Deposit Amount)
26.01		Property	Congress Hall	1.0%
26.02		Property	The Star	0.2%
27		Loan	PG&E Building - Fresno	1.0%				$447,755	Landlord's Work Fund	Springing	Lease Sweep Reserve: (Springing Monthly: Excess Cash Flow)
28		Loan	Dunwoody Exchange	1.0%
29		Loan	4800 Sugar Grove	1.0%						Springing	Lease termination payment reserve springing upon receipt of a lease termination payment
30		Loan	Renaissance Casa De Palmas	0.9%				$2,838,873	Renovation Funds	Springing	PIP Funds (Monthly Springing: Excess Cash Flow)
31		Loan	Burleson Town Center	0.8%						Springing	Major Tenant Rollover Funds (Monthly Springing: Excess Cash Flow)
32		Loan	HH-Laveen / Laveen Commons	0.8%				$193,451	Unfunded obligations	Springing	starting on the payment date of 1/2019, $20,000 per month reserve in anticipation of Big Lots tenant lease maturity till achieve $480,000.	$480,000
33		Loan	Colony Plaza	0.8%				$1,000,000	Sitel Termination Holdback	Springing	Lease Sweep Reserve: Monthly deposit of excess cash flow upon the occurrence and continuance of a Cash Sweep Period that exists solely due to the continuance of a Specified Tenant Sweep Period
34		Loan	Vicksburg Medical Office Building	0.8%						$1,249	Ground Lease Payment Reserve
35		Loan	Millside Plaza	0.8%						Springing	Lease Sweep Reserve: Monthly deposit of excess cash flow upon the occurrence and continuance of a Cash Sweep Period that exists solely due to the continuance of a Specified Tenant Sweep Period
36		Loan	American Self Storage Portfolio	0.8%
36.01		Property	Odom Road	0.1%
36.02		Property	Brannon Stand	0.1%
36.03		Property	East	0.1%
36.04		Property	West	0.1%
36.05		Property	Enterprise	0.1%
36.06		Property	Ozark	0.1%
36.07		Property	North	0.1%
37		Loan	Alvarado Center	0.8%
38		Loan	Brookwood Apartments	0.8%
39		Loan	Wyndham Deerfield Beach Resort	0.7%
40		Loan	Staybridge Suites Brandywine	0.7%				$550,000	PIP Reserve	Springing	PIP Reserve (Monthly: 1/12 of 3% of Total Revenue until PIP completion evidence is received by the Lender)
41		Loan	Crescentwood Apartments	0.7%				$200,000	Wind Insurance
42		Loan	Hunters Run	0.7%						Springing	Lease termination payment reserve springing upon receipt of a lease termination payment
43		Loan	Crossroads Shopping Center	0.7%				$1,619,500	Earn Out Reserve Funds ($1,540,000); Unfunded Obligations Funds ($79,500)
44		Loan	Hyperion Apartments	0.7%
45		Loan	Varner Crossing	0.7%						Springing	Lease Sweep Reserve: (Springing Monthly: Excess Cash Flow)	$1,354,150
46		Loan	Platinum Multifamily Portfolio	0.6%
46.01		Property	Camellia Apartments	0.2%
46.02		Property	Hudson Apartments	0.2%
46.03		Property	Silverwood Apartments	0.2%
47		Loan	Daytona Promenade	0.6%				$500,000	Sears Outlet Lease Reserve	Springing	Lease Sweep Period (Monthly: Excess Cash Flow)
48		Loan	2280 Corporate Circle	0.6%						Springing	Lease Sweep Reserve
49		Loan	StorQuest Indio	0.6%
50		Loan	Plaza Las Brisas	0.6%
51		Loan	Haggen Grocery El Cajon	0.6%
52		Loan	800 Chester Pike	0.6%				$508,947	Credit Reserve Funds	Springing	Significant Tenant Renewal Funds (Monthly Springing); Credit Reserve Funds (Monthly Springing: Excess Cash Flow)	Credit Reserve Funds (12 months of Debt Service)
53		Loan	Tara Hills Apartments	0.6%
54		Loan	Country Inn & Suites Baltimore North	0.6%				$55,563	Seasonality Reserve	Springing	Monthly seasonality reserve payment of $9,260.45 to be deposited on each of the payment dates occurring in the months of February through November, for any period during the loan term commencing on any date on which RevPAR for any month is less than $58.50 and ending at such time as RevPar for 24 continuous months exceeds $60.00. The seasonality reserve amount is subject to a cap of $92,604.50	$92,605
55		Loan	Cliffbrook Condominiums	0.6%
56		Loan	Monroe Town Center	0.5%						Springing	Specified Tenant Rollover Funds (Monthly Springing: $16,000); Major Tenant Rollover Funds (Monthly Springing: Excess Cash Flow)	Specified Tenant Rollover Funds ($96,000)
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%				$16,000	Ground Rent Reserve	Springing	Ground Rent Reserve (Borrower shall deposit $8,000 per month if the account fall below $16,000)	$16,000
58		Loan	Governor's Place	0.5%
59		Loan	Walgreens - Waterford	0.5%				$100,000	Rent Reserve
60		Loan	Central Crossing	0.5%				$138,681	Free Rent Reserve
61		Loan	Chapanoke Square	0.5%						Springing	Major Tenant Rollover Funds (Monthly Springing: Excess Cash Flow)
62		Loan	Mentor Industrial Portfolio	0.4%						Springing	Major Tenant TI/LC Funds (Monthly Springing)
62.01		Property	Eye Lighting	0.2%
62.02		Property	Orbis	0.2%
63		Loan	Bowling Green	0.4%				$34,302	Free Rent Reserve Fund ($29,567); Unfunded Obligations Funds ($4,735)	Springing	Major Tenant Rollover Funds (Monthly Springing: Excess Cash Flow)	Major Tenant Rollover Funds ($100,000)
64		Loan	Concord Villas	0.4%
65		Loan	PA Rite Aid Portfolio	0.4%
65.01		Property	Rite Aid - Irwin	0.2%
65.02		Property	Rite Aid - Pittsburgh	0.2%
66		Loan	A Storage Place - La Sierra	0.4%
67		Loan	Pottstown Pike Retail	0.4%

A-29

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					MORTGAGE LOAN RESERVE INFORMATION(25)(26)(27)(28)(29)
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Upfront Debt Service Reserves	Monthly Debt Service Reserves	Upfront Environmental Reserves	Initial Other Reserves	Initial Other Reserves Description	Ongoing Other Reserves	Ongoing Other Reserves Description	Other Reserves Cap
68		Loan	Cornerstone Chase Apartments	0.4%
69		Loan	Best Western Plus at The Falls	0.3%
70		Loan	Long Meadow Farms	0.3%				$142,500	Marcos Pizza Reserve Funds ($100,000); Unfunded Obligation Funds ($42,500)	Springing	Major Tenant Rollover Funds (Monthly Springing: Excess Cash Flow)
71		Loan	Tiki Tai and Maryland West MHC	0.3%
72		Loan	Central Avenue Self Storage	0.3%
73		Loan	Granada Village	0.3%
74		Loan	Santa Paula Self Storage	0.3%
75		Loan	Renaissance Gardens	0.3%
76		Loan	Jaffa Chattanooga Parks	0.3%
76.01		Property	Whispering Pines MHP	0.1%
76.02		Property	Acres of Shade MHP	0.1%
77		Loan	Atrium Professional Plaza	0.3%
78		Loan	2143 Winslow Drive	0.2%
79		Loan	Harwood Commons Ground Lease	0.2%	$141,365	Springing
80		Loan	American Self Storage	0.2%
81		Loan	Walgreens (Petersburg, VA)	0.2%
82		Loan	Chapel Hill Apartments	0.2%
83		Loan	Centerpoint Retail	0.2%						Springing	Lease Sweep Reserve: Monthly deposit of excess cash flow upon the occurrence and continuance of a Cash Sweep Period that exists solely due to the continuance of a Specified Tenant Sweep Period
83.01		Property	Mi Zarape	0.0%
83.02		Property	Papa Vino's	0.0%
83.03		Property	Wendy's Tim Horton's	0.0%
83.04		Property	Arby's	0.0%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%
84		Loan	A Storage Place - Barton Road	0.2%
85		Loan	CVS - Irmo	0.1%						Springing	Major Tenant Special Reserve Funds (Monthly Springing: Excess Cash Flow)
86		Loan	Cedar Bayou MHP	0.1%
87		Loan	Shoppes at Hiram	0.1%
88		Loan	The Legacy Plaza	0.1%						Springing	Lease termination payment reserve springing upon receipt of a lease termination payment
89		Loan	Scenic Ridge	0.1%				$60,000	Vacant Space Reserve

A-30

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					THIRD PARTY REPORTS							ADDITIONAL FUTURE PERMITTED DEBT(30)		TOTAL MORTGAGE DEBT INFORMATION					TOTAL DEBT INFORMATION
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Appraisal Report Date	Environmental Phase I Report Date(29)	Phase II Performed(29)	Engineering Report Date	Seismic Zone (Y/N)	Seismic Report Date	PML %	Additional Future Debt Permitted	Additional Future Debt Permitted Description	Cut-off Date Pari Passu Mortgage Debt Balance(3)	Cut-off Date Subord. Mortgage Debt Balance(3)	Total Mortgage Debt Cut-off Date LTV Ratio(10)	Total Mortgage Debt UW NCF DSCR	Total Mortgage Debt UW NOI Debt Yield	Cut-off Date Mezzanine Debt Balance	Total Debt Cut-off Date LTV Ratio(10)	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield
1		Loan	Charles River Plaza North	9.2%	5/29/2015	6/16/2015	No	6/12/2015	N		NAP	No		$211,000,000	$34,000,000	76.1%	1.14x	7.1%	$100,000,000	76.1%	1.14x	7.1%
2		Loan	Starwood Capital Extended Stay Portfolio	7.4%	Various	4/13/2015	No	Various	N		NAP	No		$200,000,000		72.3%	1.83x	12.4%	$25,000,000	72.3%	1.83x	12.4%
2.01		Property	Crestwood Suites Denver - Aurora	0.3%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.02		Property	Sun Suites New Orleans (Metairie)	0.3%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.03		Property	Sun Suites New Orleans (Harvey)	0.3%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.04		Property	Sun Suites Hobby (Clearlake)	0.3%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.05		Property	Sun Suites Plano	0.3%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.06		Property	Sun Suites Westchase	0.3%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.07		Property	Crestwood Suites Marietta Roswell Road	0.2%	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.08		Property	Sun Suites Sugar Land (Stafford)	0.2%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.09		Property	Sun Suites Raleigh	0.2%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.10		Property	Sun Suites Intercontinental Greenspoint	0.2%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.11		Property	Crestwood Suites Nashville Madison	0.2%	5/1/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.12		Property	Sun Suites Cumming	0.2%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.13		Property	Crestwood Suites Murfreesboro	0.2%	5/1/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.14		Property	Sun Suites Smyrna	0.2%	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.15		Property	Sun Suites Dallas - Garland	0.2%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.16		Property	Sun Suites DFW Airport - Lewisville	0.2%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.17		Property	Sun Suites Charlotte - Matthews	0.2%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.18		Property	Crestwood Suites Disney Orlando	0.2%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.19		Property	Crestwood Suites Orlando UCF	0.2%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.20		Property	Crestwood Suites Snellville	0.2%	5/2/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.21		Property	Sun Suites Suwanee	0.2%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.22		Property	Home Towne Suites Kannapolis	0.2%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.23		Property	Sun Suites Corpus Christi	0.1%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.24		Property	Home Towne Suites Tuscaloosa	0.1%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.25		Property	Sun Suites Jacksonville	0.1%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.26		Property	Sun Suites Chesapeake	0.1%	5/6/2015	4/13/2015	No	6/3/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.27		Property	Crestwood Suites Fort Myers	0.1%	5/8/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.28		Property	Crestwood Suites Greensboro Airport	0.1%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.29		Property	Crestwood Suites Austin	0.1%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.30		Property	Sun Suites Gwinnett	0.1%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.32		Property	Crestwood Suites Baton Rouge	0.1%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.33		Property	Home Towne Suites Columbus	0.1%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.34		Property	Crestwood Suites NW Houston	0.1%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.35		Property	Home Towne Suites Auburn	0.1%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.36		Property	Sun Suites Stockbridge	0.1%	5/2/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.37		Property	Home Towne Suites Anderson	0.1%	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.38		Property	Crestwood Suites Colorado Springs	0.1%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.39		Property	Home Towne Suites Prattville	0.1%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.40		Property	Crestwood Suites High Point	0.1%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.41		Property	Sun Suites Birmingham	0.1%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.42		Property	Sun Suites Kennesaw Town Center	0.1%	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.43		Property	Sun Suites Greensboro	0.1%	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.44		Property	Home Towne Suites Greenville	0.1%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.45		Property	Sun Suites Hattiesburg	0.1%	4/29/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.46		Property	Home Towne Suites Decatur	0.1%	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.47		Property	Home Towne Suites Bowling Green	0.1%	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.48		Property	Sun Suites Gulfport Airport	0.0%	4/29/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.49		Property	Crestwood Suites Newport News	0.0%	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
2.50		Property	Home Towne Suites Clarksville	0.0%	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3		Loan	The Mall of New Hampshire	7.0%	6/11/2015	6/8/2015	No	6/8/2015	N		NAP	No		$150,000,000		58.6%	2.52x	11.1%		58.6%	2.52x	11.1%
4		Loan	Westfield Wheaton	6.8%	11/29/2014	1/12/2015	No	1/12/2015	N		NAP	No		$234,617,526		58.4%	2.43x	10.1%		58.4%	2.43x	10.1%
5		Loan	Arizona Grand Resort & Spa	3.5%	5/21/2015	6/1/2015	No	5/31/2015	N		NAP	No		$95,000,000		58.2%	1.55x	12.9%	$25,000,000	58.2%	1.55x	12.9%
6		Loan	Soho-Tribeca Grand Hotel Portfolio	3.5%	10/9/2014	10/24/2014	No	10/24/2014	N		NAP	No		$225,000,000	$25,000,000	64.3%	1.93x	9.5%		64.3%	1.93x	9.5%
6.01		Property	Soho Grand Hotel	2.6%	10/9/2014	10/24/2014	No	10/24/2014	N		NAP					64.3%	1.93x	9.5%		64.3%	1.93x	9.5%
6.02		Property	Tribeca Grand Hotel	0.9%	10/9/2014	10/24/2014	No	10/24/2014	N		NAP					64.3%	1.93x	9.5%		64.3%	1.93x	9.5%
7		Loan	Westfield Trumbull	2.9%	11/30/2014	1/22/2015	No	12/1/2014	N		NAP	No		$152,300,000		58.1%	2.73x	11.3%		58.1%	2.73x	11.3%
8		Loan	Venue Emerald Coast	2.1%	3/27/2015	4/7/2015	No	4/7/2015	N		NAP	No		NAP		79.8%	1.39x	8.4%		79.8%	1.39x	8.4%
9		Loan	16542 & 16550 Ventura	1.9%	5/6/2015	5/12/2015	No	5/12/2015	Y	5/12/2015	15.0%	No		NAP		72.0%	1.40x	9.2%		72.0%	1.40x	9.2%
10		Loan	21 Astor Place	1.9%	7/1/2015	7/2/2015	No	7/2/2015	N		NAP	No		NAP		63.5%	1.46x	6.8%		63.5%	1.46x	6.8%
11		Loan	Hendry Multifamily Portfolio	1.8%	Various	Various	No	Various	N		NAP	No		NAP		74.4%	1.21x	8.1%		74.4%	1.21x	8.1%
11.01		Property	Summer Lake Villas	1.0%	4/20/2015	4/27/2015	No	4/27/2015	N		NAP					74.4%	1.21x	8.1%		74.4%	1.21x	8.1%
11.02		Property	Spinnaker Landing	0.5%	4/17/2015	4/28/2015	No	4/28/2015	N		NAP					74.4%	1.21x	8.1%		74.4%	1.21x	8.1%
11.03		Property	New River	0.3%	4/16/2015	4/28/2015	No	4/29/2015	N		NAP					74.4%	1.21x	8.1%		74.4%	1.21x	8.1%
12		Loan	Hampton Inn - Point Loma	1.8%	2/28/2015	3/3/2015	No	3/3/2015	Y	3/3/2015	6.0%	No		NAP		72.6%	1.73x	11.8%		72.6%	1.73x	11.8%
13		Loan	Hilton Arden West	1.7%	5/6/2017	5/22/2015	No	5/22/2015	Y	5/22/2015	9.0%	No		NAP		61.9%	1.92x	14.4%		61.9%	1.92x	14.4%
14		Loan	2500 South Damen Avenue	1.6%	5/7/2015	4/2/2015	No	4/6/2015	N		NAP	No		NAP		70.0%	1.49x	8.9%		70.0%	1.49x	8.9%
15		Loan	FL OH Multifamily Portfolio	1.5%	Various	Various	No	Various	N		NAP	No		NAP		72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
15.01		Property	Dartmouth Place	0.4%	6/5/2015	12/11/2014	No	12/12/2014	N		NAP					72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
15.02		Property	Sugartree Apartments	0.3%	6/5/2015	12/11/2014	No	12/11/2014	N		NAP					72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
15.03		Property	Meldon Place	0.3%	6/4/2015	12/11/2014	No	12/10/2014	N		NAP					72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
15.04		Property	Willowood Apartments	0.2%	6/8/2015	12/10/2014	No	12/12/2014	N		NAP					72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
15.05		Property	Parkway North Apartments	0.2%	6/11/2015	12/10/2014	No	12/5/2014	N		NAP					72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
15.06		Property	Sandpiper Apartments	0.1%	6/3/2015	12/11/2014	No	12/12/2014	N		NAP					72.1%	1.66x	10.7%		72.1%	1.66x	10.7%
16		Loan	The Crescent Building	1.4%	4/29/2015	5/4/2015	No	5/4/2015	N		NAP	No		NAP		75.0%	1.31x	9.6%		75.0%	1.31x	9.6%
17		Loan	Holiday Inn Express - Mill Valley	1.3%	5/29/2015	6/3/2015	No	6/3/2015	Y	6/2/2015	7.0%	No		NAP		66.9%	1.71x	12.3%		66.9%	1.71x	12.3%
18		Loan	7101 Sunset Blvd	1.3%	5/30/2015	6/25/2015	No	6/12/2015	Y	6/12/2015	13.0%	No		NAP		69.9%	1.31x	8.5%		69.9%	1.31x	8.5%
19		Loan	16260 Ventura	1.3%	5/6/2015	5/12/2015	No	5/12/2015	Y	5/12/2015	19.0%	No		NAP		74.3%	1.31x	8.7%		74.3%	1.31x	8.7%

A-31

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					THIRD PARTY REPORTS							ADDITIONAL FUTURE PERMITTED DEBT(30)		TOTAL MORTGAGE DEBT INFORMATION					TOTAL DEBT INFORMATION
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Appraisal Report Date	Environmental Phase I Report Date(29)	Phase II Performed(29)	Engineering Report Date	Seismic Zone (Y/N)	Seismic Report Date	PML %	Additional Future Debt Permitted	Additional Future Debt Permitted Description	Cut-off Date Pari Passu Mortgage Debt Balance(3)	Cut-off Date Subord. Mortgage Debt Balance(3)	Total Mortgage Debt Cut-off Date LTV Ratio(10)	Total Mortgage Debt UW NCF DSCR	Total Mortgage Debt UW NOI Debt Yield	Cut-off Date Mezzanine Debt Balance	Total Debt Cut-off Date LTV Ratio(10)	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield
20		Loan	Syracuse Office Portfolio	1.3%	4/30/2015	Various	No	Various	N		NAP	No		NAP		75.0%	1.50x	11.6%		75.0%	1.50x	11.6%
20.01		Property	250 Clinton	1.0%	4/30/2015	4/30/2015	No	4/30/2015	N		NAP					75.0%	1.50x	11.6%		75.0%	1.50x	11.6%
20.02		Property	507 Plum	0.3%	4/30/2015	4/28/2015	No	4/28/2015	N		NAP					75.0%	1.50x	11.6%		75.0%	1.50x	11.6%
21		Loan	Ranch at Guadalupe	1.3%	1/7/2015	2/11/2015	No	2/11/2015	N		NAP	No		NAP		73.5%	1.20x	7.7%		73.5%	1.20x	7.7%
22		Loan	WPC Department Store Portfolio	1.2%	Various	3/16/2015	No	Various	N		NAP	No		$57,170,000		63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
22.01		Property	Boston Store - Brookfield Square Mall	0.3%	3/5/2015	3/16/2015	No	4/29/2015	N		NAP					63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
22.02		Property	Boston Store - Mayfair Mall	0.3%	3/5/2015	3/16/2015	No	4/29/2015	N		NAP					63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
22.03		Property	Boston Store - Southridge Mall	0.2%	3/5/2015	3/16/2015	No	4/29/2015	N		NAP					63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
22.04		Property	Younkers - Bay Park Square Mall	0.2%	3/5/2015	3/16/2015	No	4/29/2015	N		NAP					63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
22.05		Property	Carson Pirie Scott - Louis Joliet Mall	0.1%	3/12/2015	3/16/2015	No	6/17/2015	N		NAP					63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
22.06		Property	Herberger's - West Acres Mall	0.1%	3/6/2015	3/16/2015	No	4/28/2015	N		NAP					63.9%	1.76x	11.7%		63.9%	1.76x	11.7%
23		Loan	FedEx Ground Shafter	1.2%	3/28/2015	4/3/2015	No	4/3/2015	Y	4/3/2015	5.0%	No		NAP		71.1%	1.23x	8.5%		71.1%	1.23x	8.5%
24		Loan	Sterling & Milagro Apartments	1.2%	1/28/2015	2/6/2015	No	2/6/2015	N		NAP	No		$46,816,173		78.8%	1.23x	8.7%	$3,000,000	78.8%	1.23x	8.7%
25		Loan	1315 Lincoln Boulevard	1.2%	3/23/2015	3/26/2015	No	3/30/2015	Y	3/30/2015	11.0%	No		NAP		70.2%	1.63x	7.8%		70.2%	1.63x	7.8%
26		Loan	Cape May Hotels	1.1%	5/4/2015	5/13/2015	No	5/13/2015	N		NAP	No		$32,000,000		68.7%	1.86x	12.9%		68.7%	1.86x	12.9%
26.01		Property	Congress Hall	1.0%	5/4/2015	5/13/2015	No	5/13/2015	N		NAP					68.7%	1.86x	12.9%		68.7%	1.86x	12.9%
26.02		Property	The Star	0.2%	5/4/2015	5/13/2015	No	5/13/2015	N		NAP					68.7%	1.86x	12.9%		68.7%	1.86x	12.9%
27		Loan	PG&E Building - Fresno	1.0%	12/3/2014	12/29/2014	No	12/29/2014	Y	12/29/2014	5.0%	No		NAP		54.2%	1.68x	12.9%		54.2%	1.68x	12.9%
28		Loan	Dunwoody Exchange	1.0%	5/21/2015	6/8/2015	No	6/3/2015	N		NAP	No		NAP		72.7%	1.22x	7.8%		72.7%	1.22x	7.8%
29		Loan	4800 Sugar Grove	1.0%	4/27/2015	4/24/2015	No	4/23/2015	N		NAP	No		NAP		74.0%	1.53x	10.5%		74.0%	1.53x	10.5%
30		Loan	Renaissance Casa De Palmas	0.9%	4/28/2015	4/28/2015	No	4/29/2015	N		NAP	Yes	Mezzanine subject to: combined DSCR >= 1.50x; combined LTV <= 75.0%; combined Debt Yield >= 10.0%	NAP		68.1%	1.57x	12.0%		68.1%	1.57x	12.0%
31		Loan	Burleson Town Center	0.8%	3/27/2015	4/1/2015	No	4/1/2015	N		NAP	No		NAP		68.1%	1.43x	10.4%		68.1%	1.43x	10.4%
32		Loan	HH-Laveen / Laveen Commons	0.8%	4/27/2015	4/21/2015	No	4/23/2015	N		NAP	No		NAP		74.8%	1.32x	9.2%		74.8%	1.32x	9.2%
33		Loan	Colony Plaza	0.8%	4/30/2015	5/5/2015	No	5/5/2015	N		NAP	No		NAP		59.6%	1.66x	12.3%		59.6%	1.66x	12.3%
34		Loan	Vicksburg Medical Office Building	0.8%	5/16/2015	5/18/2015	No	5/18/2015	N		NAP	No		NAP		71.0%	1.33x	9.1%		71.0%	1.33x	9.1%
35		Loan	Millside Plaza	0.8%	4/9/2015	4/13/2015	No	4/3/2015	N		NAP	No		NAP		75.0%	1.40x	9.2%		75.0%	1.40x	9.2%
36		Loan	American Self Storage Portfolio	0.8%	4/16/2015	Various	No	4/24/2015	N		NAP	No		NAP		52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.01		Property	Odom Road	0.1%	4/16/2015	4/24/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.02		Property	Brannon Stand	0.1%	4/16/2015	4/23/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.03		Property	East	0.1%	4/16/2015	4/22/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.04		Property	West	0.1%	4/16/2015	4/23/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.05		Property	Enterprise	0.1%	4/16/2015	4/24/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.06		Property	Ozark	0.1%	4/16/2015	4/24/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
36.07		Property	North	0.1%	4/16/2015	4/22/2015	No	4/24/2015	N		NAP					52.8%	2.18x	13.3%		52.8%	2.18x	13.3%
37		Loan	Alvarado Center	0.8%	4/17/2015	4/23/2015	No	4/24/2015	Y	4/24/2015	17.0%	No		NAP		62.7%	1.33x	8.2%		62.7%	1.33x	8.2%
38		Loan	Brookwood Apartments	0.8%	4/14/2015	3/20/2015	No	3/18/2015	N		NAP	No		NAP		77.5%	1.38x	9.1%		77.5%	1.38x	9.1%
39		Loan	Wyndham Deerfield Beach Resort	0.7%	5/1/2015	1/21/2015	No	1/21/2015	N		NAP	No		NAP		25.6%	8.01x	37.1%		25.6%	8.01x	37.1%
40		Loan	Staybridge Suites Brandywine	0.7%	4/14/2015	4/24/2015	No	4/23/2015	N		NAP	No		NAP		72.2%	1.72x	12.1%		72.2%	1.72x	12.1%
41		Loan	Crescentwood Apartments	0.7%	3/12/2015	3/20/2015	No	3/19/2015	N		NAP	No		NAP		74.0%	1.49x	9.8%		74.0%	1.49x	9.8%
42		Loan	Hunters Run	0.7%	4/6/2015	1/29/2015	No	7/20/2015	N		NAP	No		NAP		75.0%	1.53x	9.6%		75.0%	1.53x	9.6%
43		Loan	Crossroads Shopping Center	0.7%	4/8/2015	4/20/2015	No	4/17/2015	N		NAP	No		NAP		64.8%	1.76x	12.0%		64.8%	1.76x	12.0%
44		Loan	Hyperion Apartments	0.7%	4/30/2015	5/20/2015	No	5/13/2015	N		NAP	No		NAP		62.3%	1.53x	10.2%		62.3%	1.53x	10.2%
45		Loan	Varner Crossing	0.7%	5/1/2015	5/8/2015	No	5/11/2015	N		NAP	No		NAP		73.0%	1.25x	8.2%		73.0%	1.25x	8.2%
46		Loan	Platinum Multifamily Portfolio	0.6%	Various	5/6/2015	No	Various	N		NAP	No		NAP		74.8%	1.36x	9.9%		74.8%	1.36x	9.9%
46.01		Property	Camellia Apartments	0.2%	5/5/2015	5/6/2015	No	5/4/2015	N		NAP					74.8%	1.36x	9.9%		74.8%	1.36x	9.9%
46.02		Property	Hudson Apartments	0.2%	5/6/2015	5/6/2015	No	5/4/2015	N		NAP					74.8%	1.36x	9.9%		74.8%	1.36x	9.9%
46.03		Property	Silverwood Apartments	0.2%	5/5/2015	5/6/2015	No	4/30/2015	N		NAP					74.8%	1.36x	9.9%		74.8%	1.36x	9.9%
47		Loan	Daytona Promenade	0.6%	2/4/2015	2/12/2015	No	2/11/2015	N		NAP	No		NAP		69.2%	1.44x	10.2%		69.2%	1.44x	10.2%
48		Loan	2280 Corporate Circle	0.6%	6/4/2015	6/15/2015	No	6/18/2015	N		NAP	No		NAP		65.7%	1.61x	11.4%		65.7%	1.61x	11.4%
49		Loan	StorQuest Indio	0.6%	3/19/2015	5/5/2015	No	5/5/2015	Y	4/24/2015	11.0%	No		NAP		68.9%	1.51x	9.3%		68.9%	1.51x	9.3%
50		Loan	Plaza Las Brisas	0.6%	4/29/2015	4/14/2015	No	4/3/2015	Y	4/14/2015	8.0%	No		NAP		62.2%	1.53x	10.3%		62.2%	1.53x	10.3%
51		Loan	Haggen Grocery El Cajon	0.6%	4/7/2015	1/23/2015	No	4/14/2015	Y	4/30/2015	5.0%	No		NAP		65.0%	1.28x	8.3%		65.0%	1.28x	8.3%
52		Loan	800 Chester Pike	0.6%	5/7/2015	5/13/2015	No	5/13/2015	N		NAP	No		NAP		73.6%	1.61x	11.5%		73.6%	1.61x	11.5%
53		Loan	Tara Hills Apartments	0.6%	10/18/2015	4/22/2015	No	5/8/2015	N		NAP	No		NAP		74.8%	1.54x	9.9%		74.8%	1.54x	9.9%
54		Loan	Country Inn & Suites Baltimore North	0.6%	6/4/2015	6/23/2015	No	6/23/2015	N		NAP	No		NAP		66.7%	1.66x	12.6%		66.7%	1.66x	12.6%
55		Loan	Cliffbrook Condominiums	0.6%	4/16/2015	4/30/2015	No	4/30/2015	N		NAP	No		NAP		75.0%	1.31x	8.7%		75.0%	1.31x	8.7%
56		Loan	Monroe Town Center	0.5%	5/14/2015	5/28/2015	No	5/28/2015	N		NAP	No		NAP		66.9%	1.62x	11.0%		66.9%	1.62x	11.0%
57		Loan	Storage Depot II (Scotts Valley Self Storage)	0.5%	6/1/2015	5/28/2015	No	5/28/2015	Y	5/29/2015	11.0%	No		NAP		74.5%	1.64x	10.2%		74.5%	1.64x	10.2%
58		Loan	Governor's Place	0.5%	6/11/2015	7/7/2015	No	7/7/2015	N		NAP	No		NAP		74.9%	1.37x	9.5%		74.9%	1.37x	9.5%
59		Loan	Walgreens - Waterford	0.5%	4/13/2015	4/22/2015	No	4/22/2015	N		NAP	No		NAP		72.5%	1.21x	7.5%		72.5%	1.21x	7.5%
60		Loan	Central Crossing	0.5%	3/11/2015	4/1/2015	No	3/31/2015	N		NAP	No		NAP		70.1%	1.32x	9.6%		70.1%	1.32x	9.6%
61		Loan	Chapanoke Square	0.5%	3/31/2015	4/10/2015	No	4/10/2015	N		NAP	No		NAP		75.0%	1.63x	10.6%		75.0%	1.63x	10.6%
62		Loan	Mentor Industrial Portfolio	0.4%	4/27/2015	Various	No	5/15/2015	N		NAP	No		NAP		65.9%	1.76x	11.5%		65.9%	1.76x	11.5%
62.01		Property	Eye Lighting	0.2%	4/27/2015	5/18/2015	No	5/15/2015	N		NAP					65.9%	1.76x	11.5%		65.9%	1.76x	11.5%
62.02		Property	Orbis	0.2%	4/27/2015	5/15/2015	No	5/15/2015	N		NAP					65.9%	1.76x	11.5%		65.9%	1.76x	11.5%
63		Loan	Bowling Green	0.4%	5/1/2015	3/17/2015	No	3/12/2015	N		NAP	Yes	Mezzanine subject to: combined DSCR >= 1.45x; combined LTV <= 65.0%	NAP		68.5%	1.73x	12.7%		68.5%	1.73x	12.7%
64		Loan	Concord Villas	0.4%	4/24/2015	5/6/2015	No	5/5/2015	Y	5/6/2015	8.0%	No		NAP		73.2%	1.26x	8.0%		73.2%	1.26x	8.0%
65		Loan	PA Rite Aid Portfolio	0.4%	4/27/2015	4/27/2015	No	4/28/2015	N		NAP	No		NAP		74.9%	1.29x	8.5%		74.9%	1.29x	8.5%
65.01		Property	Rite Aid - Irwin	0.2%	4/27/2015	4/27/2015	No	4/28/2015	N		NAP					74.9%	1.29x	8.5%		74.9%	1.29x	8.5%
65.02		Property	Rite Aid - Pittsburgh	0.2%	4/27/2015	4/27/2015	No	4/28/2015	N		NAP					74.9%	1.29x	8.5%		74.9%	1.29x	8.5%
66		Loan	A Storage Place - La Sierra	0.4%	6/9/2015	6/10/2015	No	6/10/2015	Y	6/10/2015	9.0%	No		NAP		47.1%	3.30x	14.6%		47.1%	3.30x	14.6%
67		Loan	Pottstown Pike Retail	0.4%	5/13/2015	5/15/2015	No	6/29/2015	N		NAP	No		NAP		74.7%	1.35x	8.7%		74.7%	1.35x	8.7%

A-32

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

					THIRD PARTY REPORTS							ADDITIONAL FUTURE PERMITTED DEBT(30)		TOTAL MORTGAGE DEBT INFORMATION					TOTAL DEBT INFORMATION
Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Appraisal Report Date	Environmental Phase I Report Date(29)	Phase II Performed(29)	Engineering Report Date	Seismic Zone (Y/N)	Seismic Report Date	PML %	Additional Future Debt Permitted	Additional Future Debt Permitted Description	Cut-off Date Pari Passu Mortgage Debt Balance(3)	Cut-off Date Subord. Mortgage Debt Balance(3)	Total Mortgage Debt Cut-off Date LTV Ratio(10)	Total Mortgage Debt UW NCF DSCR	Total Mortgage Debt UW NOI Debt Yield	Cut-off Date Mezzanine Debt Balance	Total Debt Cut-off Date LTV Ratio(10)	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield
68		Loan	Cornerstone Chase Apartments	0.4%	6/15/2015	6/25/2015	No	6/25/2015	N		NAP	No		NAP		69.6%	1.66x	11.4%		69.6%	1.66x	11.4%
69		Loan	Best Western Plus at The Falls	0.3%	5/31/2015	3/30/2015	No	3/17/2015	N		NAP	No		NAP		69.7%	1.77x	13.3%		69.7%	1.77x	13.3%
70		Loan	Long Meadow Farms	0.3%	3/28/2015	4/2/2015	No	4/2/2015	N		NAP	No		NAP		73.4%	1.49x	10.1%		73.4%	1.49x	10.1%
71		Loan	Tiki Tai and Maryland West MHC	0.3%	4/30/2015	5/7/2015	No	5/7/2015	N		NAP	No		NAP		74.3%	1.58x	10.1%		74.3%	1.58x	10.1%
72		Loan	Central Avenue Self Storage	0.3%	3/10/2015	3/25/2015	No	3/25/2015	Y	3/25/2015	8.0%	No		NAP		44.0%	3.18x	13.3%		44.0%	3.18x	13.3%
73		Loan	Granada Village	0.3%	3/6/2015	3/17/2015	No	3/16/2015	N		NAP	No		NAP		66.8%	1.74x	11.0%		66.8%	1.74x	11.0%
74		Loan	Santa Paula Self Storage	0.3%	4/1/2015	4/7/2015	No	4/6/2015	Y	4/6/2015	10.0%	No		NAP		37.0%	2.67x	16.1%		37.0%	2.67x	16.1%
75		Loan	Renaissance Gardens	0.3%	5/5/2015	5/19/2015	No	5/17/2015	N		NAP	No		NAP		43.5%	2.47x	15.5%		43.5%	2.47x	15.5%
76		Loan	Jaffa Chattanooga Parks	0.3%	4/24/2015	5/1/2015	No	Various	N		NAP	No		NAP		70.0%	1.35x	8.9%		70.0%	1.35x	8.9%
76.01		Property	Whispering Pines MHP	0.1%	4/24/2015	5/1/2015	No	5/1/2015	N		NAP					70.0%	1.35x	8.9%		70.0%	1.35x	8.9%
76.02		Property	Acres of Shade MHP	0.1%	4/24/2015	5/1/2015	No	4/30/2015	N		NAP					70.0%	1.35x	8.9%		70.0%	1.35x	8.9%
77		Loan	Atrium Professional Plaza	0.3%	4/16/2015	5/5/2015	No	5/5/2015	Y	5/5/2015	10.0%	No		NAP		74.0%	1.24x	8.6%		74.0%	1.24x	8.6%
78		Loan	2143 Winslow Drive	0.2%	3/3/2015	3/10/2015	No	3/9/2015	N		NAP	No		NAP		53.4%	1.42x	10.8%		53.4%	1.42x	10.8%
79		Loan	Harwood Commons Ground Lease	0.2%	3/7/2015	3/18/2015	No	NAP	N		NAP	No		NAP		67.4%	1.34x	8.1%		67.4%	1.34x	8.1%
80		Loan	American Self Storage	0.2%	6/1/2015	6/15/2015	No	6/15/2015	Y	6/15/2015	13.0%	No		NAP		71.0%	1.25x	8.2%		71.0%	1.25x	8.2%
81		Loan	Walgreens (Petersburg, VA)	0.2%	4/26/2015	5/18/2015	No	5/18/2015	N		NAP	No		NAP		70.7%	1.25x	7.9%		70.7%	1.25x	7.9%
82		Loan	Chapel Hill Apartments	0.2%	5/1/2015	4/30/2015	No	4/30/2015	N		NAP	No		NAP		67.5%	1.30x	8.2%		67.5%	1.30x	8.2%
83		Loan	Centerpoint Retail	0.2%	4/15/2015	4/30/2015	No	NAP	N		NAP	No		NAP		54.1%	1.67x	10.9%		54.1%	1.67x	10.9%
83.01		Property	Mi Zarape	0.0%	4/15/2015	4/30/2015	No	NAP	N		NAP					54.1%	1.67x	10.9%		54.1%	1.67x	10.9%
83.02		Property	Papa Vino's	0.0%	4/15/2015	4/30/2015	No	NAP	N		NAP					54.1%	1.67x	10.9%		54.1%	1.67x	10.9%
83.03		Property	Wendy's Tim Horton's	0.0%	4/15/2015	4/30/2015	No	NAP	N		NAP					54.1%	1.67x	10.9%		54.1%	1.67x	10.9%
83.04		Property	Arby's	0.0%	4/15/2015	4/30/2015	No	NAP	N		NAP					54.1%	1.67x	10.9%		54.1%	1.67x	10.9%
83.05		Property	Dunkin Donuts Baskin Robins	0.0%	4/15/2015	4/30/2015	No	NAP	N		NAP					54.1%	1.67x	10.9%		54.1%	1.67x	10.9%
84		Loan	A Storage Place - Barton Road	0.2%	6/9/2015	6/9/2015	No	6/9/2015	Y	6/9/2015	15.0%	No		NAP		39.0%	3.77x	16.1%		39.0%	3.77x	16.1%
85		Loan	CVS - Irmo	0.1%	3/6/2015	3/12/2015	No	3/12/2015	N		NAP	No		NAP		70.0%	1.55x	7.4%		70.0%	1.55x	7.4%
86		Loan	Cedar Bayou MHP	0.1%	4/23/2015	5/5/2015	No	5/7/2015	N		NAP	No		NAP		69.0%	1.52x	9.8%		69.0%	1.52x	9.8%
87		Loan	Shoppes at Hiram	0.1%	6/15/2015	6/16/2015	No	6/16/2015	N		NAP	No		NAP		65.2%	1.64x	11.2%		65.2%	1.64x	11.2%
88		Loan	The Legacy Plaza	0.1%	3/13/2015	3/9/2015	No	3/9/2015	N		NAP	No		NAP		62.2%	1.70x	11.5%		62.2%	1.70x	11.5%
89		Loan	Scenic Ridge	0.1%	4/15/2015	5/7/2015	No	5/7/2015	N		NAP	No		NAP		71.7%	1.50x	10.4%		71.7%	1.50x	10.4%

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CSAIL 2015-C3

FOOTNOTES TO ANNEX A

1.	"Column" denotes Column Financial, Inc. as Mortgage Loan Seller, “UBSRES” denotes UBS Real Estate Securities Inc. as Mortgage Loan Seller, “BSP” denotes Benefit Street Partners CRE Finance LLC as Mortgage Loan Seller, “BNYM” denotes The Bank of New York Mellon as Mortgage Loan Seller and “Bancorp” denotes The Bancorp Bank as Mortgage Loan Seller.

2.	For mortgage loans secured by multiple mortgaged properties, each mortgage loan’s Original Balance ($), Cut-off Date Balance ($), and Maturity/ARD Balance ($) are allocated to the respective mortgaged property based on the mortgage loan’s documentation, or if no such allocation is provided in the mortgage loan documentation, the mortgage loan seller’s determination of the appropriate allocation.

3.	With regards to Loan No. 1, Charles River Plaza North, the mortgage loan is part of a $245,000,000 whole loan (the "Charles River Plaza North Whole Loan"), which is comprised of three pari passu components (Note A-1, Note A-2 and Note A-3) and a subordinate B-note. Note A-1 and Note A-2 (collectively, the “Charles River Plaza North Mortgage Loan”) has an aggregate outstanding principal balance as of the cut-off date of $130,000,000 and will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-3, which has an outstanding principal balance as of the cut-off date of $81,000,000, is expected to be contributed to a future securitization trust. Note B (the “Charles River Plaza North B-Note") has an outstanding principal balance as of the cut-off date of $34,000,000. All loan level metrics are based on the Charles River Plaza North Pari Passu Components (Note A-1, Note A-2 and Note A-3).

With regards to Loan No. 2, Starwood Capital Extended Stay Portfolio, the mortgage loan is part of a $200,000,000 whole loan (the “Starwood Capital Extended Stay Portfolio Whole Loan”), which is comprised of four pari passu components (Note A-1-A, Note A-1-B, Note A-2 and Note A-3). Note A-1-A (“Starwood Capital Extended Stay Portfolio Mortgage Loan”) has an outstanding principal balance as of the cut-off date of $105,000,000 and will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-1-B, Note A-2, Note A-3 (the “Starwood Capital Extended Stay Portfolio Companion Loans”) have an aggregate outstanding principal balance as of the cut-off date of $95,000,000 and are expected to be contributed to a future securitization trust. All loan level metrics are based on the Starwood Capital Extended Stay Portfolio Whole Loan balance.

With regards to Loan No. 3, The Mall of New Hampshire, the mortgage loan is part of a $150,000,000 whole loan (the “The Mall of New Hampshire Whole Loan”), which is comprised of two pari passu components (Note A-1 and Note A-2). Note A-1 (the “The Mall of New Hampshire Mortgage Loan”), which has an outstanding principal balance as of the cut-off date of $100,000,000, will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-2 (the “The Mall of New Hampshire Companion Loan”) has an outstanding principal balance as of the cut-off date of $50,000,000 and is expected to be contributed to a future securitization. All loan level metrics are based on The Mall of New Hampshire Whole Loan balance.

With regards to Loan No. 4, Westfield Wheaton, the mortgage loan is part of a $234,617,526 whole loan (the “Westfield Wheaton Whole Loan”), which is comprised of eight pari passu components (Note A-1-1, Note A-1-2, Note A-2, Note A-3, Note B-1-1, Note B-1-2, Note B-2 and Note B-3). Note A-1-2, Note A-2, Note B-1-2 and Note B-2 (collectively, the “Westfield Wheaton Mortgage Loan”) have an aggregate outstanding principal balance as of the cut-off date of $97,000,000 and will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-1-1 and Note B-1-1 (the “Westfield Wheaton Group 1-1 Companion Loans”) have an aggregate outstanding principal balance as of the cut-off date of $95,000,000 and were previously contributed to the CSAIL 2015-C2 Commercial Mortgage Trust. Note A-3 and Note B-3 (the “Westfield Wheaton Group 1-1 Companion Loans”), which were previously contributed to the CSAIL 2015-C1 Commercial Mortgage Trust, have an aggregate outstanding principal balance as of the cut-off date of $42,617,526. All loan level metrics are based on the Westfield Wheaton Whole Loan balance.

With regards to Loan No. 5, Arizona Grand Resort & Spa, the mortgage loan is part of a $95,000,000 whole loan (the “Arizona Grand Resort & Spa Whole Loan”), which is comprised of three pari passu components (Note A-1 and Note A-2). Note A-1 (the “Arizona Grand Resort & Spa Mortgage Loan”), which has an outstanding principal balance as of the cut-off date of $50,000,000, will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-2 (the “Arizona Grand Resort & Spa Companion Loan”) has an aggregate outstanding principal balance as of the cut-off date of $45,000,000 and is expected to be contributed to a future securitization. All loan level metrics are based on Arizona Grand Resort & Spa Whole Loan balance.

With regards to Loan No. 6, Soho-Tribeca Grand Hotel Portfolio, the mortgage loan is part of a $250,000,000 whole loan (the "Soho-Tribeca Grand Hotel Portfolio Whole Loan"), which is comprised of three pari passu components (Note A-1, Note A-2 and Note A-3) and a subordinate B-note. Note A-3 (the “Soho-Tribeca Grand Hotel Portfolio Mortgage Loan”) has an outstanding principal balance as of the cut-off date of $50,000,000 and will be contributed to the CSAIL 2015-C3 Commercial Mortgage

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Trust. Note A-1, which has an outstanding principal balance as of the cut-off date of $110,000,000, was previously contributed to the CSAIL 2015-C1 Commercial Mortgage Trust. Note A-2 (together with Note A-1, the “Soho – Tribeca Grand Hotel Portfolio Pari Passu Components”) has an outstanding principal balance as of the cut-off date of $65,000,000 and previously was contributed to the CSAIL 2015-C2 Commercial Mortgage Trust. Note B (the “Soho-Tribeca Grand Hotel Portfolio B-Note") has an outstanding principal balance as of the cut-off date of $25,000,000. All loan level metrics are based on the Soho-Tribeca Grand Hotel Portfolio Pari Passu Components (Note A-1, Note A-2 and Note A-3).

With regards to Loan No. 7, Westfield Trumbull, the mortgage loan is part of a $152,300,000 whole loan (the “Westfield Trumbull Whole Loan”), which is comprised of six pari passu components (Note A-1, Note A-2, Note A-3, Note B-1, Note B-2 and Note B-3). Note A-2 and Note B-2 (the “Westfield Trumbull Mortgage Loan”) have an aggregate outstanding principal balance as of the cut-off date of $41,162,162 and will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-1 and Note B-1 (the “Westfield Trumbull Group 1 Companion Pari Passu Loan”) were previously contributed to the CSAIL 2015-C1 Commercial Mortgage Trust and have an aggregate outstanding principal balance as of the cut-off date of 77,179,054. Note A-3 and Note B-3 (the “Westfield Trumbull Group 3 Companion Pari Passu Loan” and together with the Westfield Trumbull Group 1 Companion Pari Passu Loan, the “Westfield Trumbull Companion Pari Passu Components”), which have an aggregate outstanding principal balance as of the cut-off date of $33,958,784, were previously contributed to the CSAIL 2015-C2 Commercial Mortgage Trust. All loan level metrics are based on the Westfield Trumbull Whole Loan balance.

With regards to Loan No. 22, WPC Department Store Portfolio, the mortgage loan is part of a $57,170,000 whole loan (the “WPC Department Store Portfolio Whole Loan”), which is comprised of three pari passu components (Note A-1, Note A-2 and Note A-3). Note A-1 (the “WPC Department Store Portfolio Mortgage Loan”), which has an outstanding principal balance as of the cut-off date of $17,170,000, will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-2 and Note A-3 (collectively, the “WPC Department Store Portfolio Companion Loans”) have an outstanding principal balance as of the cut-off date of $40,000,000 and are expected to be contributed to a future securitization. All loan level metrics are based on WPC Department Store Portfolio Whole Loan balance.

With regards to Loan No. 24, Sterling & Milagro Apartments, the mortgage loan is part of a $47,000,000 whole loan (the “Sterling & Milagro Apartments Whole Loan”), which is comprised of two pari passu components (Note A-1 and Note A-2). Note A-2 (the “Sterling and Milagro Apartments Mortgage Loan”), which has an outstanding principal balance as of the cut-off date of $16,933,509, will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-1 (the “Sterling and Milagro Apartments Pari Passu Loan”) has an outstanding principal balance as of the cut-off date of $29,882,664 and has been contributed to the CSAIL 2015-C2 Commercial Mortgage Trust. All loan level metrics are based on the Sterling and Milagro Apartments Whole Loan balance.

With regards to Loan No. 26, Cape May Hotels, the mortgage loan is part of a $32,000,000 whole loan (the “Cape May Hotels Whole Loan”), which is comprised of two pari passu components (Note A-1 and Note A-2). Note A-1 (the “Cape May Hotels Mortgage Loan”), which has an outstanding principal balance as of the cut-off date of $16,000,000, will be contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-2 (the “Cape May Hotels Companion Loan”) has an outstanding principal balance as of the cut-off date of $16,000,000 and is expected to be contributed to a future securitization. All loan level metrics are based on Cape May Hotels Whole Loan balance.

4.	In certain cases, the Principal / Carveout Guarantor name was shortened for spacing purposes.

5.	With regards to Loan No. 36, American Self Storage Portfolio, the Enterprise property currently has two retail tenants. Gold’s Gym occupies 15,000 SF of space on a month-to-month basis and a chiropractor practice occupies 2,000 SF of space. Combined, the two tenants pay annual rent of $54,300.

With regard to Loan No. 79, Harwood Commons Ground Lease, the collateral for the loan consists of the borrower’s fee simple interest in the land parcel. Neither the tenant’s leasehold interest nor the improvements are part of the collateral.

With regard to Loan No. 83, Centerpoint Retail, the collateral for the loan consists of the borrower’s fee simple interest in the land parcel. Neither the tenant’s leasehold interest nor the improvements are part of the collateral.

6.	With regards to Loan No. 3, The Mall of New Hampshire, the Mall of New Hampshire Mortgaged Property is subject to two ground leases consisting of (i) a 3.79-acre parcel containing two buildings occupied by Longhorn Steakhouse and TGI Fridays and (ii) a 0.65-acre adjacent parcel. The 3.79-acre parcel ground lease has a fully extended term that expires in 2079, including 15 successive 5-year renewal options. The 0.65-acre parcel ground lease expires in 2029 with no renewal options.

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With regards to Loan No. 5, Arizona Grand Resort & Spa, the borrower ground leases 29 acres of land located on the golf course from the City of Phoenix. The ground lease, which commenced on July 31, 1987, expires on July 30, 2022 and provides the tenant with the option to renew the ground lease for an additional 35 years. Annual rent for the initial term of the ground lease and for any subsequent renewal is set at $100.

With regards to Loan No. 30, Renaissance Casa De Palmas, the parking garage of the Renaissance Casa de Palmas Mortgaged Property is subject to a ground lease with an expiration date of March 19, 2022 with two renewal options. The annual ground rent under the lease is currently $4,000.

With regards to Loan No. 34, Vicksburg Medical Office Building, the borrower ground leases a parcel of land consisting of 27,126 SF on which the medical office structure was constructed. The ground lease, which commenced on November 26, 2013, expires on November 25, 2063 and provides the tenant with the option to extend the lease for two additional periods of 25 years each. Annual rent for the property was initially $14,993 and increases annually by 2.0%. However, should the landlord fail to lease 100% of the improvements, rent will be re-assessed by taking the sum of (i) the fair market value of the footprint of the improvements and applying a 6% annual return and, (ii) 53% of the fair market value of the parcel less the improvements footprint and applying a 6% annual return.

With regards to Loan No. 57, Storage Depot II (Scotts Valley Self Storage), the borrower ground leases the property subject to a ground lease that expires October 29, 2051. The ground lease may be extended pursuant to six separate 6-year extension options, which, if exercised, would result in a final ground lease expiration date of October 29, 2087. Ground rent is $8,000/month plus “additional rent/percentage rent” of 6% of the ground tenant’s gross income and gross sales from operations paid each calendar year on or before March 31. Fixed ground rent payments do not increase during the loan term.

7.	With regards to Loan No. 11, Hendry Multifamily Portfolio, the property known as Spinnaker Landing is currently subject to a land use restriction where 20% of the units are restricted to being leased to tenants with income levels below 80% of the area median income.

With regards to Loan No. 68, Cornerstone Chase Apartments, the property is subject to two Land Use Restrictions Covenants (LURAs), one with the Resolution Trust Corporation, dated as of December 10, 1993, and the other with the Texas Department of Housing and Community Affairs, dated as of February 21, 1992. 100% of the apartments at each property must be rented to individuals or families whose income is 80% or less of the area median gross income, at least 40% of the apartments at the property must be rented to individuals or families whose income is 60% or less of the area median gross income and 20% of the apartments at the property must be rented to individuals or families whose income is 50% or less of the area median gross income. The borrower has covenanted that it is and will remain in compliance with the LURAs. Any failure by the borrower to remain in compliance with the LURAs is an event of default under the mortgage loan and there is a recourse carveout for losses to the borrower and the guarantor.

8.	Certain of the mortgage loans include parcels ground leased to tenants in the calculation of the total square footage and the occupancy of the mortgaged property.

With regards to Loan No. 3, The Mall of New Hampshire, the collateral for The Mall of New Hampshire Loan consists of a fee interest in 392,493 SF and a leased fee interest on a parcel containing two outparcel buildings with Longhorn Steakhouse and TGI Fridays comprised of 13, 230 SF.

With regards to Loan No. 4, Westfield Wheaton, the net rentable area of 1,649,363 SF includes the ground lease spaces to Macy’s (175,499 SF), Giant Food (58,800 SF), Sears Outlet (20,025 SF) and Wendy’s (2,550 SF), which are pad leased to, and the improvements on which are owned by, the respective retailers until lease maturity when improvements revert to the borrower.

With regards to Loan No. 7, Westfield Trumbull, 1,130,472 SF includes ground lease spaces to Target (194,322 SF), JC Penney (150,547 SF) and Lord and Taylor (118,000 SF), which are pad leased to, and improvements on which are owned by, the respective retailers. The building improvements will revert to the borrower upon lease termination.

With regards to Loan No. 51, Plaza Las Brisas, the net rentable area of 85,019 SF includes a ground leased space to Circle K (41,800 SF), which is pad leased to, and the improvements are owned by, the tenant until expiration of its lease, whereupon the improvements revert back to the borrower.

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9.	In certain cases, mortgaged properties may have tenants that have executed leases that were included in the underwriting but have not yet commenced paying rent and/or are not in occupancy.

With regards to Loan No. 4, Westfield Wheaton, American Multi-Cinema, Inc. has leased 43,585 SF of the former vacant movie theater space and is expected to take occupancy in late Q4 2015.

With regards to Loan No. 23, FedEx Ground Shafter, the largest tenant, FedEx Ground, has signed a lease for 210,115 SF, which lease commences on the later of (1) May 1, 2015 and (2) the tenant possession/rent commencement date. The tenant is expected to take occupancy in June 2015.

With regards to Loan No. 25, 1315 Lincoln Boulevard, underwritten base rent has been included for the tenant City National Bank, which has executed a lease, taken possession of its space, and is expected to open for business in August 2015.

With regards to Loan No. 43 Crossroads Shopping Center, the fifth largest tenant, Harbor Freight, executed a lease for 21,859 SF in April 2015. The tenant is expected to take occupancy by October 1, 2015.

With regards to Loan No. 70, Long Meadow Farms, the fifth largest tenant, Marco’s Pizza, has signed a lease for 2,000 SF of space and has taken occupancy, but is not yet open for business.

10.	With regards to all mortgage loans with the exception of the mortgage loans listed below, the Cut-Off Date LTV Ratio and the Maturity Date LTV Ratio are based on the “as-is” Appraised Value even though, for certain mortgage loans, the appraiser provided “as-stabilized” values based on certain criteria being met.

With regards to Loan No. 2, Starwood Capital Extended Stay Portfolio, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio were calculated using the “as-is” Portfolio Appraised Value of $311,000,000 as of May 4, 2015. Using the aggregate “as-is” Appraised Value of the individual properties of $301,800,000 as of various dates, the Cut-off Date LTV Ratio and Maturity LTV Ratio are 66.3% and 63.2%, respectively.

With regards to Loan No. 13, Hilton Arden West, the Cut-Off Date LTV Ratio and the Maturity Date LTV Ratio are based on the “as stabilized” values. The “as-is” Appraised Value is $30,460,000 as of May 6, 2015, and the Cut-off Date LTV Ratio and Maturity LTV

Ratio calculated using the “as-is” Appraised Value are 77.8% and 72.7%, respectively.

With regards to Loan No. 53, Tara Hills Apartments, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio were calculated using the “as-stabilized” Appraised Value of $10,700,000 as of October 18, 2015. Using the “as-is” Appraised value of $9,275,000 as of April 18, 2015, the Cut-off Date LTV Ratio and Maturity LTV Ratio are 86.3% and 73.3%, respectively.

11.	With regards to Loan No. 1, Charles River Plaza North – The Charles River Plaza North Loan has an ARD feature with an anticipated repayment date of August 6, 2025 and final maturity date of April 6, 2029. The revised interest rate for the period from the anticipated repayment date through the final maturity date is the greater of (1) the interest rates specified in the mortgage loan agreement plus 200 basis point and (2) 200 basis points plus the interpolated swap rate, as determined by the mortgage lender (such swap rate to be based on a term equal to the remaining term under the Mortgage Loan from the ARD through and including the maturity date under the Mortgage Loan). After the ARD, the borrower will be required to pay interest under the mezzanine loan at the interest rate in effect under the mezzanine loan immediately prior to the ARD. After the ARD, the borrower will be required to pay interest under the mortgage loan at the interest rates specified in the mortgage loan agreement and interest in excess of such interest rate under the Mortgage Loan will accrue. The remaining cash flow as calculated in the loan documents will be swept and applied as follows: (a) first, to the repayment of the outstanding principal balance of the mortgage loan; and (b) second, to the payment of any accrued interest (with respect to interest under the mortgage loan in excess of the interest rates specified in the mortgage loan agreement). The borrower will be permitted to prepay the Charles River Plaza North Loan on the earlier to occur of (i) the fourth anniversary of the first payment date or (ii) the date that is two years from the startup day established in connection with the last securitization involving any portion of the Charles River Plaza North Whole Loan.

With regards to Loan No. 85, CVS – Irmo, the loan has an ARD feature with an anticipated repayment date of May 6, 2025, with a revised interest rate for the period from the ARD through the final maturity date of 8.6830%.

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12.	For each mortgage loan, the excess of the related Interest Rate % over the related Servicing Fee Rate, the Trustee/Certificate Administrator Fee Rate, the Operating Advisor Fee Rate and the CREFC® Intellectual Property Royalty License Fee Rate (collectively, the “Admin Fee %”).

13.	For the mortgage loans that are interest-only for the entire term and accrue interest on an Actual/360 basis, the Monthly Debt Service ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.

14.	With regards to all mortgage loans, Annual Debt Service ($) is calculated by multiplying the Monthly Debt Service ($) by 12.

15.	The classification of the lockbox types is described in the Free Writing Prospectus. See “Description of the Mortgage Pool – Lockbox Accounts” for further details.

16.	Each number identifies a group of related borrowers.

17.	The UW NOI DSCR and UW NCF DSCR for all partial interest-only mortgage loans were calculated based on the first principal and interest payment after the interest-only period during the term of the mortgage loan.

With regards to Loan No. 1, Charles River Plaza North, Loan No. 2, Starwood Capital Extended Stay Portfolio, and Loan No. 5, Arizona Grand Resort & Spa, the loan will amortize based on the assumed principal payment schedule set forth on Annex G-1, Annex G-2 and Annex G-3, respectively, to the free writing prospectus, and the debt service coverage ratio was calculated based on the average of the first twelve payments of principal and interest.

18.	The “L” component of the prepayment provision represents lockout payments.
The “Def” component of the prepayment provision represents defeasance payments.
The “YM1” component of the prepayment provision represents greater of 1% of principal balance or yield maintenance payments.
The “YM2” component of the prepayment provision represents greater of 2% of principal balance or yield maintenance payments.
The “O” component of the prepayment provision represents the free payments including the Maturity Date.

19.	With regards to Loan No. 2, Starwood Capital Extended Stay Portfolio, properties may be released to an affiliate of the borrower or a non-affiliate of the borrower provided the following conditions, among others, are met: (i) the borrower pays the applicable mortgage release price and, prior to the open period, the applicable yield maintenance charge; (ii) the mezzanine loan is prepaid in the applicable amount; and (iii) the debt yield for the remaining properties based on the mortgage and mezzanine loans either (a) exceeds the greater of the debt yield at closing or the property debt yield prior to the release of the property or (b) is above 12.0%. The applicable mortgage release price is: (a) in connection with a conveyance to a non-affiliate borrower: (i) if less than $20,000,000 has been prepaid then 105% of the allocated loan amount of each such individual property being released; (ii) if $20,000,000 or more, but less than $40,000,000, has been prepaid then 110% of the allocated loan amount of each such individual property being released; (iii) if $40,000,000 or more, but less than $60,000,000, has been prepaid then 115% of the allocated loan amount of each such individual property being released; and (iv) if $60,000,000 or more has been prepaid then 120% of the allocated loan amount of each such individual property being released; and (b) in connection with a conveyance to an affiliate of the borrower: (i) if less than $20,000,000 has been prepaid then 110% of the allocated loan amount of each such individual property being released; (ii) if $20,000,000 or more, but less than $40,000,000, has been prepaid then 115% of the allocated loan amount of each such individual property being released; (iii) if $40,000,000 or more, but less than $60,000,000, has been prepaid then 120% of the allocated loan amount of each such individual property being released; and (iv) if $60,000,000 or more has been prepaid then 125% of the allocated loan amount of each such individual property being released.

With regards to Loan No. 5, Arizona Grand Resort & Spa, the permitted release parcel in connection with the designated planned improvements can be released provided that, (i) the permitted release parcel is vacant, unimproved and non-income producing, and (ii) the borrower has prepaid the loan in an amount equal to the lesser of (x) the fair market value of the permitted release parcel and (y) the amount necessary to obtain a lender 80% determination and other requirements per the loan agreement.

With regards to Loan No. 11, Hendry Multifamily Portfolio, releases of individual assets will be permitted on any payment date after September 5, 2017 subject to (i) minimum debt yield tests (the debt yield is no less than (a) the debt yield prior to the release and (b) 7.6%); (ii) the DSCR is greater than the greater of (a) the DSCR for 12 full calendar months immediately preceding the closing date and (b) the DSCR immediately preceding the release of the individual property; (iii) the LTV is no greater than the lesser of (a) the LTV immediately preceding the closing date and (b) the LTV for all remaining properties immediately preceding the release of the individual property and (iv) defeasance of 125% of the allocated loan amount for the individual property to be released, among the lender’s other standard provisions including no events of default.

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With regards to Loan No. 15, FL OH Multifamily Portfolio, an individual property may be released at any time following the second anniversary of the securitization closing date and prior to the payment date occurring three months prior to the maturity date, in connection with (a) partial defeasance of an amount equal to the greater of (i) 115% of the allocated loan amount of such released property and (ii) an amount that, after giving effect to such release and partial defeasance, would cause (X) the post-defeasance DSCR for the remaining properties to not be less than 1.30x and (Y) the post-defeasance LTV for the remaining properties to not exceed 70% on the remaining parcel, (b) delivery of a rating agency confirmation and (c) delivery of a REMIC opinion that such release is permitted under REMIC requirements.

With regards to Loan No. 22, WPC Department Store Portfolio, the borrower is permitted to obtain the release any individual Mortgaged Property that is collateral for the Mortgage Loan and substitute another property if certain conditions are satisfied, including, among other things, (i) there is no event of default, (ii) after giving effect to the substitution, the debt service coverage ratio for all individual Mortgaged Properties is no less than the debt service coverage ratio for all individual Mortgaged Properties immediately preceding such substitution, (iii) the aggregate sum of the allocated loan amount for all released properties does not exceed 50% of the original principal amount of the Mortgage Loan and (iv) delivery of a REMIC opinion that such substitution is permitted under REMIC requirements. In addition, at any time after the release date and prior to the open period start date, partial release is permitted in connection with a sale of the release property in connection with partial defeasance of the Mortgage Loan in an amount greater than (x) 110% of the allocated loan amount for such release property and (y) the net sales proceeds from the sale of such release property, provided that after the release: (i) the aggregate allocated loan amounts for the released or remaining properties will not exceed $28,585,000, (ii) the DSCR of the remaining properties is equal to or greater than the greater of (a) the DSCR of all properties immediately prior to the earlier of the partial defeasance notice date or the defeasance event and (b) the DSCR of all the properties as of the loan origination date; and (iii) the LTV of the remaining properties is no greater than the lesser of (a) the LTV of all properties as of the loan origination date and (b) the LTV of all properties immediately prior to the earlier of partial defeasance notice date or the defeasance event.

With regards to Loan No. 26, Cape May Hotels, at any time after the release date and prior to the open period start date, release of the Star mortgaged property is permitted so long as the borrower defeases the mortgage loan in an amount equal to $5,603,434, provided that after the release: (i) the DSCR of the remaining properties is equal to or greater than the greater of (a) the DSCR of all properties immediately prior to the earlier of the partial defeasance notice date or the defeasance event and (b) the DSCR of all the properties as of the loan origination date; and (ii) the LTV of the remaining properties is no greater than the lesser of (a) the LTV of all properties as of the loan origination date and (b) the LTV of all properties immediately prior to the earlier of partial defeasance notice date or the defeasance event.

With regards to Loan No. 36, American Self Storage Portfolio, releases of individual assets will be permitted on any payment date after September 5, 2017 subject to minimum debt yield tests (the debt yield is no less than the greater of (i) the debt yield prior to the release and (ii) 12%) and defeasance of the greater of (a) 125% of the allocated loan amount or (b) 100% of the net sales proceeds, among the lender’s other standard provisions including no events of default. At any time after the loan closing, provided no event of default is continuing, the lender will be required to release a designated outparcel from the lien of the mortgage upon the satisfaction of certain conditions. Additionally, the borrower has the right to release the Ozark outparcel, a 20,300 SF unimproved portion of the Ozark property, provided certain conditions are met.

With regards to Loan No. 60, Central Crossing, the release of certain vacant, non-income producing outparcels will be permitted after 6 months after securitization without the payment of a release price, subject to, among other conditions, (i) payment of an outparcel fee of $600,000 (which will be waived if the remaining property’s LTV is less than 70%), (ii) the DSCR for the remaining property being no less than greater of (a) 1.30x and (b) the DSCR immediately prior to the release, (iii) the LTV for the remaining property not exceeding the lesser of (a) 70% and (b) the LTV immediately prior to the release and (iv) delivery of a REMIC opinion that such release is permitted under REMIC requirements.

With regards to Loan No. 76, Jaffa Chattanooga Parks, the borrower will have the right prior to the maturity date to obtain a partial release of the 6.19 acre tract of land identified in the deed of trust provided that, among other conditions, the DSCR is not less than the DSCR as of the date immediately preceding the land release date.

20.	With regards to some mortgage loans, historical financial information may not be available due to when the properties were constructed and/or acquired.

With regards to Loan No. 8, Venue Emerald Coast, the property was newly constructed in 2014. Historical financials were not available.

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With regards to Loan No. 11, Hendry Multifamily Portfolio, the properties were acquired in 2012 and 2013. Financials were not available for 2012 or 2013.

With regards to Loan No. 14, 2500 South Damen Avenue, the property was acquired by the sponsor in 2015. Therefore, no historical financials are available.

With regards to Loan No. 21, Ranch at Guadalupe, the property was constructed in 2013; certain historical financials were not available.

With regards to Loan No. 32, HH-Laveen/Laveen Commons, the property was acquired in 2013. Historical financials were not available.

With regards to Loan No. 34, Vicksburg Medical Office Building, the property was constructed in 2014-2015; certain historical financials were not available.

With regards to Loan No. 51, Haggen Grocery El Cajon, historical financials are unavailable because the sponsor acquired the property in 2015 and the sole tenant took occupancy in March 2015. Prior to that, the property was operated as an Albertson’s.

With regards to Loan No. 59, Walgreens – Waterford, the property is leased pursuant to a triple net lease, and therefore, certain historical financials were not available.

21.	UW Revenue

With regards to Loan No. 4, Westfield Wheaton, underwritten base rent includes rent attributed to ground lease tenants.

With regards to Loan No. 5, Arizona Grand Resort & Spa, underwritten base revenue includes income from 101 villas that are third party owned and not part of the collateral. The borrower manages and shares the revenue with the unit owners under a rental pool agreement.

With regards to Loan No. 7, Westfield Trumbull, underwritten base rent includes rent attributed to ground lease tenants.

With regards to Loan No. 15, FL OH Multifamily Portfolio, the DSCR and Debt Yields shown for each individual property are based on the aggregate UW Revenue for the portfolio. If UW Revenue were calculated on a per property basis, the DSCR and Debt Yield for each property would be different.

With regards to Loan No. 35, Millside Plaza, a non-recurring item equal to $30,000, which represents the $300,000 upfront leasing reserve collected at loan closing averaged over a 10-year term, has been underwritten. The NCF is calculated as the difference between the NOI and the recurring capital items, plus the non-recurring item.

22.	With regards to the footnotes hereto, no footnotes have been provided with respect to tenants that are not among the five largest tenants by square footage for any Mortgaged Property.

23.	In certain cases, the data for tenants occupying multiple spaces includes square footage for all leases and is presented with the expiration date of the largest square footage expiring.

24.	The lease expiration dates shown are based on full lease terms. However, in certain cases, a tenant may have the option to terminate its lease or abate rent prior to the stated lease expiration date for no reason after a specified period of time and/or upon notice to the landlord or upon the occurrence of certain contingencies including, without limitation, if landlord violates the lease or fails to provide utilities or certain essential services for a specified period or allows certain restricted uses, upon interference with tenant’s use of access or parking, upon casualty or condemnation, for zoning violations, if certain anchor or key tenants (including at an adjacent property) or a certain number of tenants go dark or cease operations, if a certain percentage of the net rentable area at the property is not occupied, if the tenant fails to meet sales targets or business objectives, or, in the case of a government tenant, for lack of appropriations or other reasons. In addition, in some instances, a tenant may have the right to assign its lease and be released from its obligations under the subject lease. Furthermore, some tenants may have the option to downsize their rented space without terminating the lease completely. The following are early non-contingent termination options for those tenants listed in Annex A:

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With regards to Loan No. 16, The Crescent Building, the largest tenant, Sirote & Permutt, has one remaining one-time contraction option. Sirote may elect to reduce its space by no greater than 10.0% of the then-existing rentable SF of The Crescent Building Property, effective as of September 30, 2019. Sirote must give written notice on or before September 30, 2019 and the contraction must first be taken from spaces occupied by Sirote on multi-tenant floors of The Crescent Building Property. Sirote must provide payment of $10.85 per SF for the total amount of space contracted.

With regards to Loan No. 20, Syracuse Office Portfolio, 250 Clinton, Morgan Stanley, the second largest tenant, has a one-time option to terminate its lease effective April 30, 2016 with at least six months prior written notice and payment of a termination fee equal to the unamortized portion of the tenant improvement allowance and leasing commissions. In addition, the fifth largest tenant, Mass Mutual, has a one-time option to terminate its lease effective February 28, 2020 with at least six months prior written notice and payment of a termination fee equal to the unamortized portion of the aggregate of the tenant improvement allowance, leasing commissions, moving allowance and seven months of unabated rent.

With regards to Loan No. 29, 4800 Sugar Grove, the second largest tenant, TIBCO Software, Inc, has a one-time option to terminate its lease on the 48th month of the extension term, July 31, 2016. Upon lease termination, the tenant must pay four months of base rent plus the landlord’s unamortized upfront leasing costs.

With regards to Loan No. 29, 4800 Sugar Grove, the fourth largest tenant, Maxim Healthcare Services Inc, has an option to terminate its lease any time after August 31, 2016. Upon lease termination, the tenant must pay an amount equal to the monthly rent for months 41 and 42 plus the landlord’s unamortized upfront leasing costs, using an 8.0% interest rate.

With regards to Loan No. 31, Burleson Town Center, the second largest tenant, Concentra Health Services, Inc., has a one-time right to terminate its lease after the 84th month of the lease term with the payment of an early termination fee equal to four months of base rental and expense reimbursement revenue as well as unamortized leasing commissions.

With regards to Loan No. 33, Colony Plaza, the largest tenant, Sitel Corporation, has the one-time right to terminate the sublease as of the end of the eighth lease year (February 28, 2017) upon not less than 180 or more than 210 days’ notice prior to expiration of the initial lease term and upon the payment of $99,000 to the sub-landlord.

With regards to Loan No. 43, Crossroads Shopping Center, the fifth largest tenant, Harbor Freight, has a one-time right to terminate its lease between the 54th and 60th calendar month. Harbor Freight would be required to pay an early termination fee of $190,000.

With regards to Loan No. 48, 2280 Corporate Circle, Barclays Services Corporation, the sole tenant at the property, has a one-time termination option at the end of the fifth year of the lease term. The termination would be effective on November 30, 2018, subject to the following conditions: (i) the tenant must provide at least nine months prior notice to the landlord, (ii) at least 30 days prior to the termination date, the tenant must pay to the landlord (A) three months of then current aggregate rent, plus (B) the unamortized portion of the aggregate of the tenant improvement allowance, leasing commissions and unabated rent.

With regards to Loan No. 59, Walgreens – Waterford, the sole tenant at the property, Walgreen, Co., has the right and option, to terminate its lease effective as of December 31, 2031. It continues to have the right to terminate every sixty months thereafter. If such tenant elects to exercise any such option, the tenant is required to send notice thereof to landlord at least six months prior to the date of such termination, but no notice will be required to terminate its lease upon the expiration of the term.

With regards to Loan No.62, Mentor Industrial Portfolio – Eye Lightning, the largest tenant, Eye Lighting International, has a one-time option to terminate its lease as of March 31, 2017 with a notice of no later than March 31, 2016. If Eye Lighting International exercises the termination option, then Eye Lighting International will be required to pay a termination fee of $170,540 plus 40% of the LED assembly room allowance plus 40.0% of the cost of tenant improvements, but not to exceed $100,000.

With regards to Loan No. 63, Bowling Green, the third largest tenant, IL Dept of Health, can terminate its lease with 120 days’ notice.

With regards to Loan No. 81, Walgreens (Petersburg, VA) - Walgreen Co., the sole tenant at the property, has the option to terminate the lease early effective as of the last day of the following full calendar months of the lease term: 300, 360, 420, 480, 540, 600, 660, 720, 780, and 840. The lease was executed in July 2004 and the first termination option becomes effective in 2030, five years after the maturity of the loan.

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25.	Represents the monthly amounts required to be deposited by the borrower. The monthly collected amounts may be increased or decreased pursuant to the terms of the related mortgage loan documents. In certain cases, reserves with $0 balances are springing and are collected in the event of certain conditions being triggered in the respective mortgage loan documents. In certain other cases, all excess cash flow will be swept into reserve accounts in the event of certain conditions being triggered in the respective mortgage loan documents.

With regards to Loan No.1, Charles River Plaza North, the insurance reserve is structured with a springing portion so that on a monthly basis, the borrower is required to escrow 1/12 of the annual estimated insurance payments, currently equal to $2,952 (for those insurance policies that are not provided by the tenant or the condominium association, as permitted under the loan documents), and waived portion.

With regards to Loan No. 2, Starwood Capital Extended Stay Portfolio, monthly tax and insurance reserves will become due upon the occurrence of a trigger event consisting of one of the following (i) an event of default under the mortgage loan agreement, (ii) a debt yield below 8.00% during the period from the closing date through and including the payment date in July 2018, 8.25% during the period immediately following the payment date in July 2018 through and including the payment date in July 2019, and 8.50% during the period from and including the day immediately following the payment date in July 2019 to and including the maturity date, and (iii) an event of default under the mezzanine loan agreement.

With regards to Loan No. 4, Westfield Wheaton, monthly replacement, tenant improvement and leasing commissions, and tax and insurance reserves will become due upon (i) an event of default under the mortgage loan agreement, (ii) a debt yield less than 7.50%, (iii) commencing on the scheduled payment date following which the borrower or property manager is subject to an action under creditor rights law that has not been discharged or dismissed, tested quarterly.

With regards to Loan No. 6, Soho-Tribeca Grand Hotel Portfolio, the borrowers are required to escrow (i) on each payment date occurring in September and October of each year, an amount equal to $600,000 and (ii) on each payment date occurring in November and December of each year, an amount equal to $300,000. Provided no event of default has occurred and is continuing, the lender is required to disburse to the borrowers up to $900,000 from the seasonality reserve on each payment date in January and February, (i) if there is no trigger period continuing and (ii) during a trigger period, to the cash management account to be applied in accordance with the cash management agreement.

With regards to Loan No. 7, Westfield Trumbull, monthly replacement, tenant improvement and leasing commissions, and tax and insurance reserves will become due upon (i) an event of default under the mortgage loan agreement, (ii) debt yield less than 7.50%, (iii) commencing on the scheduled payment date following which the borrower or property manager is subject to an action under creditor rights law that has not been discharged or dismissed, tested quarterly.

With regards to Loan No. 12, Hampton Inn – Point Loma, the borrower is required to deposit into an ongoing seasonality reserve, on each payment date during each of the months of July and August, every year an amount equal to $102,150.

With regards to Loan No. 19, 16260 Ventura, the monthly deposit amount to the TI/LC reserve will be reduced from $8,836 to $7,573 upon satisfaction of certain conditions relating to the tenancy of the second floor, including that the entire second floor is leased to one or more tenants pursuant to leases entered into in accordance with the loan documents and such tenants are in occupancy and paying full and unabated rent. The TI/LC reserve is subject to a cap of $272,640 so long as (i) no event of default has occurred and is continuing and (ii) the DSCR is not less than 1.15x, provided that the borrower is required to make monthly deposits at any time that the balance in the TI/LC reserve is below the minimum balance of $272,640.

With regards to Loan No. 25, 1315 Lincoln Boulevard, all excess cash flow will be swept into the lease sweep reserve account held by the lender upon the occurrence of: (i) the date that is 12 months prior to the scheduled expiration of a Specified Tenant’s lease unless renewed; (ii) upon the termination, cancellation or surrender of a Specified Tenant’s lease; (iii) if a Specified Tenant has ceased operating its business at the property (i.e., “goes dark”) at all or substantially all of its space at the property; (iv) upon a default by a Specified Tenant under its lease; or (v) upon a bankruptcy or insolvency proceeding of a Specified Tenant. However, if the sweep is caused solely due to condition (iii), and the applicable Specified Tenant is continuing to pay full, unabated rent, the amount of lease sweep reserve funds on deposit may not exceed an aggregate amount equal to the Specified Tenant’s 12 months full rent. “Specified Tenant” is defined as Chandler Chicco Agency LLC; Centro Media, Inc; O'Gara Coach Company, LLC; and any other tenant under a lease covering 15% or more of the property's net rentable area.

With regards to Loan No.26, Cape May Hotels, the borrower will be required to deposit a monthly FF&E reserve during the months of July through October in an amount that is the greater of (i) an amount equal to 1/12 of 4% of the room revenue and (ii) $875 and (b) the aggregate amount, required to be reserved under the management agreement and the franchise agreement.

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With regards to Loan No. 33, Colony Plaza, the loan is structured with a $1.0 million upfront reserve, which funds can solely be used to re-tenant the Sitel Corporation space should it exercise its termination option in February 2017. Furthermore, all excess cash flow will be swept into the lease sweep reserve account and used for TI/LC expenses associated with the Sweep Leases upon the occurrence of: (i) the date that is 12 months prior to the expiration of a Sweep Lease; (ii) the date under the Sweep Lease by which the Sweep Tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (iii) upon the early termination, early cancellation or early surrender of a Sweep Lease or upon the borrower’s receipt of notice by a Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Sweep Lease; (iv) if a Sweep Tenant has ceased operating its business at the property (i.e., “goes dark”) at all or substantially all of its space at the property; (v) upon a default under a Sweep Lease by a Sweep Tenant beyond any applicable notice and cure period, (vi) upon a bankruptcy or insolvency proceeding of a Sweep Tenant or its parent, or (vii) upon a decline in the credit rating of Food Lion (or its parent entity; in this case, the Delhaize Group) below “BBB-“ by S&P or equivalent by any of the rating agencies. “Sweep Tenant” is defined as Sitel Corporation, Food Lion, Roses, and any other tenant under a lease covering 30,000 SF or more of the property's net rentable area and “Sweep Lease” is a lease associated with the respective Sweep Tenant.

With regards to Loan No. 34, Vicksburg Medical Office Building, monthly tenant improvement and leasing commissions, and tax and insurance reserves will become due upon (i) an event of default under the mortgage loan agreement; (ii) a DSCR of less than 1.15x; (iii) failure to deliver a commitment or term sheet acceptable to the lender to refinance the mortgage loan three months prior to maturity; and (iv) the occurrence of the borrower’s failure prior to the 8th anniversary of the closing date to, (i) renew the hospital lease upon terms set forth in the cash management agreement, or (ii) enter into a replacement triple net lease for the hospital lease space upon terms comparable to the hospital lease subject to lender approval, and, with regards to the tax and insurance reserves, (v) hospital tenant failed to pay tax directly to the appropriate public office and/or governmental authority with regards to the tax reserve and/or hospital tenant failed to pay the full amount of insurance premium directly to the insurance carrier.

With regards to Loan No. 35, Millside Plaza, all excess cash flow will be swept into the lease sweep reserve account held by the lender upon the occurrence of: (i) the earlier of the date that is 12 months prior to the scheduled expiration of a Specified Tenant’s lease unless renewed or the date by which such tenant is required to give notice of its exercise of a renewal option; (ii) upon the termination, cancellation or surrender of a Specified Tenant’s lease; (iii) if a Specified Tenant (except Office Depot) has ceased operating its business at the property (i.e., “goes dark”) at all or substantially all of its space at the property; (iv) upon a default by a Specified Tenant under its lease; or (v) upon a bankruptcy or insolvency proceeding of a Specified Tenant. Furthermore, all excess cash flow is currently being swept and will continue to be swept by the lender until the Office Depot space has been re-tenanted to an acceptable replacement tenant for an initial lease term of at least five years and the NCF debt yield on the loan is at least 11.5%. However, as long as a Specified Tenant sweep does not exist due to the tenant Petsmart, the lender is required to disburse to the borrower every month, an amount equal to $26,255 from the lease sweep reserve account. “Specified Tenant” is defined as Office Depot, Petsmart, and any other tenant under a lease covering 15,000 SF or more of the property's net rentable area.

With regards to Loan No. 36, American Self Storage Portfolio, the monthly replacement reserve will become due and payable upon (i) an event of default under the mortgage loan agreement; (ii) a DSCR of less than 1.20x; or (iii) bankruptcy of the borrower or manager.

With regards to Loan No. 40, Staybridge Suites Brandywine, the borrower is required to make monthly deposits into the PIP reserve in an amount equal to one-twelfth (1/12th) of four percent (4%) of its total revenue for the prior calendar year until the lender receives reasonably acceptable evidence that all work required under the PIP has been completed and paid for in full.

With regards to Loan No. 43, Crossroads Shopping Center, the TI/LC Reserve will have an upfront deposit of $150,000 with a monthly escrow equal to $100,000 per annum, subject to a cap of $500,000. The monthly escrow will increase to $300,000 per annum if, with respect to any of Staples, Big Lots, or Family Farm, (i) it gives notice of its intention to terminate or not extend or renew its lease, (ii) on or prior to 6 months prior to the then applicable expiration date under its lease, it does not extend or renew its lease upon terms and conditions reasonably acceptable to Lender, (iii) on or prior to the date by which each is required under its lease to notify the landlord of its election to extend or renew its lease, it fails to give such notice, (iv) an event of default under the respective lease occurs, (v) the bankruptcy or insolvency of any of the leases (or, if applicable , any lease guarantor) occurs, (vi) any of these leases terminate, (vii) it goes dark.

With regards to Loan No. 45, Varner Crossing, the Georgia Department of Transportation will be paying the sponsor $592,939 as part of the condemnation due to the road widening project. The lender is required to escrow the $592,939 upon receipt of

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funds from the Georgia Department of Transportation, until such a time that the project is complete and the borrower has completed all necessary work related to the project.

With regards to Loan No. 51, Haggen Grocery El Cajon, all excess cash flow will be swept into an account to be held by the lender upon the occurrence of any of the following with respect to the sole tenant: (i) the sole tenant has annual sales of $335 PSF of the property’s gross leasable area (i.e., $16,955,000) or less for two consecutive years; (ii) the sole tenant vacates, abandons, ceases ordinary business operations at, or otherwise “goes dark” at all or substantially all of the space leased under the sole tenant lease, or gives notice of its intent to do any of the foregoing; or (iii) the sole tenant or sole tenant lease guarantor files for bankruptcy, gives notice of its intent to file for bankruptcy or becomes insolvent.

With regards to Loan No. 57, Storage Depot II (Scotts Valley Self Storage), the borrower is required to make monthly deposits in the amount of $8,000 to the ground rent reserve at any time that the amount then on deposit is less than $16,000 or such lesser amount that is sufficient to restore the balance in the ground rent reserve to the minimum balance of $16,000.

With regards to Loan No. 59, Walgreens – Waterford, so long as, among other conditions, the single tenant is not in default under its lease and is solely responsible for paying taxes, insurance premiums and capital expenses at the property, no tax, insurance or CapEx reserve deposits will be required.

With regards to Loan No. 60, Central Crossing, so long as no event of default has occurred or is continuing under the loan documents and evidence of timely payment of qualifying blanket insurance premiums is delivered to the lender, no insurance reserve deposits will be required.

With regards to Loan No. 60, Central Crossing, until all three tenants have either been replaced or renewed their respective leases for at least five years at rental rates acceptable to the lender, there will be a TI/LC reserve cap of $1,290,000. After either such event, the cap will be reduced to $500,000.

With regards to Loan No. 65, PA Rite Aid Portfolio, so long as, among other conditions, each single tenant is not in default under its lease and is solely responsible for paying taxes, insurance premiums and capital expenses at each property, no tax, insurance or CapEx reserve deposits will be required.

With regards to Loan No. 65, PA Rite Aid Portfolio, so long as the rollover reserve maintains a balance of $65,448, no TI/LC reserve deposits will be required.

With regards to Loan No. 67, Pottstown Pike Retail, all excess cash flow will be swept into an account held by the lender upon: (i) the occurrence and continuance of an event of default; (ii) the DSCR being less than 1.20x; (iii) the senior unsecured corporate credit rating of CVS is "BBB-" or below, as determined by S&P (or an equivalent rating by any other nationally recognized credit rating agency).

With regards to Loan No. 81, Walgreens (Petersburg, VA), so long as (i) no event of default is then existing, (ii) certain trigger events involving Walgreen Co. have not occurred, (iii) Walgreen Co. is expressly responsible for paying taxes to the applicable governmental authority under its lease and evidence of such payment is provided to the lender, and (iv) the Walgreens lease is in full force and effect, no tax reserve deposits will be required. In addition, so long as (i) no event of default has occurred and is continuing, and (ii) the borrower continues to maintain property insurance policies under a blanket or umbrella policy approved by the lender and provides evidence of the payment of insurance premiums to the lender, no insurance premium reserve deposits will be required. The borrower is also not required to make replacement reserve deposits so long as (i) certain trigger events involving Walgreen Co. have not occurred, (ii) Walgreen Co. is expressly responsible for the maintenance and repair obligations at the property under its lease, (iii) the Walgreens lease is in full force and effect, and (iv) Walgreen Co. completes and pays for all applicable maintenance and repairs, and the lender receives satisfactory evidence of the same.

With regards to Loan No. 83, Centerpoint Retail, all excess cash flow will be swept into the lease sweep reserve account held by the lender upon the occurrence of: (i) the date that is 12 months prior to the scheduled expiration of a Specified Tenant’s lease unless renewed; (ii) upon the termination, cancellation or surrender of a Specified Tenant’s lease; (iii) if a Specified Tenant has ceased operating its business at the property (i.e., “goes dark”) at all or substantially all of its space at the property; (iv) upon a material default by a Specified Tenant under its lease; or (v) upon a bankruptcy or insolvency proceeding of a Specified Tenant. “Specified Tenant” is defined as the tenant under the 3800 Centerpoint ground lease.

26.	Represents the amount deposited by the borrower at origination. All or a portion of this amount may have been released pursuant to the terms of the related loan documents.

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27.	Represents a cap on the amount required to be deposited by the borrower pursuant to the related mortgage loan documents. In certain cases, during the term of the mortgage loan, the caps may be altered or terminated subject to conditions of the respective mortgage loan documents.

With regards to Loan No. 33, Colony Plaza, the TI/LC reserve will be capped at $500,000; provided, however, that in the event a Leasing Reserve Additional Deposits Cure Event has not then occurred, from and after the date that is five years after the loan closing date until such time as a Leasing Reserve Additional Deposits Cure Event occurs, the TI/LC reserve cap will be $1,000,000. “Leasing Reserve Additional Deposits Cure Event” is defined as the satisfaction of: (A) Food Lion has extended its lease to at least 6/30/2029 with rent no less than $6.00 PSF, Sitel Corporation has extended its lease to at least 2/28/2029 with rent no less than $9.69 PSF and debt yield after the Food Lion and Sitel Corporation lease extensions is greater than or equal to the debt yield at loan origination; or (B) in the event that Food Lion or Sitel Corporation fail to meet condition (A), the borrower will be required to re-lease at least 75% of the Food Lion and Sitel Corporation space to replacement tenants such that condition (A) is satisfied.

28.	Earnout / Holdback

With regards to Loan No. 11, Hendry Multifamily Portfolio, the borrower deposited a $1,000,000 MPUD holdback reserve for a period of 270 days from loan closing, at which time, if not released, the funds will be transferred to a master planned unit development (“MPUD”) reserve account for the remaining duration of the loan. The borrower will receive the MPUD holdback provided that, (i) no event of default has occurred under the mortgage loan agreement, (ii) the building owned by the borrower located at 7423 Kaljai Loop, New Port Richey, Florida has been rezoned as “MPUD”, and (iii) the Summer Lake Villas property has been rezoned as a “MPUD”. These conditions have been satisfied and the borrower has requested that the $1,000,000 reserve be released.

With regards to Loan No. 45, Varner Crossing, the loan was structured with a $150,000 vacant space holdback reserve. Funds will be disbursed to the borrower upon the borrower’s request, provided that such disbursement satisfies the certain terms set forth in the loan agreement, release of vacant space funds, including, but not limited to (i) the borrower has entered into a lease with a tenant or tenants for the entirety of the vacant space, (ii) such lease is for a term of not less than three years, (iii) the rental rate under such lease is not less than $15.95 per SF on a net basis, (iv) acceptable delivery of an estoppel certificate confirming that the tenant is in occupancy and open for business, and (v) the debt service coverage ratio is not less than 1.25x.

With regards to Loan No. 45, Varner Crossing, the U/W NOI Debt Yield, U/W NCF Debt Yield, and As Is Cut-off Date LTV are calculated using the Cut-off Date Balance net of the earnout reserve of $150,000. The U/W NOI Debt Yield, U/W NCF Debt Yield and As Is Cut-off Date LTV calculated using the Cut-off Date Balance are 8.0%, 7.7% and 74.2%, respectively.

With regards to Loan No. 46, Platinum Multifamily Portfolio, the loan was structured with a $510,000 earnout reserve. At any time after six months following June 19, 2015 and prior to 36 months following June 19, 2015, disbursements from the earnout reserve funds are permitted provided the following conditions are satisfied amongst others: (i) immediately following such disbursement, the earnout debt yield is not less than 9.3%; (ii) no event of default under the mortgage loan documents exists; (iii) the borrower is not entitled to request disbursements from the earnout reserve funds more frequently than one time in any given quarter or in an amount less than $100,000. The UW NOI debt yield, UW NCF debt yield and cut-off date LTV calculations were based on the cut-off date loan balance net of the earnout reserve.

29.	With regards to Loan No. 45, Varner Crossing, the borrower is obligated to maintain an environmental insurance policy for the duration of the term of the mortgage loan. The borrower obtained an environmental impairment liability insurance policy from Great American Insurance Group, with a limit of $5,000,000 per incident and in the aggregate and a term equal to ten years with an extended reporting period of 36 months.

With regards to Loan No. 56, Monroe Town Center, the borrower obtained an environmental insurance policy from Lloyd’s of London-Beazley with a limit of $2 million per incident and in the aggregate, a deductible of $50,000 and a term of ten years. In addition, the on-site drycleaner maintains an independent insurance policy with a $1.0 million limit of liability and a $10,000 deductible from Colony Insurance.

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30.	Certain of the mortgage loans permit direct or indirect owners in the borrower to incur future mezzanine financing.

			% of Initial
			Outstandin		Combined
		Mortgage Loan	g Pool	Intercreditor	Minimum	Combined	Combined
Loan No.	Mortgage Loan	Cut-off Date Balance	Balance	Agreement	DSCR	Maximum LTV	Debt Yield

30	Renaissance Casa De Palmas	$13,485,144	0.9%	Yes	1.50x	75.0%	10.0%

63	Bowling Green	$6,100,000	0.4%	Yes	1.45x	65.0%	NAP

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